    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2006
                       (FILE NOS. 33-36962 and 811-06175)
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Post-Effective Amendment No. 50

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 52

                               ECLIPSE FUNDS INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                  --------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (973) 394-4437

Marguerite E. H. Morrison, Esq.   Copy To:              Sander M. Bieber, Esq.
Eclipse Funds Inc.                                      Dechert LLP
51 Madison Avenue                                       1775 I Street, N.W.
New York, New York 10010                                Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of rule 485
[X] on March 1, 2006, pursuant to paragraph (b) of rule 485
[ ] 60 days after filing pursuant to (a)(1) of rule 485
[ ] on ______________ pursuant to paragraph (a)(1) of 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ] on ______, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS



MainStay Balanced Fund


MainStay Income Manager Fund


                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      MainStay All Cap Growth Fund
 10      MainStay All Cap Value Fund
 14      MainStay Mid Cap Opportunity Fund
 20      MainStay S&P 500 Index Fund
 24      MainStay Small Cap Opportunity Fund

         INCOME FUNDS
 28      MainStay Cash Reserves Fund
 32      MainStay Floating Rate Fund
 36      MainStay Indexed Bond Fund
 40      MainStay Intermediate Term Bond Fund
 46      MainStay Short Term Bond Fund

         BLENDED FUNDS
 50      MainStay Balanced Fund
 54      MainStay Income Manager Fund (formerly MainStay Asset
         Manager Fund)

 60      More About Investment Strategies and Risks

 65      Shareholder Guide

 91      Know With Whom You're Investing

 97      Financial Highlights for Eclipse Funds Inc.

114      Financial Highlights for Eclipse Funds

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses MainStay Funds that are series of either Eclipse Funds Inc., a Maryland corporation, or Eclipse Funds, a Massachusetts business trust (collectively referred to as the "Funds" or the "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of eight of the Funds discussed in this Prospectus. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of four of the Funds.


Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, Income Funds invest primarily in debt securities, and Blended Funds invest in a mix of equity and income-producing securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;


- convertible securities;



- American Depositary Receipts (ADRs); and



- Real Estate Investment Trusts (REITs).


Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.


DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Cash Reserves Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Factors that can affect debt security values are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------

The RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $25 million to $347.3 billion.


---------------------------

The S&P 500 INDEX(R) is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $721 million to $390.5 billion.


---------------------------

A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

MAINSTAY ALL CAP GROWTH FUND

The All Cap Growth Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the RUSSELL 3000(R) GROWTH INDEX. The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) INDEX; and

- increasing return on investment.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, WARRANTS and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

- new management;

- new products;

- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                             ALL CAP GROWTH FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

ALL CAP GROWTH FUND

(ALL CAP GROWTH FUND BAR CHART)

96                                                                               21.62
97                                                                               24.73
98                                                                                40.5
99                                                                               25.33
00                                                                              -11.57
01                                                                              -23.37
02                                                                              -30.95
03                                                                               27.17
04                                                                                6.81
05                                                                               15.49


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        27.97%            4Q/98

  Lowest return/worst quarter                                       -19.82%            1Q/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                     1 YEAR         5 YEARS         10 YEARS
  All Cap Growth Fund
  Return Before Taxes
    Class A                                                           8.44%         -5.08%            6.11%
    Class B                                                           8.92%         -5.10%            5.77%
    Class C                                                          12.96%         -4.70%            5.78%
    Class I                                                          15.49%         -3.66%            6.97%
  Return After Taxes on Distributions(1)
    Class I                                                          15.49%         -3.66%            6.05%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          10.07%         -3.07%            5.92%
  S&P 500(R) Index(2)
    (reflects no deduction for fees, expenses, or taxes)              4.91%          0.54%            9.07%



  Russell 1000(R) Growth Index(3)
    (reflects no deduction for fees, expenses, or taxes)              5.26%         -3.58%            6.73%
  Russell 3000(R) Growth Index(4)
    (reflects no deduction for fees, expenses, or taxes)              5.17%         -3.15%            6.48%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C shares may vary.


2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

3 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             ALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                         None            5.00%           1.00%           None

  Redemption Fee
  (as a percentage of redemption proceeds)                       None            None            None            None

  Maximum Account Fee                                            None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                               .85%            .85%            .85%            .85%



  Distribution and/or Service (12b-1) Fees(3)                     .25%           1.00%           1.00%           None

  Other Expenses(4)                                               .49%            .49%            .49%            .12%



  Total Annual Fund Operating Expenses                           1.59%           2.34%           2.34%            .97%

  Less Waivers/Reimbursements(5)                                 -.04%           -.04%           -.04%           -.04%



  Net Annual Fund Operating Expenses(5)                          1.55%           2.30%           2.30%            .93%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.93% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  699      $  233               $  733               $  233               $  333             $   95

   3 Years         $1,013      $  718               $1,018               $  718               $  718             $  296



   5 Years         $1,348      $1,230               $1,430               $1,230               $1,230             $  515

  10 Years         $2,294      $2,448               $2,448               $2,636               $2,636             $1,143




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $33 million to $399.5 billion.


MAINSTAY ALL CAP VALUE FUND

The All Cap Value Fund's investment objective is to seek maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in securities with value characteristics across the entire range of market capitalizations as described by the RUSSELL 3000(R) VALUE INDEX. The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund is not designed or managed primarily to produce current income.

The Fund principally invests in common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased;

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion; or

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios;

- the company's "book" value;

- estimated value of the company's assets (liquidation value); and

- growth rates and future earnings potential.

The Subadvisor may sell a security if it believes that the security has reached its full value, or if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the achievement of the company's growth targets, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently
 10

                                                              ALL CAP VALUE FUND

may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

ALL CAP VALUE FUND

[ALL CAP VALUE FUND BAR CHART]

96                                                                               22.41
97                                                                               22.63
98                                                                                -8.1
99                                                                                9.22
00                                                                               11.79
01                                                                               -1.07
02                                                                              -21.02
03                                                                               28.73
04                                                                                11.4
05                                                                                5.09

ANNUAL RETURNS, CLASS I SHARES


(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.74%            4Q/03
  Lowest return/worst quarter                                       -22.26%            3Q/02








AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR          5 YEARS         10 YEARS
  All Cap Value Fund
  Return Before Taxes
   Class A                                                           -1.37%          1.77%            6.16%
   Class B                                                           -1.45%          1.84%            6.01%
   Class C                                                            2.55%          2.21%            6.01%
   Class I                                                            5.09%          3.32%            7.09%

  Return After Taxes on Distributions(1)
   Class I                                                            4.82%          2.58%            5.18%



  Return After Taxes on Distributions and Sale of Fund
   Shares(1)
   Class I                                                            3.41%          2.52%            5.18%

  S&P 500(R) Index(2)
   (reflects no deduction for fees, expenses, or taxes)               4.91%          0.54%            9.07%



  Russell 1000(R) Value Index(3)
   (reflects no deduction for fees, expenses, or taxes)               7.05%          5.28%           10.94%

  Russell 3000(R) Value Index(4)
   (reflects no deduction for fees, expenses, or taxes)               6.85%          5.86%           11.04%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C may vary.


2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

3 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              ALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A      CLASS B      CLASS C      CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%         None         None         None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                              None        5.00%        1.00%         None

  Redemption Fee
  (as a percentage of redemption proceeds)                            None         None         None         None

  Maximum Account Fee                                                 None         None         None         None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .85%         .85%         .85%         .85%



  Distribution and/or Service (12b-1) Fees(3)                         .25%        1.00%        1.00%         None

  Other Expenses(4)                                                   .66%         .66%         .66%         .20%



  Total Annual Fund Operating Expenses                               1.76%        2.51%        2.51%        1.05%

  Less Waivers/Reimbursements(5)                                     -.11%        -.11%        -.11%        -.11%



  Net Annual Fund Operating Expenses(5)                              1.65%        2.40%        2.40%        0.94%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.94% of average daily net assets Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  709      $  243               $  743               $  243               $  343             $   96

   3 Years         $1,042      $  748               $1,048               $  748               $  748             $  300



   5 Years         $1,398      $1,280               $1,480               $1,280               $1,280             $  520

  10 Years         $2,397      $2,550               $2,550               $2,736               $2,736             $1,155




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $591 million to $22.7 billion.


---------------------------

The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $422 million to $15.8 billion.


MAINSTAY MID CAP OPPORTUNITY FUND

The Mid Cap Opportunity Fund's investment objective is to seek high TOTAL
RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Fund may lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets. The Fund also may invest:




- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and



- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.


The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.
 14

                                                        MID CAP OPPORTUNITY FUND

---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.



Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer isolated business setbacks. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.



The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



Since the Fund may invest up to 20% of its net assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:


- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP OPPORTUNITY FUND

[MID CAP OPPORTUNITY FUND BAR CHART]

96                                                                                22.4
97                                                                               32.46
98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28
03                                                                               39.27
04                                                                               21.93
05                                                                                6.09


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of three broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1996 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.97%            2Q/03
  Lowest return/worst quarter                                       -14.19%            3Q/98





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                                         10
                                                                       1 YEAR         5 YEARS          YEARS
  Mid Cap Opportunity Fund(1)
  Return Before Taxes
    Class A                                                            -0.16%          9.72%           11.52%
    Class B                                                            -0.10%          9.88%           11.27%
    Class C                                                             3.89%         10.17%           11.28%
    Class I                                                             6.09%         11.30%           12.46%
  Return After Taxes on Distributions(2)
    Class I                                                             4.90%         10.82%           11.30%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                             4.82%          9.71%           10.50%
  Russell Midcap(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)               12.65%         12.21%           13.65%



  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               12.65%          8.45%           12.49%
  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)                4.91%          0.54%            9.07%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.


3 The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividend and capital gains. You cannot invest directly in an index.

5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.
 16

                                                        MID CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)               CLASS A          CLASS B          CLASS C          CLASS I
  Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)                      5.50%             None             None             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                    None            5.00%            1.00%             None



  Redemption Fee
  (as a percentage of redemption proceeds)                  None            None             None              None

  Maximum Account Fee                                       None             None             None             None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                         .90%             .90%             .90%             .90%



  Distribution and/or Service (12b-1) Fees(3)               .25%            1.00%            1.00%             None

  Other Expenses(4)                                         .63%             .63%             .63%             .37%



  Total Annual Fund Operating Expenses                     1.78%            2.53%            2.53%            1.27%

  Less Waivers/Reimbursements(5)                           -.23%            -.23%            -.23%            -.23%



  Less Reduction in Transfer Agency Fees by
  NYLIM(5)                                                 -.20%            -.20%            -.20%               --




  Net Annual Fund Operating Expenses(5)                    1.35%            2.10%            2.10%            1.04%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.04% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that the Fund's total ordinary operating expenses do not exceed 1.35% of average daily net assets for Class A shares.



NYLIM will apply an equivalent reimbursement in an equal amount of basis points to the Fund's Class B and Class C shares. These expense limitations may be modified or terminated only with the approval of the Board.


 NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating

MID CAP OPPORTUNITY FUND

expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  680      $  213               $  713               $  213               $  313             $  106

   3 Years         $  954      $  658               $  958               $  658               $  658             $  331



   5 Years         $1,249      $1,129               $1,329               $1,129               $1,129             $  574

  10 Years         $2,085      $2,240               $2,240               $2,431               $2,431             $1,271




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $721 million to $390.5 billion.


---------------------------
INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

MAINSTAY S&P 500 INDEX FUND

The S&P 500 Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.


INVESTMENT PROCESS

NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Fund's investments also include S&P 500(R) Index futures that are used for cash management purposes.


PRINCIPAL RISKS



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.



There is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:



- transaction costs;



- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index; and



- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.



Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              S&P 500 INDEX FUND

[S&P INDEX FUND BAR CHART]

96                                                                               22.57
97                                                                               32.88
98                                                                               28.62
99                                                                               20.83
00                                                                               -9.11
01                                                                              -12.04
02                                                                              -22.17
03                                                                               28.35
04                                                                                10.6
05                                                                                4.61


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.48%            4Q/98
  Lowest return/worst quarter                                       -17.17%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR           5 YEARS         10 YEARS
  S&P 500 Index Fund
  Return Before Taxes
    Class A                                                         1.03%            -0.57%            8.26%
    Class I                                                         4.61%             0.33%            8.87%

  Return After Taxes on Distributions(1)
    Class I                                                         4.05%            -0.26%            7.85%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                         3.00%             0.01%            7.39%

  S&P 500(R) Index(2)
    (reflects no deduction for fees, expenses, or taxes)            4.91%             0.54%            9.07%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.


2 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

S&P 500 INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                             None             None



  Redemption Fee
  (as a percentage of redemption proceeds)                           None             None




  Maximum Account Fee                                                None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee(2)                                                   .24%            .24%

  Distribution and/or Service (12b-1) Fees(3)                         .25%            None



  Other Expenses(4)                                                   .25%            .07%

  Total Annual Fund Operating Expenses                                .74%            .31%



  Less Waivers/Reimbursements(5)                                     -.01%           -.01%

  Net Annual Fund Operating Expenses(5)                               .73%            .30%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: .25% up to $1 billion, .225% from $1 billion to $3 billion and .20% in excess of $3 billion.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.30% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the Class A Shares. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    CLASS A         CLASS I
   1 year                                                           $  372           $ 31

   3 years                                                          $  526           $ 97

   5 years                                                          $  694           $169

  10 years                                                          $1,179           $381




                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which includes the largest 3,000 U.S. companies determined by market capitalization. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $25 million to $4.8 billion.


---------------------------


The S&P SMALLCAP 600(R) INDEX is a market value weighted index of 600 small-capitalization common stocks. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $54 million to $4.2 billion.


---------------------------

SMALL-CAPITALIZATION STOCKS are common stocks of relatively small companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

MAINSTAY SMALL CAP OPPORTUNITY FUND

The Small Cap Opportunity Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in SMALL-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's small cap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.


The Fund may lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets and may invest in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.


The Fund may purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.


The Fund may also invest in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality.

                                                      SMALL CAP OPPORTUNITY FUND

---------------------------

ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


PRINCIPAL RISKS
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

- more price volatility,

- greater spreads between their bid and ask prices,

- significantly lower trading volumes, and/or

- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SMALL CAP OPPORTUNITY FUND

[SMALL CAP OPPORTUNITY FUND BAR CHART]

96                                                                               29.87
97                                                                                33.3
98                                                                                 3.4
99                                                                                3.05
00                                                                               -9.44
01                                                                               13.89
02                                                                                -3.3
03                                                                               53.73
04                                                                               25.79
05                                                                               11.14


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1996 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.15%            4Q/03
  Lowest return/worst quarter                                       -16.91%            3Q/98





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                                      5               10
                                                                    1 YEAR          YEARS           YEARS
  Small Cap Opportunity Fund(1)
  Return Before Taxes
    Class A                                                          4.57%         17.09%           13.75%
    Class B                                                          4.80%         17.34%           13.36%
    Class C                                                          8.86%         17.61%           13.39%
    Class I                                                         11.14%         18.80%           14.74%
  Return After Taxes on Distributions(2)
    Class I                                                          8.71%         17.12%           11.98%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          8.26%         15.90%           11.59%
  Russell 2000(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)             4.71%         13.55%           13.08%



  S&P 500(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)             4.91%          0.54%            9.07%
  Russell 2000(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)             4.55%          8.22%            9.26%



  S&P SmallCap 600(R) Index(6)
    (reflects no deduction for fees, expenses, or taxes)             7.68%         10.76%           12.16%
  Lipper Small Cap Value Funds Index(7)
    (reflects no deduction for fees, expenses, or taxes)             7.45%         14.76%           13.02%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2003 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.

3 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
5 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Index represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.
6 The S&P SmallCap 600(R) Index is a market value weighted benchmark of 600 small-capitalization common stocks. You cannot invest directly in an index.
7 The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index.
 26

                                                      SMALL CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                  CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                         5.50%           None            None             None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                      None            5.00%           1.00%            None

  Redemption Fee
  (as a percentage of redemption proceeds)                     None            None            None            None

  Maximum Account Fee                                         None            None            None            None




  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  Management Fee(2)                                           1.00%           1.00%           1.00%           1.00%




  Distribution and/or Service (12b-1) Fees(3)                  .25%           1.00%           1.00%           None

  Other Expenses(4)                                            .41%            .41%            .41%            .16%




  Total Annual Fund Operating Expenses(5)                     1.66%           2.41%           2.41%           1.16%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.19% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses do not exceed 1.70% of average daily net assets for Class A shares. NYLIM will apply an equivalent reimbursement in an equal amount of basis points to the Fund's Class B and Class C shares. These expense limitations may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             ASSUMING NO   ASSUMING REDEMPTION         ASSUMING NO   ASSUMING REDEMPTION
  EXPENSES AFTER             REDEMPTION    AT THE END OF EACH PERIOD   REDEMPTION    AT THE END OF EACH PERIOD
   1 Year          $  709      $  244               $  744               $  244               $  344             $  118

   3 Years         $1,045      $  751               $1,051               $  751               $  751             $  368



   5 Years         $1,403      $1,285               $1,485               $1,285               $1,285             $  638

  10 Years         $2,407      $2,561               $2,561               $2,746               $2,746             $1,409




---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments to their interest rates.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

MAINSTAY CASH RESERVES FUND

The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

- bank and bank holding company obligations such as CDs and bankers' acceptances;


- commercial paper, which are short-term unsecured loans to corporations;


- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

- time deposits;

- REPURCHASE AGREEMENTS; and

- corporate debt securities.


The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.


NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                              CASH RESERVES FUND

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These may include:

- political and economic instability;

- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Manager is wrong about its expectations regarding changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

CASH RESERVES FUND

[CASH RESERVES FUND BAR CHART]

96                                                                               5.11
97                                                                               5.27
98                                                                               5.25
99                                                                               4.89
00                                                                               6.14
01                                                                               3.96
02                                                                               1.48
03                                                                               0.74
04                                                                               0.92
05                                                                               2.78


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE

The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of an index of money market funds. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-MAINSTAY (1-800-624-6782).

BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        1.59%              3Q/00
  Lowest return/worst quarter                                        0.15%              1Q/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Cash Reserves Fund
    Class I                                                         2.78%           1.97%           3.64%

  7-day current yield
    Class I: 3.75%



  Lipper Money Market Funds Average(1)                              2.37%           1.59%           3.32%





1 The Lipper Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. You cannot invest directly in an index.

                                                              CASH RESERVES FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                      CLASS
  (fees paid directly from your investment)                               I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                                 None



  Redemption Fee
  (as a percentage of redemption proceeds                                None

  Maximum Account Fee                                                   None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(1)                                                      .45%



  Distribution and/or Service (12b-1) Fees                               None

  Other Expenses                                                         .11%



  Total Annual Fund Operating Expenses                                   .56%

  Less Waivers/Reimbursements(2)                                        -.06%



  Net Annual Fund Operating Expenses(2)                                  .50%



1 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: .45% up to $500 million and .40% in excess of $500 million.



2 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.50% of average daily net assets for Class I shares. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge
(load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                       CLASS I
   1 year                                                               $ 51

   3 years                                                              $160



   5 years                                                              $280

  10 years                                                              $628




MAINSTAY FLOATING RATE FUND


The Floating Rate Fund's investment objective is to seek to provide high current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.



Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.



Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.


The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering
 32

                                                              FLOATING RATE FUND

whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- Credit Risk

- Liquidity

- Interest Rates


The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value ("NAV") could go down and you could lose money.


An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.


Since the Fund may invest in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

FLOATING RATE FUND

[FLOATING RATE FUND BAR CHART]

05                                                                               4.09


ANNUAL RETURNS, CLASS I SHARES
2005


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one year period, and for the life of the Fund, compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES


2005



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.61%             3Q/05
  Lowest return/worst quarter                                       0.49%             2Q/05






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2005)



                                                                    1 YEAR         LIFE OF FUND(1)
  Floating Rate Fund
    Class A                                                         0.72%               1.83%
    Class B                                                         0.08%               1.82%
    Class C                                                         1.96%               2.93%
    Class I                                                         4.09%               3.97%

  Return After Taxes on Distributions(2)
    Class I                                                         2.43%               2.50%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                         2.64%               2.53%

  Credit Suisse Leveraged Loan Index(3)
    (reflects no deduction for fees, expenses, or taxes)            5.69%               5.39%






1    The Fund commenced operations on May 3, 2004.

2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C may vary.

3 The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit
     Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes.
     An investment cannot be made directly into an index.

                                                              FLOATING RATE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                         None            3.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                       2.00%           2.00%           2.00%           2.00%

  Maximum Account Fee                                            None            None            None            None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(3)                                               .60%            .60%            .60%            .60%
  Distribution and/or Service (12b-1) Fees(4)                     .25%           1.00%           1.00%           None

  Other Expenses(5)                                               .19%            .19%            .19%            .19%
  Total Annual Fund Operating Expenses(6)                        1.04%           1.79%           1.79%            .79%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The redemption fee applies only to redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.


3 The management fee for the Fund is an annual percentage of the Fund's average net assets.


4 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


5 Other expenses include, among other things, fees payable for transfer agency services, which may differ between the classes.



6 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.90% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. This expense limitation may be modified or terminated only with the approval of the Board.



  NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
    1 Year         $  403      $  182               $  482               $  182               $  282             $   81

    3 Years        $  621      $  563               $  763               $  563               $  563             $  252
    5 Years        $  857      $  884               $  884               $  970               $  970             $  439

   10 Years        $1,533      $1,561               $1,561               $2,105               $2,105             $  978

---------------------------


INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in an active manner by using economic, financial and market analysis.


---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

The CITIGROUP BROAD INVESTMENT GRADE BOND INDEX (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

MAINSTAY INDEXED BOND FUND

The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance of fixed income securities in the aggregate, as represented by the BIG Index.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in fixed income securities in the BIG INDEX. The BIG Index includes investment grade corporate bonds, U.S. dollar-denominated foreign securities, U.S. Treasury or agency issues, MORTGAGE-RELATED SECURITIES, and other securities. Corporate bonds and foreign securities, must be rated BBB- or better by S&P or Baa(3) or better by Moody's.



The Fund also may invest in dollar rolls. A dollar roll is a transaction in which the Fund sells securities from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.


INVESTMENT PROCESS


NYLIM, the Fund's Manager, employs a specialized method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.


The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time.

                                                               INDEXED BOND FUND

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER (or a security with an inverse floating rate of interest) resets in the opposite direction from the interest rate to which the inverse floater is indexed.
---------------------------


PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;
- market conditions; and

- maturities.


There is no assurance that the investment performance of the Fund will equal or exceed that of the BIG Index. If the value of the BIG Index declines, the NAV of shares of the Fund are also likely to decline. The Fund's ability to track the BIG Index may be affected by, among other things:


- transaction costs;

- changes in either the composition of the BIG Index or the number of bonds outstanding for the components of the BIG Index; and

- timing and amount of contributions to and redemptions from the Fund by shareholders.


The Fund's investments in dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party. The Fund will maintain liquid assets having a value not less than the repurchase price, including accrued interests, and will designate which assets are being so maintained on its books and records.


Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as floaters, inverse floaters and mortgage-related securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INDEXED BOND FUND

[INDEXED BOND FUND BAR CHART]

96                                                                                2.55
97                                                                                9.01
98                                                                                8.21
99                                                                               -2.18
00                                                                                11.6
01                                                                                7.52
02                                                                               10.02
03                                                                                3.34
04                                                                                3.82
05                                                                                 2.1


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        4.84%            3Q/02
  Lowest return/worst quarter                                       -2.54%            2Q/04


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Indexed Bond Fund
  Return Before Taxes
    Class A                                                         -1.39%          4.40%           4.93%
    Class I                                                          2.10%          5.32%           5.52%

  Return After Taxes on Distributions(1)
    Class I                                                          0.65%          3.58%           3.30%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class I                                                          1.36%          3.49%           3.32%

  BIG Index(2)
    (reflects no deduction for fees, expenses, or taxes)             2.57%          5.93%           6.19%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.


2 The Citigroup Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

                                                               INDEXED BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                             None             None



  Redemption Fee
  (as a percentage of redemption proceeds)                           None             None

  Maximum Account Fee                                                 None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .35%            .35%



  Distribution and/or Service (12b-1) Fees(3)                         .25%            None

  Other Expenses(4)                                                    23%            .14%



  Total Annual Fund Operating Expenses                                .83%            .49%

  Less Waivers/Reimbursements(5)                                     -.06%           -.06%



  Net Annual Fund Operating Expenses(5)                               .77%            .43%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: .35% up to $1 billion and .30% in excess of $1 billion.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.43% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to Class A shares. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    CLASS A         CLASS I
   1 year                                                           $  376           $ 44

   3 years                                                          $  539           $138



   5 years                                                          $  715           $241

  10 years                                                          $1,226           $542




---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------

MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY INTERMEDIATE TERM BOND FUND

The Intermediate Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, low risk to principal and investment in debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- ZERO COUPON BONDS;

- MUNICIPAL BONDS;

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and

- LOAN PARTICIPATION INTERESTS.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or FLOATING rates of interest.

                                                     INTERMEDIATE TERM BOND FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------

LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.
---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or the Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

The Fund may invest up to 10% of its total assets in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Because of the increased risk, high-yield securities pay investors a premium -- a higher interest rate or yield -- than higher quality debt securities.


Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to:


- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

INTERMEDIATE TERM BOND FUND

---------------------------


PORTFOLIO TURNOVER



measures the amount of trading a fund does during the year.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                     INTERMEDIATE TERM BOND FUND

[INTERMEDIATE TERM BOND FUND BAR CHART]

96                                                                                 2.8
97                                                                                8.57
98                                                                                7.93
99                                                                               -2.47
00                                                                               10.93
01                                                                                7.94
02                                                                                6.71
03                                                                                4.02
04                                                                                4.54
05                                                                                1.85


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        4.52%             3Q/01

  Lowest return/worst quarter                                       -2.57%             2Q/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Intermediate Term Bond Fund
  Return Before Taxes
    Class A                                                         -3.19%          3.71%           4.44%
    Class B                                                         -4.37%          3.54%           4.15%
    Class C                                                         -0.45%          3.89%           4.15%
    Class I                                                          1.85%          4.99%           5.21%

  Return After Taxes on Distributions(1)
    Class I                                                          0.48%          3.33%           3.17%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          1.19%          3.26%           3.18%

  Lehman Brothers(R) Aggregate Bond Index(2)
    (reflects no deduction for fees, expenses, or taxes)             2.43%          5.87%           6.16%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A, B and C shares may vary.



2 The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Bond Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

INTERMEDIATE TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           4.50%            None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                        None            5.00%           1.00%            None



  Redemption Fee
  (as a percentage of redemption proceeds)                       None            None            None            None

  Maximum Account Fee                                            None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                              .60%            .60%            .60%            .60%



  Distribution and/or Service (12b-1) Fees(3)                    .25%           1.00%           1.00%            None

  Other Expenses(4)                                              .48%            .48%            .48%            .18%



  Total Annual Fund Operating Expenses                          1.33%           2.08%           2.08%            .78%

  Less Waivers/Reimbursements(5)                                -.08%           -.08%           -.08%           -.08%



  Less Reduction in Transfer Agency Fees by Manager(5)          -.15%           -.15%           -.15%             --%

  Net Annual Fund Operating Expenses(5)                         1.10%           1.85%           1.85%            .70%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.70% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that the Fund's total ordinary operating expenses do not exceed 1.10% of average daily net assets for Class A shares. NYLIM will apply an equivalent reimbursement in an equal amount of basis points to the Fund's Class B and Class C shares. These expense limitations may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreements if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  557      $  188               $  688               $  188               $  288              $ 72

   3 Years         $  784      $  582               $  882               $  582               $  582              $224



   5 Years         $1,029      $1,001               $1,201               $1,001               $1,001              $390

  10 Years         $1,730      $1,973               $1,973               $2,169               $2,169              $871




                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

In a MORTGAGE DOLLAR ROLL, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

MAINSTAY SHORT TERM
BOND FUND

The Short Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, preservation of capital and investment in short-term debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.

The Fund's principal investments include:

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- MORTGAGE-RELATED and ASSET-BACKED SECURITIES;

- CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and

- debt securities issued by U.S. corporate entities.


The Fund invests in securities rated Baa or better by Moody's or rated BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest.


The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                            SHORT TERM BOND FUND

---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.


---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.
---------------------------

PORTFOLIO TURNOVER


measures the amount of trading a fund does during the year.


PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's investments include derivatives such as mortgage-related and asset-backed securities and FLOATERS. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.


The Fund's use of mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SHORT TERM BOND FUND

[SHORT TERM BOND FUND BAR CHART]

96                                                                               4.81
97                                                                               6.13
98                                                                               6.37
99                                                                                2.4
00                                                                               8.11
01                                                                               7.92
02                                                                               4.28
03                                                                               1.77
04                                                                               0.66
05                                                                               1.46


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                                       RETURN          QUARTER/YEAR
  Highest return/best quarter                                                          3.29%              3Q/01
  Lowest return/worst quarter                                                         -1.32%              2Q/04





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Short Term Bond Fund
  Return Before Taxes
    Class A                                                         -2.11%          2.20%           3.74%
    Class I                                                          1.46%          3.18%           4.36%

  Return After Taxes on Distributions(1)
    Class I                                                          0.45%          2.09%           2.42%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    Class I                                                          0.94%          2.06%           2.50%

  Citigroup 1-3 Year Treasury Index(2)
    (reflects no deduction for fees, expenses, or taxes)             1.65%          3.66%           4.79%



  Citigroup 1-3 year U.S. Treasury Agency Index(3)
    (reflects no deduction for fees, expenses, or taxes)             1.74%          3.82%           4.90%






1 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares may vary.


2 The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). You cannot invest directly in an index.

3 The Citigroup 1-3 year U.S. Treasury Agency Index is an index comprised of U.S. Treasury Notes (minimum amount outstanding is $1 billion per issue) and Agency security (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. You cannot invest directly in an index.

                                                            SHORT TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                3.00%            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                              None            None



  Redemption Fee
  (as a percentage of redemption proceeds)                            None            None

  Maximum Account Fee                                                None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .60%            .60%



  Distribution and/or Service (12b-1) Fees(3)                         .25%            None

  Other Expenses(4)                                                   .51%            .17%



  Total Annual Fund Operating Expenses                               1.36%            .77%

  Less Waivers/Reimbursements(5)                                     -.17%           -.17%



  Less Reduction in Transfer Agency Fees by Manager(5)               -.29%              --

  Net Annual Fund Operating Expenses(5)                               .90%            .60%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.60% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to Class A shares. In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that the Fund's total ordinary operating expenses do not exceed 0.90% of average daily net assets for its Class A shares. These expense limitations may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


  EXPENSES AFTER                                                    CLASS A          CLASS I
   1 year                                                            $  389            $ 61

   3 years                                                           $  578            $192



   5 years                                                           $  784            $335

  10 years                                                           $1,375            $750




---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.
---------------------------

MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. The market capitalizations for the Russell Midcap Index fluctuate; as of the date of this Prospectus, they range from $591 million to $22.7 billion.

---------------------------

With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.


MAINSTAY BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS


The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:


- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The fixed income portion of the portfolio:



- Has an intermediate term duration which ranges from three to five years; and


- Has a LADDERED MATURITY SCHEDULE.



The Fund may lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets and may invest:




- up to 20% of its net assets in foreign securities, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and



- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.


The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

                                                                   BALANCED FUND

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.


---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.



The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



The value of debt securities fluctuate depending upon various factors including:



- interest rates;



- issuer creditworthiness;



- market conditions; and


- maturities.
Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to:
- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.


The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. Regardless of the purpose, the Fund may lose money using derivatives.



The Fund's investment may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.



The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

BALANCED FUND

[BALANCED FUND BAR CHART]

96                                                                               12.91
97                                                                                23.4
98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                               -2.61
03                                                                               23.94
04                                                                               12.96
05                                                                                4.62


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical performance of the Class I shares from January 1, 1996 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                     RETURN          QUARTER/YEAR
  Highest return/best quarter                                         11.22%             2Q/03
  Lowest return/worst quarter                                         -8.10%             3Q/99





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR          5 YEARS         10 YEARS
  Balanced Fund(1)
  Return Before Taxes
    Class A                                                          -1.62%          7.23%            8.70%
    Class B                                                          -1.55%          7.36%            8.52%
    Class C                                                           2.33%          7.66%            8.52%
    Class I                                                           4.62%          8.80%            9.63%
    Class R1                                                          4.48%          8.68%            9.51%
    Class R2                                                          4.21%          8.41%            9.24%
  Return After Taxes on Distributions(2)
    Class I                                                           3.18%          7.69%            7.62%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class I                                                           3.80%          7.06%            7.30%
  Balanced Composite Index(3)                                         8.24%          9.76%           10.75%



  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(3)
    (reflects no deduction for fees, expenses, or taxes)              1.62%          5.43%            5.78%
  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)             12.65%          8.45%           12.49%



  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)              4.91%          0.54%            9.07%
  Lipper Balanced Funds Index(6)
    (reflects no deduction for fees, expenses, or taxes)              5.20%          3.51%            7.57%





1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are the L Class shares and reflect the fees and expenses of the L Class shares for that period.


2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B, C, R1 and R2 shares may vary.



3 The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Russell MidCap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Total returns assume reinvestment of all dividends and capital gains. The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.



4 The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



5 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.



6 The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an Index.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your
  investment)                           CLASS A      CLASS B      CLASS C      CLASS I      CLASS R1         CLASS R2
  Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering
  price)                                 5.50%         None         None         None         None             None




  Maximum Deferred Sales Charge
  (Load)(1)
  (as a percentage of the lesser
  of the original offering price
  or redemption proceeds)                None         5.00%        1.00%         None         None             None



  Redemption Fee
  (as a percentage of redemption
  proceeds)                              None         None         None         None          None            None

  Maximum Account Fee                    None         None         None         None          None             None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
  Fund assets)

  Management Fee(2)                       .75%         .75%         .75%         .75%         .75%             .75%



  Distribution and/or Service
  (12b-1) Fees(3)                         .25%        1.00%        1.00%         None         None             .25%




  Other Expenses(4)                       .32%         .32%         .32%         .11%         .21%             .21%

  Total Annual Fund Operating
  Expenses(5)                            1.32%        2.07%        2.07%        0.86%        0.96%            1.21%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets. The Manager has established a contractual waiver on assets in excess of $1 billion of 0.02%.


3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class R1 and R2 shares include shareholder service fees of .10%.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.94% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. This expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  677      $  210               $  710               $  210               $  310

   3 Years         $  945      $  649               $  949               $  649               $  649



   5 Years         $1,234      $1,114               $1,314               $1,114               $1,114

  10 Years         $2,053      $2,208               $2,208               $2,400               $2,400

                  CLASS I   CLASS R1   CLASS R2

  Expenses after
   1 Year         $   88     $   98     $  123
   3 Years        $  274     $  306     $  384



   5 Years        $  477     $  531     $  665
  10 Years        $1,061     $1,178     $1,466

---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.



MAINSTAY INCOME MANAGER FUND



(FORMERLY MAINSTAY ASSET MANAGER FUND



The Income Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.


PRINCIPAL INVESTMENT STRATEGIES


The Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints:



- Equity Securities--Up to 65% of the Fund's net assets will be invested in equity securities, and related derivatives, such as dividend paying common and preferred stocks.



  - At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.



- Fixed Income Securities--At least 35% of the Fund's net assets will be invested in fixed income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment grade and high yield fixed income securities including:



  - Up to 15% of total assets, at the time of purchase, in high yield securities; and



  - Up to 10% of total assets, at the time of purchase, in a combination of emerging market debt and floating rate loans.



  The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed and mortgage-backed securities.



  The Fund does not have a minimum required allocation to money market instruments and will not normally invest more than 10% in these instruments.



- In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets, or in futures associated with such securities.


INVESTMENT PROCESS


The Fund attempts to achieve its objective through active management and allocation of investments among the asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets, which may be allocated to each asset group.



In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations of domestic and foreign stock markets and of domestic and foreign fixed income securities. The Fund's

                                                             INCOME MANAGER FUND


---------------------------


In a FORWARD CONTRACT, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.



---------------------------


The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) INDEX are the largest and most dominant firms in their respective industries. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $721 million to $390.5 billion.



allocations are then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected relatively quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.


As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile, to create a synthetic money market position, and to otherwise diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. Synthetic money market positions are generally created using derivatives and primarily include the use of shorting bond or stock index futures. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.


The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks have been more volatile than stocks in the S&P 500(R) INDEX. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of its benchmark. The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even lose value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).



The values of debt securities fluctuate depending upon various factors, including:



- interest rates;



- issuer creditworthiness;



- liquidity;



- market conditions; and



- maturity.



The Fund invests in high-yield securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.



The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the

INCOME MANAGER FUND



loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.


Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.

Since the Fund may invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                             INCOME MANAGER FUND


(ASSET MANAGER FUND BAR CHART)

96                                                                               16.16
97                                                                               26.69
98                                                                               21.31
99                                                                               11.83
00                                                                                1.24
01                                                                               -5.19
02                                                                              -11.71
03                                                                               16.88
04                                                                                8.86
05                                                                                5.95


ANNUAL RETURNS, CLASS I SHARES
(by calendar year 1996-2005)


PAST PERFORMANCE


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based market indices. Average Annual Total Returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1996 through December 31, 2003. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002 through December 31, 2003 and the historical period of the Class I shares from January 1, 1996 through December 29, 2002. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES

(1996-2005)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        13.74%             2Q/97
  Lowest return/worst quarter                                        -9.78%             3Q/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2005)



                                                                    1 YEAR         5 YEARS          10 YEARS
  Income Manager Fund(1)
  Return Before Taxes
    Class A                                                         -0.26%          1.05%             7.75%
    Class B                                                         -0.17%          1.07%             7.60%
    Class C                                                          3.83%          1.44%             7.57%
    Class I                                                          5.95%          2.45%             8.59%
  Return After Taxes on Distributions
    Class I                                                          5.44%          1.85%             6.54%



  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    Class I                                                          4.01%          1.76%             6.43%
  Income Manager Composite Index(3)
    (reflects no deduction for fees, expenses, or taxes)             4.62%          3.57%             8.24%



  Russell 1000(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)             6.27%          1.07%             9.29%
  Lehman Brothers Aggregate Bond Index(3)
    (reflects no deduction for fees, expenses, or taxes)             2.43%          5.87%             6.16%






  Asset Manager Composite Index(4)                                   4.09%          2.62%             7.98%
  S&P 500(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)             4.91%          0.54%             9.07%






  Lipper Flexible Portfolio Funds Average(5)
    (reflects no deduction for fees, expenses, or taxes)             5.63%          2.84%             7.49%



1 Prior to January 1, 2004, the Fund offered L Class shares, which were subject to a front-end sales charge of 1.00%. The L Class shares also were subject to a contingent deferred sales charge (CDSC) on redemptions of L Class shares within 1 year of purchase. As of January 1, 2004, all outstanding L Class shares of the Fund were redesignated as Class C shares. Average annual total returns for Class C shares for the period of December 30, 2002 to December 31, 2003 therefore are for the L Class shares and reflect the fees and expenses of the L Class shares for that period.



2 After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for the Class A, B and C shares may vary.

INCOME MANAGER FUND



3 The Income Manager Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55% / 45%, respectively. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index and is a generally considered representative of the U.S. bond market. The Income Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. The Fund has selected the Russell 1000(R) Index as a benchmark in place of the S&P 500(R) Index because the Russell 1000(R) Index provides a broader universe from which the portfolio manager may select stocks. The Fund has selected The Lehman Brothers(R) Aggregate Bond Index because it aligns closest with the fixed income portion of the Fund's assets, particularly due to its weighting in government fixed income securities. Results of all indices assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



4 The Asset Manager Composite Index is comprised of the S&P(R) 500 Index, the Citigroup Broad Investment Grade (BIG) Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10% respectively. The S&P(R) 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The BIG Index is an unmanaged, capitalization-weighted index that contains approximately 5,000 individually priced fixed-income securities and is generally considered representative of the U.S. Bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market and is an average of the last one-month Treasury bill issue. The Asset Manager Composite Index was previously considered to be the Fund's broad-based securities-market index for comparison purposes. Results of all indices assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



5 The Lipper Flexible Portfolio Funds Average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market investments, with a focus on total return. The one-year average currently contains 246 funds. You cannot invest directly in an index.

                                                             INCOME MANAGER FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                    CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                           5.50%            None            None           None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  offering price or redemption proceeds)                        None            5.00%           1.00%           None



  Redemption Fee
  (as a percentage of redemption proceeds)                      None            None            None            None

  Maximum Account Fee                                           None            None            None            None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                              .65%            .65%            .65%            .65%



  Distribution and/or Service (12b-1) Fees(3)                    .25%           1.00%           1.00%           None

  Other Expenses(4)                                              .41%            .41%            .41%            .31%



  Total Annual Fund Operating Expenses                          1.31%           2.06%           2.06%            .96%

  Less Waivers/Reimbursements(5)                                -.06%           -.06%           -.06%           -.06%



  Less Reduction in Transfer Agency Fees by Manager(5)          -.26%           -.26%           -.26%             --%

  Net Annual Fund Operating Expenses(5)                          .99%           1.74%           1.74%            .90%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge, which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



2 The management fee for the Fund is an annual percentage of the Fund's average net assets.



3 Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



4 "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.90% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that the Fund's total ordinary operating expenses do not exceed .99% of average daily net assets for Class A shares. NYLIM will apply an equivalent reimbursement in an equal amount of basis points to the Fund's Class B and Class C shares. These expense limitations may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.



                  CLASS A                    CLASS B                                   CLASS C                    CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  645      $  177               $  677               $  177               $  277               $   92

   3 Years         $  848      $  548               $  848               $  548               $  548               $  287
   5 Years         $1,067      $  944               $1,144               $  944               $  944               $  498

  10 Years         $1,696      $1,853               $1,853               $2,052               $2,052               $1,108




MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.


When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that the Fund will invest under normal circumstances at least 65% of its assets (as defined above) in that type or style of investment.

DERIVATIVE SECURITIES/INSTRUMENTS

The value of derivative securities is based on underlying securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes
 60
and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


REAL ESTATE INVESTMENT TRUSTS (REITS)



Certain Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES


Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign securities in countries with developed securities markets and more advanced regulatory systems.


Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

FLOATING RATE LOANS


Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities.



Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including Floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky is the investment.



Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the Floating rate loans in which a Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.



A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in Floating rate loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the official holder of the loan. Where a Fund is a participant in a loan, it will not have any direct claim on the loan, and in the event of the borrower's insolvency or default, each Fund, as a participant, would be a creditor of the lender and not of the borrower.

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of such a Borrower when it would otherwise be advantageous to do so.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund (except the Cash Reserves Fund) may invest without limit in money market securities and other investments (the All Cap Growth Fund and All Cap Value Fund may only invest up to 50% of total assets).


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, I, R1 and R2 shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;


- how long you plan to hold your shares; and


- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE -- named after the SEC rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


- SHAREHOLDER SERVICE FEE -- this fee covers certain services provided to retirement plans investing in Class R1 and Class R2 that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing and communication services.



An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

SHAREHOLDER GUIDE

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes


                  CLASS A        CLASS B             CLASS C        CLASS I   CLASS R1   CLASS R2
  Initial sales    Yes             No                  No            No         No         No
  charge

  Contingent      None(1)     Sliding scale       1% on sale of     None       None       None
  deferred sales            during the first     shares held for
  charge                     six years after    one year or less
                               purchase(2)



  Ongoing         0.25%           0.75%               0.75%         None       None      0.25%
  service and/or              distribution      distribution and
  distribution              and 0.25% service     0.25% service
  fee (Rule                   (1.00% total)       (1.00% total)
  12b-1 fee)

  Shareholder      None           None                None          None      0.10%      0.10%
  service fee



  Redemption       None           None                None          None       None       None
  fee(3)

  Conversion        No             Yes                 No            No         No         No
  feature



  Purchase         None         $100,000          $1,000,000(5)     None       None       None
  maximum(4)


1 Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.


2 Four years for Floating Rate Fund.



3 Except for Floating Rate Fund, which has a 2% redemption fee.



4 Per transaction. Does not apply to purchases by certain retirement plans.



5 For the Floating Rate Fund, except on certain redemptions or purchases of $500,000 or more made without an initial sales charge.


The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your

                                                               SHAREHOLDER GUIDE

situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more, for most Funds) and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1 and R2 shares are available only to certain employer-sponsored retirement plans.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.


- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your Financial Advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them, four years for the

SHAREHOLDER GUIDE

  Floating Rate Fund (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.


- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. Floating Rate Fund Class B shares convert to Class A shares at the end of the calendar quarter four years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.



- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.


CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 for the Floating Rate Fund).

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

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                                                               SHAREHOLDER GUIDE

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Fund as of December 31, 2003, which class was renamed Class I on January 1, 2004.

CLASS R1 AND R2 CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class R1 or Class R2 shares.

- You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

- Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:


  - Section 401(a) and 457 plans;



  - Certain section 403(b)(7) plans;



  - 401(k), profit sharing, money purchase pension and defined benefit plans;
    and


  - Non-qualified deferred compensation plans.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


MainStay All Cap Growth Fund, All Cap Value Fund, Balanced Fund, Income Manager Fund, Mid Cap Opportunity Fund, Small Cap Opportunity Fund



                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None



(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.


(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


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
SHAREHOLDER GUIDE

MainStay Intermediate Term Bond Fund


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             4.50%               4.71%                    4.00%
  $100,000 to $249,999           3.50%               3.63%                    3.00%



  $250,000 to $499,999           2.50%               2.56%                    2.00%
  $500,000 to $999,999           2.00%               2.04%                    1.75%



  $1,000,000 or more(2)           None                None                     None



(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.


(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


MainStay Indexed Bond Fund, Short Term Bond Fund, S&P 500 Index Fund


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.50%               2.56%                    2.25%



  $250,000 to $499,999           2.00%               2.04%                    1.75%
  $500,000 to $999,999           1.50%               1.52%                    1.25%



  $1,000,000 or more(2)           None                None                     None



(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.


(2) No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


MainStay Floating Rate Fund


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $100,000             3.00%               3.09%                    2.75%
  $100,000 to $249,999           2.00%               2.04%                    1.75%



  $250,000 to $499,999           1.50%               1.52%                    1.25%
  $500,000 or more             None(2)             None(2)                 1.00%(3)






(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.


(2) No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


(3) The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.


Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four for Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The
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
                                                               SHAREHOLDER GUIDE

Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All Funds (except MainStay Floating Rate Fund)

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
  FOR SHARES                                   AS A % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

MainStay Floating Rate Fund

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
  FOR SHARES                                   AS A % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  3.00%
  Second year                                                 2.00%



  Third year                                                  2.00%
  Fourth year                                                 1.00%



  Thereafter                                                   None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

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
SHAREHOLDER GUIDE

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares


You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.



  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.


  For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the Statement of Additional Information.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the

                                                               SHAREHOLDER GUIDE


  Letter of Intent. You can also apply a Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY


  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.


  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

  More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


  - 50 or more participants;



  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or



  - holds both Class A and Class B shares as a result of the Class B share conversion feature.


If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the

SHAREHOLDER GUIDE

Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.



INFORMATION ON FEES


Rule 12b-1 Plans


Each Fund (except the Cash Reserves Fund) offered has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


Shareholder Services Plans

Each Fund that offers Class R1 or Class R2 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder

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
                                                               SHAREHOLDER GUIDE

services plans, each Fund's Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1 or Class R2 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1 and Class R2 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.

Redemption Fee


The Floating Rate Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of Class A, B, C, and I shares made within 60 days of purchase. The redemption fee is received directly by the Fund and is implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee does not apply to Class R1 or Class R2 shares and may not apply to redemptions of other classes of shares by certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through an MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

SHAREHOLDER GUIDE


- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.



- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.



- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.


- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Fund, the Manager and any Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

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                                                               SHAREHOLDER GUIDE

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.


BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR ACCOUNT

Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. (MainStay cannot process Cash Reserves Fund purchases by phone.)


Class I, R1 and R2 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1 or R2 shares of the Funds.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in GOOD ORDER within three business days. (MainStay cannot process Cash Reserves Fund purchases by phone.)


All Classes


You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

SHAREHOLDER GUIDE

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Boards, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.


Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through Auto Invest, a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases (except the Cash Reserves Fund, which requires an initial investment of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

Class R1 and R2 Shares

If you are eligible to invest in Class R1 or R2 shares of the Funds there are no minimum initial or minimum subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          * You cannot buy Cash Reserves Fund shares by phone.
                       call MainStay Investments toll-free        * MainStay Investments must receive your application
                       at 1-800-MAINSTAY (1-800-624-6782)         and check, payable to MainStay Funds, in good order
                       between 8 am and 6 pm eastern time           within three business days. If not, MainStay
                       any day the New York Stock Exchange          Investments can cancel your order and hold you liable
                       is open. Call before 4 pm to buy             for costs incurred in placing it.
                       shares at the current day's NAV.           Be sure to write on your check:
                                                                  * name(s) of investor(s);
                                                                  * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s); and
                       P.O. Box 8401                              * Fund name and Class of shares.
                       Boston, MA 02266-8401
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS -- INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4 pm eastern          process by phone is $100,000.
                       time to sell shares at the current
                       day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time           next business day, although it may take up to
                       any day the New York Stock Exchange          seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell         fee to receive the wire transfer.
                       shares and have proceeds
                       electronically credited to a
                       designated bank account.                   * MainStay Investments must have your bank account
                                                                    information on file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank account
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8 am and 6 pm eastern time         * There is no fee from MainStay Investments for
                       any day banks and the New York Stock       this transaction.
                       Exchange are open.
                       Visit us at www.mainstayfunds.com          * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



GENERAL POLICIES



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.



- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.



- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- A Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Funds' expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.



- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).



- In the interests of all shareholders, the Funds reserve the right to:



  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

                                                               SHAREHOLDER GUIDE


  - change or discontinue the systematic withdrawal plan upon notice to shareholders;



  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or



  - change the minimum investment amounts.



Additional Information



The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



Investing for Retirement



You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------


CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

- all phone calls with service representatives are tape recorded, and

- written confirmation of every transaction is sent to your address of record.


MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


REDEMPTIONS-IN-KIND

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES



When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.



SHAREHOLDER SERVICES


Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any

                                                               SHAREHOLDER GUIDE

---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following MainStay Funds, which are offered in a different prospectus:


- MainStay Capital Appreciation Fund          - MainStay Large Cap Opportunity Fund(2)
- MainStay Common Stock Fund                  - MainStay MAP Fund
- MainStay Conservative Allocation Fund       - MainStay Mid Cap Growth Fund
- MainStay Convertible Fund                   - MainStay Mid Cap Value Fund
- MainStay Diversified Income Fund            - MainStay Moderate Allocation Fund
- MainStay Global High Income Fund            - MainStay Moderate Growth Allocation Fund
- MainStay Government Fund                    - MainStay Money Market Fund
- MainStay Growth Allocation Fund             - MainStay Small Cap Growth Fund
- MainStay Growth Equity Fund(1)              - MainStay Small Cap Value Fund
- MainStay High Yield Corporate Bond Fund     - MainStay Tax Free Bond Fund
- MainStay International Equity Fund          - MainStay Total Return Fund
- MainStay Large Cap Growth Fund              - MainStay Value Fund



1 Offered only to residents of Connecticut, New Jersey, and New York.


2 Offered only to residents of Connecticut, Maryland, New Jersey, and New York.


Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).



You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.



The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions on Exchanges".)



The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.


In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B

SHAREHOLDER GUIDE

shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.


Cash Reserves Fund Exchanges



If you exchange all your shares in the MainStay Cash Reserves Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the MainStay Cash Reserves Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.



The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others,

                                                               SHAREHOLDER GUIDE


and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Funds' Prospectus.



While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Funds' Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the Cash Reserves Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities

SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, deems a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.



Portfolio Holdings Information



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Funds' portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Funds' holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Funds' quarterly holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds Pay Dividends


The Funds declare and pay any dividends at least once a year. The Cash Reserves Fund and Floating Rate Fund declare dividends on a daily basis and pay dividends on a monthly basis. The Intermediate Term Bond Fund, Indexed Bond Fund and Short Term Bond Fund declare and pay dividends monthly. The Balanced Fund and Income Manager Fund declare and pay dividends quarterly.

                                                               SHAREHOLDER GUIDE

---------------------------


MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.



---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.


Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.


Capital Gains

The Funds earn capital gains when they sell securities at a profit. When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by your broker-dealer) or the Funds directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Equity Funds and/or the Blended Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally

SHAREHOLDER GUIDE

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution.

Since many of the stocks in which the Equity Funds and/or Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Equity Funds and Blended Funds may qualify for the corporate dividends received deduction.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.


The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors/Trustees of the Funds oversees the actions of the Manager, the Subadvisor and Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to its affiliate, MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019. The Manager is responsible for supervising the Subadvisor in the execution of its responsibilities.



The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that are not the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2005, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:



                                                                     RATE PAID FOR THE
                                                                     FISCAL YEAR ENDED
                                                                        OCTOBER 31,
                                                                           2005
  All Cap Growth Fund                                                       .81%

  All Cap Value Fund                                                        .74%
  Mid Cap Opportunity Fund                                                  .62%

  S&P 500 Index Fund(1)                                                     .24%
  Small Cap Opportunity Fund                                               1.00%

  Cash Reserves Fund(2)                                                     .39%
  Floating Rate Fund                                                        .60%

  Indexed Bond Fund(3)                                                      .32%
  Intermediate Term Bond Fund(4)                                            .53%

  Short Term Bond Fund                                                      .42%
  Income Manager Fund (formerly Asset Manager Fund)                         .57%

  Balanced Fund(5)                                                          .75%




1



..25% on assets to $1 billion; .225% on next $ 2 billion; .20% on remainder of assets. Prior to May 15, 2005, the Manager was paid .50%.



2



..45% on assets to $ 50 0 million; .40% on remainder of assets. Prior to May 15, 2005, the Manager was paid .50%.



3



..35% on assets to $1 billion; .30% on remainder of assets. Prior to May 15, 2005, the Manager was paid .50%.



4



Prior to May 15, 2005, the Manager was paid .75%.



5



..75% on assets to $1 billion; .73% on remainder of assets. Prior to May 15, 2005, the Manager was paid .75%.



For information regarding the basis for the Board's approval of the investment advisory contract and sub-advisory contract, please refer to the Funds' semi-annual shareholder report for the fiscal period ended April 30, 2005.


The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the Statement of Additional Information for a breakdown of fees.)


Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.



NYLIM is responsible for the day-to-day portfolio management of the Balanced Fund, Cash Reserves Fund, Floating Rate Fund, Income Manager Fund, Indexed Bond Fund, Mid Cap Opportunity Fund, S&P 500 Index Fund and Small Cap Opportunity Fund. Under the supervision of the Manager, MacKay Shields LLC, the Subadvisor, is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the remaining funds. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds.



MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay Shields Financial Corporation), 9 West 57(th) Street, New York, New York 10019, is the Subadvisor to the All Cap Growth Fund, All Cap Value Fund, Intermediate Term Bond Fund, and Short Term Bond Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2005, MacKay Shields managed approximately $38.3 billion in assets.


PORTFOLIO MANAGERS:


NYLIM and the Subadvisor uses a team of portfolio managers and analysts acting together to manage each fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.


ALL CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman

ALL CAP VALUE FUND--Richard A. Rosen and Mark T. Spellman


BALANCED FUND--Joan M. Sabella and Tony Elavia


CASH RESERVES FUND--Mark C. Boyce and David Clement

FLOATING RATE FUND--Anthony Malloy and Robert Dial


INCOME MANAGER FUND--Tony Elavia and Anthony Malloy


INDEXED BOND FUND--Paul Cunningham and Donald Serek

INTERMEDIATE TERM BOND FUND--Gary Goodenough and Christopher Harms

MID CAP OPPORTUNITY FUND--Kathy A. O'Connor and Jeffrey Sanders

S&P 500 INDEX FUND--Francis J. Ok

SHORT TERM BOND FUND--Claude Athaide and Gary Goodenough

SMALL CAP OPPORTUNITY FUND--Kathy A. O'Connor and Jeffrey Sanders

PORTFOLIO MANAGER BIOGRAPHIES:

The following section provides biographical information about each of the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.

CLAUDE ATHAIDE, PH.D., CFA Mr. Athaide became a manager of the Short Term Bond Fund in April 2001. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistical and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.


MARK C. BOYCE Mr. Boyce serves as portfolio manager of the Cash Reserves Fund. Mr. Boyce has managed the Cash Reserves Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life.


RUDOLPH C. CARRYL Mr. Carryl has managed the All Cap Growth Fund since August 1992. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.


DAVID CLEMENT, CFA Mr. Clement has managed the Cash Reserves Fund since its inception in January, 1991 and is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.



PAUL CUNNINGHAM Mr. Cunningham is a portfolio manager of the Indexed Bond Fund. Mr. Cunningham joined the Fixed Income Investors Group of NYLIM after 8 years with J.P. Morgan, where he was head of asset-backed securities and structured products syndicate and secondary trading. He also served as senior trader for both Eurobonds and Yankee issues. Prior to J.P. Morgan, he spent 8 years with Credit Suisse First Boston, first as product manager and trader in London for corporates, agencies and asset-backed securities, and then as Director and Head of International Bond Trading in New York. Prior to Credit Suisse First Boston, Mr. Cunningham was a senior vice president with Freeman Securities, where he traded corporates, agencies and mortgage-backed securities. Mr. Cunningham has a total of 27 years in the fixed income markets encompassing a broad range of experience in trading, distributing, and evaluating various asset-classes on a global basis.



ROBERT DIAL Mr. Dial joined NYLIM in 2001. He is a Managing Director and head of NYLIM's Leveraged Loan Group. Mr. Dial is a portfolio manager for the MainStay Floating Rate Fund. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring, distributing, and investing in non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a B.A. from Yale University and an M.B.A. from the University of Chicago.



TONY ELAVIA Mr. Elavia is a Senior Managing Director at NYLIM, and also is Chief Investment Officer of NYLIM Equity Investors Group. Mr. Elavia is a portfolio manager of the Balanced and Income Manager Funds. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts.

Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.


ANTHONY MALLOY Mr. Malloy is a Senior Managing Director at NYLIM and heads the Fixed Income Investors Group. He is a portfolio manager for the Floating Rate and Income Manager Funds. With respect to the Income Manager Fund, he oversees the fixed income team that selects the fixed income instruments included in the Fund's portfolio. Mr. Malloy joined NYLIM in 1999 and served as head of NYLIM's Leveraged Loan Group. Prior to joining NYLIM, Mr. Malloy was a Vice President in the loan and debt capital markets groups at J.P. Morgan. Prior to joining Morgan, Mr. Malloy was a Director and head of risk management in the derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a B.A. in English and Economics from Middlebury College and an M.B.A. in Finance from New York University.



GARY GOODENOUGH Mr. Goodenough became a manager of the Intermediate Term Bond Fund in July 2000 and the Short Term Bond Fund in April, 2001. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Since 2004 he has been a Senior Managing Director. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.



CHRISTOPHER HARMS Mr. Harms has managed the Intermediate Term Bond Fund since April 1999. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991 as a Director with more than 10 years of prior investment management and research experience. He has been a Managing Director of MacKay Shields since 1999. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.



KATHY A. O'CONNOR, CFA Ms. O'Connor has been managing the Mid Cap Opportunity Fund since its inception in 1994 and the Small Cap Opportunity Fund since 1987. She is a Managing Director of NYLIM since December, 2000. She worked at Towneley Capital Management, Inc. from 1987 to 2000. Ms. O'Connor has been a Director of the New York Society of Security Analysts since 1996. She holds a B.B.A. from the University of Massachusetts, an M.B.A. from Babson College, and is a Chartered Financial Analyst.



FRANCIS J. OK Mr. Ok has managed the S&P 500 Index Fund since 1996. Mr. Ok, a Director at NYLIM, is responsible for managing and running the NYLIM Equity Group trading desk. Prior to joining NYLIM in 2000, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Ok holds a B.S. in Economics from Northeastern University.



RICHARD A. ROSEN, CFA Mr. Rosen has managed the All Cap Value Fund since January 1999. Mr. Rosen is a Senior Managing Director of MacKay Shields a Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.


JOAN M. SABELLA Ms. Sabella has been managing the Balanced Fund since its inception in 1989. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since

2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

JEFFREY D. SANDERS, CFA Mr. Sanders is a Managing Director of NYLIM since December 2000. Previously, he worked at Towneley Capital Management since 1988. Prior to joining Towneley, Mr. Sanders was a Vice President at Citicorp specializing in mergers and acquisitions, a corporate finance associate at Merrill Lynch Capital Markets and a geophysicist at Getty Oil Company. He received BS and MS degrees from the California Institute of Technology and a MBA from Boise State University in Idaho. Mr. Sanders is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR).

DONALD SEREK Mr. Serek became manager of the Indexed Bond Fund on October 15, 2004. He joined NYLIM as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.


MARK T. SPELLMAN Mr. Spellman has managed the All Cap Value Fund since January 2005. Mr. Spellman joined MacKay Shields in 1996; he is a Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst and market strategist at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman has 18 years of investment management experience. Mr. Spellman is a graduate of Boston College.



EDMUND C. SPELMAN Mr. Spelman has managed the All Cap Growth Fund since February 1991. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS INC.


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the periods ended October 31, 2005, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by another auditor.

FINANCIAL HIGHLIGHTS

ALL CAP GROWTH FUND
(Selected per share data and ratios)

                                                                 CLASS A                                 CLASS B
                                                     -------------------------------         -------------------------------
                                                                         JANUARY 2,                              JANUARY 2,
                                                                            2004*                                   2004*
                                                     YEAR ENDED            THROUGH           YEAR ENDED            THROUGH
                                                     OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
                                                        2005                2004                2005                2004
Net asset value at beginning of period...........    $    18.32          $    18.99          $    18.21          $    18.99
                                                     ----------          ----------          ----------          ----------
Net investment loss (a)..........................         (0.19)(d)           (0.10)              (0.36)(d)           (0.22)
Net realized and unrealized gain (loss) on
 investments.....................................          3.71               (0.57)               3.69               (0.56)
                                                     ----------          ----------          ----------          ----------
Total from investment operations.................          3.52               (0.67)               3.33               (0.78)
                                                     ----------          ----------          ----------          ----------

Less distributions:
From net realized gain on investments............           --                  --                  --                  --
                                                     ----------          ----------          ----------          ----------
Net asset value at end of period.................    $    21.84          $    18.32          $    21.54          $    18.21
                                                     ==========          ==========          ==========          ==========
Total investment return (b)......................         19.21%              (3.53%)(c)          18.29%              (4.11%)(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment loss.............................         (0.95%)(d)          (0.61%)+            (1.70%)(d)          (1.36%)+
 Net expenses....................................          1.55%               1.31%+              2.30%               2.06%+
 Expenses (before reimbursement).................          1.59%               1.37%+              2.34%               2.12%+
Portfolio turnover rate..........................            31%                 44%                 31%                 44%
Net assets at end of period (in 000's)...........    $   14,333          $   12,716          $    9,499          $    3,453

                                                               CLASS C
                                                   -------------------------------
                                                                       JANUARY 2,
                                                                          2004*
                                                   YEAR ENDED            THROUGH
                                                   OCTOBER 31,         OCTOBER 31,
                                                      2005                2004
Net asset value at beginning of period...........  $    18.22          $    18.99
                                                   ----------          ----------
Net investment loss (a)..........................       (0.36)(d)           (0.23)
Net realized and unrealized gain (loss) on
 investments.....................................        3.70               (0.54)
                                                   ----------          ----------
Total from investment operations.................        3.34               (0.77)
                                                   ----------          ----------
Less distributions:
From net realized gain on investments............         --                  --
                                                   ----------          ----------
Net asset value at end of period.................  $    21.56          $    18.22
                                                   ==========          ==========
Total investment return (b)......................       18.33%              (4.05%)(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment loss.............................       (1.70%)(d)          (1.36%)+
 Net expenses....................................        2.30%               2.06%+
 Expenses (before reimbursement).................        2.34%               2.12%+
Portfolio turnover rate..........................          31%                 44%
Net assets at end of period (in 000's)...........  $    2,292          $      532



 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

ALL CAP GROWTH FUND
(Selected per share data and ratios)


                                              CLASS I
      ---------------------------------------------------------------------------------------
                                      YEAR ENDED OCTOBER 31,
      ---------------------------------------------------------------------------------------
         2005                2004               2003               2002               2001
      $    18.90          $    18.66         $    16.02         $    19.92         $    37.50
      ----------          ----------         ----------         ----------         ----------
           (0.07)(d)           (0.04)             (0.01)             (0.04)             (0.09)
            3.83                0.28               2.65              (3.86)            (12.79)
      ----------          ----------         ----------         ----------         ----------
            3.76                0.24               2.64              (3.90)            (12.88)
      ----------          ----------         ----------         ----------         ----------

             --                  --                 --                 --               (4.70)
      ----------          ----------         ----------         ----------         ----------
      $    22.66          $    18.90         $    18.66         $    16.02         $    19.92
      ==========          ==========         ==========         ==========         ==========
           19.89%               1.29%             16.48%            (19.58%)           (38.34%)

           (0.33%)(d)          (0.23%)            (0.04%)            (0.22%)            (0.32%)
            0.93%               0.93%              0.93%              0.93%              0.93%
            0.97%               0.99%              1.02%              1.02%              0.98%
              31%                 44%                35%                63%                35%
      $  289,058          $  253,968         $  342,761         $  320,059         $  436,898

FINANCIAL HIGHLIGHTS

ALL CAP VALUE FUND
(Selected per share data and ratios)


                                                       CLASS A                     CLASS B                     CLASS C
                                              -------------------------   -------------------------   -------------------------
                                                            JANUARY 2,                  JANUARY 2,                  JANUARY 2,
                                                               2004*                       2004*                       2004*
                                              YEAR ENDED      THROUGH     YEAR ENDED      THROUGH     YEAR ENDED      THROUGH
                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                 2005          2004          2005          2004          2005          2004
Net asset value at beginning of period.....    $  12.40      $  12.08      $  12.33      $  12.08      $  12.33      $  12.08
                                               --------      --------      --------      --------      --------      --------
Net investment income (a)..................        0.03          0.06         (0.07)        (0.01)        (0.07)        (0.01)
Net realized and unrealized gain (loss) on
 investments...............................        1.04          0.26          1.04          0.26          1.04          0.26
                                               --------      --------      --------      --------      --------      --------
Total from investment operations...........        1.07          0.32          0.97          0.25          0.97          0.25
                                               --------      --------      --------      --------      --------      --------

Less dividends and distributions:
From net investment income.................       (0.10)          --          (0.06)          --          (0.06)          --
From net realized gain on investments......          --           --             --           --             --           --
                                               --------      --------      --------      --------      --------      --------
Total dividends and distributions..........          --           --             --           --             --           --
                                               --------      --------      --------      --------      --------      --------
Net asset value at end of period...........    $  13.37      $  12.40      $  13.24      $  12.33      $  13.24      $  12.33
                                               ========      ========      ========      ========      ========      ========
Total investment return (b)................        8.67%         2.65%(c)      7.85%         2.07%(c)      7.85%         2.07%(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss)..............        0.24%         0.65%+       (0.51%)       (0.10%)+      (0.51%)       (0.10%)+
 Net expenses..............................        1.65%         1.33%+        2.40%         2.08%+        2.40%         2.08%+
 Expenses (before reimbursement)...........        1.76%         1.45%+        2.51%         2.20%+        2.51%         2.20%+
Portfolio turnover rate....................          39%           48%           39%           48%           39%           48%
Net assets at end of period (in 000's).....    $ 12,641      $  9,206      $  7,670      $  3,776      $  1,643      $    884



 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

ALL CAP VALUE FUND
(Selected per share data and ratios)


                               CLASS I
       --------------------------------------------------------
                        YEAR ENDED OCTOBER 31,
       --------------------------------------------------------
         2005        2004        2003        2002        2001
       $  12.44    $  11.26    $   9.38    $  12.55    $  14.00
       --------    --------    --------    --------    --------
           0.13        0.11        0.14        0.13        0.16
           1.05        1.23        1.85       (1.86)      (1.15)
       --------    --------    --------    --------    --------
           1.18        1.34        1.99       (1.73)      (0.99)
       --------    --------    --------    --------    --------

          (0.14)      (0.16)      (0.11)      (0.31)      (0.15)
             --         --          --        (1.13)      (0.31)
       --------    --------    --------    --------    --------
          (0.14)      (0.16)      (0.11)      (1.44)      (0.46)
       --------    --------    --------    --------    --------
       $  13.48    $  12.44    $  11.26    $   9.38    $  12.55
       ========    ========    ========    ========    ========
           9.48%      11.97%      21.43%     (16.46%)     (7.29%)

           0.95%       1.04%       1.37%       1.12%       1.28%
           0.94%       0.94%       0.94%       0.94%       0.94%
           1.05%       1.06%       1.11%       1.12%       1.00%
             39%         48%         64%         65%         94%
       $118,701    $118,150    $163,551    $137,069    $140,919

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND
(Selected per share data and ratios)

                                                  CLASS A                               CLASS I
                                        ---------------------------     ----------------------------------------
                                                        JANUARY 2,
                                                           2004*
                                        YEAR ENDED        THROUGH                YEAR ENDED OCTOBER 31,
                                        OCTOBER 31,     OCTOBER 31,     ----------------------------------------
                                           2005            2004            2005           2004           2003
Net asset value at beginning of
 period............................     $    26.11      $    25.46      $    26.35     $    24.43     $    20.57
                                        ----------      ----------      ----------     ----------     ----------
Net investment income..............           0.40(d)         0.20            0.48(d)        0.33           0.32(a)
Net realized and unrealized gain
 (loss) on investments.............           1.68            0.45            1.73           1.88           3.85
                                        ----------      ----------      ----------     ----------     ----------
Total from investment operations...           2.08            0.65            2.21           2.21           4.17
                                        ----------      ----------      ----------     ----------     ----------

Less dividends and distributions:
From net investment income.........          (0.33)            --            (0.41)         (0.29)         (0.31)
From net realized gain on
 investments.......................             --             --               --            --             --
                                        ----------      ----------      ----------     ----------     ----------
Total dividends and
 distributions.....................             --             --            (0.41)         (0.29)         (0.31)
                                        ----------      ----------      ----------     ----------     ----------
Net asset value at end of period...     $    27.86      $    26.11      $    28.15     $    26.35     $    24.43
                                        ==========      ==========      ==========     ==========     ==========
Total investment return (b)........           7.97%           2.55%(c)        8.42%          9.10%         20.59%

Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............           1.43%(d)        1.09%+          1.86%(d)       1.38%          1.46%
 Net expenses......................           0.73%           0.59%+          0.30%          0.30%          0.30%
 Expenses (before reimbursement)...           0.87%           0.87%+          0.44%          0.58%          0.61%
Portfolio turnover rate............              6%              2%              6%             2%             3%
Net assets at end of period (in
 000's)............................     $  309,387      $  280,346      $1,245,481     $  982,503     $  777,843

                                              CLASS I
                                     -------------------------

                                      YEAR ENDED OCTOBER 31,
                                     -------------------------
                                        2002           2001
Net asset value at beginning of
 period............................  $    25.84     $    37.38
                                     ----------     ----------
Net investment income..............        0.31           0.30(a)
Net realized and unrealized gain
 (loss) on investments.............       (3.86)         (9.06)
                                     ----------     ----------
Total from investment operations...       (3.55)         (8.76)
                                     ----------     ----------
Less dividends and distributions:
From net investment income.........       (0.32)         (0.36)
From net realized gain on
 investments.......................       (1.40)         (2.42)
                                     ----------     ----------
Total dividends and
 distributions.....................       (1.72)         (2.78)
                                     ----------     ----------
Net asset value at end of period...  $    20.57     $    25.84
                                     ==========     ==========
Total investment return (b)........      (15.23%)       (24.90%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............        1.31%          1.03%
 Net expenses......................        0.30%          0.30%
 Expenses (before reimbursement)...        0.59%          0.57%
Portfolio turnover rate............           4%             5%
Net assets at end of period (in
 000's)............................  $  527,277     $  612,937



 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a
     special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

CASH RESERVES FUND
(Selected per share data and ratios)


                                                                                             CLASS I
                                                                 ----------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                                 ----------------------------------------------------------------
                                                                   2005          2004          2003          2002          2001
Net asset value at beginning of year........................     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 --------      --------      --------      --------      --------
Net investment income.......................................         0.02          0.01          0.01          0.02          0.04
Net realized gain on investments............................        (0.00)(a)      0.00(a)       0.00(a)       0.00(a)        --
                                                                 --------      --------      --------      --------      --------
Total from investment operations............................         0.02          0.01          0.01          0.02          0.04
                                                                 --------      --------      --------      --------      --------

Less dividends and distributions:
From net investment income..................................        (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
From net realized gain on investments.......................          --          (0.00)(a)     (0.00)(a)     (0.00)(a)       --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions...........................        (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of year..............................     $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                 ========      ========      ========      ========      ========
Total investment return.....................................         2.42%         0.77%         0.83%         1.65%         4.67%

Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         2.40%         0.77%         0.84%         1.61%         4.50%
 Net expenses...............................................         0.50%         0.50%         0.50%         0.50%         0.50%
 Expenses (before reimbursement)............................         0.59%         0.60%         0.60%         0.62%         0.61%
Net assets at end of year (in 000's)........................     $232,187      $246,542      $221,058      $329,921      $199,495


(a)  Less than one cent per share.

FINANCIAL HIGHLIGHTS

FLOATING RATE FUND
(Selected per share data and ratios)


                                                              CLASS A                                        CLASS B
                                                -----------------------------------             ---------------------------------
                                                                          MAY 3,                                        MAY 3,
                                                                           2004*                                         2004*
                                                YEAR ENDED                THROUGH               YEAR ENDED              THROUGH
                                                OCTOBER 31,             OCTOBER 31,             OCTOBER 31,           OCTOBER 31,
                                                   2005                    2004                    2005                  2004
Net asset value at beginning of period........   $  10.03                $  10.00                $  10.03              $  10.00
                                                 --------                --------                --------              --------
Net investment income (a).....................       0.40                    0.14                    0.33                  0.10
Net realized and unrealized gain (loss) on
 investments..................................      (0.03)                   0.04                   (0.04)                 0.04
                                                 --------                --------                --------              --------
Total from investment operations..............       0.37                    0.18                    0.29                  0.14
                                                 --------                --------                --------              --------

Less dividends:
From net investment income....................      (0.41)                  (0.15)                  (0.33)                (0.11)
                                                 --------                --------                --------              --------
Redemption fee................................       0.00(b)                 0.00(b)                 0.00(b)               0.00(b)
                                                 --------                --------                --------              --------
Net asset value at end of period..............   $   9.99                $  10.03                $   9.99              $  10.03
                                                 ========                ========                ========              ========
Total investment return (c)...................       3.72%                   1.79%(d)                2.95%                 1.41%(d)

Ratios (to average net assets)/Supplemental Data:
 Net investment income........................       4.11%                   2.83%+                  3.36%                 2.08%+
 Net expenses.................................       1.04%                   1.07%+                  1.79%                 1.82%+
 Expenses (before reimbursement)..............       1.04%                   1.07%+                  1.79%                 1.82%+
Portfolio turnover rate.......................         13%                      3%                     13%                    3%
Net assets at end of period (in 000's)........   $505,726                $254,969                $ 62,196              $ 38,233


 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(d)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

FLOATING RATE FUND
(Selected per share data and ratios)


                     CLASS C                                         CLASS I
       -----------------------------------             -----------------------------------
                                 MAY 3,                                          MAY 3,
                                  2004*                                           2004*
       YEAR ENDED                THROUGH               YEAR ENDED                THROUGH
       OCTOBER 31,             OCTOBER 31,             OCTOBER 31,             OCTOBER 31,
          2005                    2004                    2005                    2004
        $  10.03                $  10.00                $  10.03                $  10.00
        --------                --------                --------                --------
            0.33                    0.10                    0.43                    0.15
           (0.04)                   0.04                   (0.04)                   0.04
        --------                --------                --------                --------
            0.29                    0.14                    0.39                    0.19
        --------                --------                --------                --------

           (0.33)                  (0.11)                  (0.43)                  (0.16)
        --------                --------                --------                --------
            0.00(b)                 0.00(b)                 0.00(b)                 0.00(b)
        --------                --------                --------                --------
        $   9.99                $  10.03                $   9.99                $  10.03
        ========                ========                ========                ========
            2.94%                   1.41%(d)                3.98%                   1.92%(d)

            3.36%                   2.08%+                  4.36%                   3.08%+
            1.79%                   1.82%+                  0.79%                   0.82%+
            1.79%                   1.82%+                  0.79%                   0.82%+
              13%                      3%                     13%                      3%
        $168,021                $ 85,807                $  9,284                $  2,298

FINANCIAL HIGHLIGHTS

INDEXED BOND FUND
(Selected per share data and ratios)


                                    CLASS A                                            CLASS I
                         -----------------------------     ----------------------------------------------------------------
                                           JANUARY 2,
                            YEAR              2004*
                            ENDED            THROUGH                            YEAR ENDED OCTOBER 31,
                         OCTOBER 31,       OCTOBER 31,     ----------------------------------------------------------------
                            2005              2004           2005          2004          2003          2002          2001
Net asset value at
 beginning of period...   $  11.07          $  10.95       $  11.07      $  10.89      $  10.86      $  11.21      $  10.73
                          --------          --------       --------      --------      --------      --------      --------
Net investment
 income................       0.36              0.33           0.40          0.34          0.39          0.52(c)       0.65(c)
Net realized and
 unrealized gain (loss)
 on investments........      (0.32)             0.13          (0.31)         0.19          0.04          0.08          0.72
                          --------          --------       --------      --------      --------      --------      --------
Total from investment
 operations............       0.04              0.46           0.09          0.53          0.43          0.60          1.37
                          --------          --------       --------      --------      --------      --------      --------

Less dividends:
From net investment
 income................      (0.43)            (0.34)         (0.47)        (0.35)        (0.40)        (0.95)        (0.89)
                          --------          --------       --------      --------      --------      --------      --------
Net asset value at end
 of period.............   $  10.68          $  11.07       $  10.69      $  11.07      $  10.89      $  10.86      $  11.21
                          ========          ========       ========      ========      ========      ========      ========
Total investment return
 (a)...................       0.39%             3.65%(b)       0.82%         5.01%         3.97%         5.92%        13.44%

Ratios (to average net assets)/Supplemental Data:
 Net investment
   income..............       3.45%             3.16%+         3.79%         3.43%         3.39%         4.83%         6.00%
 Net expenses..........       0.80%             0.78%+         0.46%         0.50%         0.50%         0.50%         0.50%
 Expenses (before
   waiver/reimbursement)...      0.98%          0.94%+         0.64%         0.66%         0.68%         0.74%         0.71%
Portfolio turnover
 rate..................        156%(d)           104%           156%(d)       104%          110%           56%           57%
Net assets at end of
 period (in 000's).....   $ 64,351          $ 48,062       $265,096      $208,208      $184,051      $125,169      $ 81,890



 *   Commencement of Operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the year ending October 31, 2005 is 62%.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

INTERMEDIATE TERM BOND FUND
(Selected per share data and ratios)


                                               CLASS A                         CLASS B                         CLASS C
                                      --------------------------     ---------------------------     ---------------------------
                                                     JANUARY 2,                      JANUARY 2,                      JANUARY 2,
                                         YEAR           2004*           YEAR            2004*           YEAR            2004*
                                         ENDED         THROUGH          ENDED          THROUGH          ENDED          THROUGH
                                      OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                         2005           2004            2005            2004            2005            2004
Net asset value at beginning of
 period.............................   $   9.98       $   9.86         $  9.99        $   9.86         $  9.99         $  9.86
                                       --------       --------         -------        --------         -------         -------
Net investment income...............       0.34           0.25            0.26            0.19            0.26            0.19
Net realized and unrealized gain
 (loss) on investments..............      (0.28)          0.12           (0.27)           0.13           (0.27)           0.13
                                       --------       --------         -------        --------         -------         -------
Total from investment operations....       0.06           0.37           (0.01)           0.32           (0.01)           0.32
                                       --------       --------         -------        --------         -------         -------

Less dividends:
From net investment income..........      (0.32)         (0.25)          (0.25)          (0.19)          (0.25)          (0.19)
                                       --------       --------         -------        --------         -------         -------
Net asset value at end of period....   $   9.72       $   9.98         $  9.73        $   9.99         $  9.73         $  9.99
                                       ========       ========         =======        ========         =======         =======
Total investment return (a).........       0.63%          3.79%(b)       (0.11)%          3.25%(b)       (0.11)%          3.25%(b)

Ratios (to average net assets)/Supplemental Data:
Net investment income...............       3.45%          2.89%+          2.70%           2.14%+          2.70%           2.14%+
Net expenses........................       1.08%          1.19%+          1.83%           1.94%+          1.83%           1.94%+
Expenses (before reimbursement).....       1.41%          1.37%+          2.16%           2.12%+          2.16%           2.12%+
Portfolio turnover rate.............        192%(c)        193%            192%(c)         193%            192%(c)         193%
Net assets at end of period (in
 000's).............................   $  8,062       $  8,084         $ 4,359        $  2,732         $ 1,708         $   937



 *   Commencement of Operations.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rate not including mortgage dollar rolls for the year ending October 31, 2005 is 76%.
(d)  Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

INTERMEDIATE TERM BOND FUND
(Selected per share data and ratios)


                                              CLASS I
     ------------------------------------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31,
     ------------------------------------------------------------------------------------------
       2005                    2004               2003               2002               2001
     $  10.00                $   9.83           $   9.66           $  10.32           $   9.75
     --------                --------           --------           --------           --------
         0.38                    0.34               0.36(c)            0.45(c)            0.55(d)
        (0.28)                   0.17               0.18              (0.30)              0.76
     --------                --------           --------           --------           --------
         0.10                    0.51               0.54               0.15               1.31
     --------                --------           --------           --------           --------

        (0.38)                  (0.34)             (0.37)             (0.81)             (0.74)
     --------                --------           --------           --------           --------
     $   9.72                $  10.00           $   9.83           $   9.66           $  10.32
     ========                ========           ========           ========           ========
         0.97%                   5.30%              5.69%              1.73%             14.06%

         3.81%                   3.33%              3.66%              4.62%              5.53%
         0.72%                   0.75%              0.75%              0.75%              0.75%
         0.86%                   0.93%              0.90%              0.91%              0.88%
          192%(c)                 193%               153%               159%               257%
     $115,147                $154,620           $133,041           $130,813           $116,344

FINANCIAL HIGHLIGHTS

SHORT TERM BOND FUND
(Selected per share data and ratios)


                                                CLASS A                                         CLASS I
                                      ---------------------------     -----------------------------------------------------------
                                                      JANUARY 2,
                                                         2004*
                                      YEAR ENDED        THROUGH                         YEAR ENDED OCTOBER 31,
                                      OCTOBER 31,     OCTOBER 31,     -----------------------------------------------------------
                                         2005            2004           2005         2004         2003         2002        2001
Net asset value at beginning of
 period..........................       $ 9.24          $  9.32       $  9.26      $  9.31      $  9.34      $  9.57      $  9.36
                                        ------          -------       -------      -------      -------      -------      -------
Net investment income............         0.20             0.06          0.24         0.17         0.19         0.29(a)      0.47
Net realized and unrealized gain
 (loss) on investments...........        (0.19)           (0.01)        (0.19)       (0.03)       (0.01)        0.00(d)      0.48
                                        ------          -------       -------      -------      -------      -------      -------
Total from investment
 operations......................         0.01             0.05          0.05         0.14         0.18         0.29         0.95
                                        ------          -------       -------      -------      -------      -------      -------

Less dividends and distributions:
From net investment income.......        (0.19)           (0.12)        (0.24)       (0.18)       (0.21)       (0.52)       (0.74)
Return of capital................           --            (0.01)          --         (0.01)         --           --           --
                                        ------          -------       -------      -------      -------      -------      -------
Total dividends and
 distributions...................        (0.19)           (0.13)        (0.24)       (0.19)       (0.21)       (0.52)       (0.74)
                                        ------          -------       -------      -------      -------      -------      -------
Net asset value at end of
 period..........................       $ 9.06          $  9.24       $  9.07      $  9.26      $  9.31      $  9.34      $  9.57
                                        ======          =======       =======      =======      =======      =======      =======
Total investment return (b)......         0.09%            0.57%(c)      0.59%        1.50%        1.94%        3.21%       10.68%

Ratios (to average net assets)/Supplemental Data:
 Net investment income...........         2.16%            1.43%+        2.63%        1.83%        2.02%        3.13%        4.93%
 Net expenses....................         1.07%            1.00%+        0.60%        0.60%        0.60%        0.60%        0.60%
 Expenses (before
   reimbursement)................         1.36%            1.18%+        0.77%        0.78%        0.98%        0.96%        1.03%
Portfolio turnover rate..........          151%             151%          151%         151%         173%         228%         149%
Net assets at end of period (in
 000's)..........................       $6,085          $ 5,192       $86,167      $95,402      $35,532      $37,201      $30,065



 *   Commencement of Operations.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


INCOME MANAGER FUND

(Selected per share data and ratios)

                                                 CLASS A                                CLASS B
                                     --------------------------------        ------------------------------
                                                          JANUARY 2,                            JANUARY 2,
                                        YEAR                 2004*              YEAR               2004*
                                        ENDED               THROUGH             ENDED             THROUGH
                                     OCTOBER 31           OCTOBER 31,        OCTOBER 31         OCTOBER 31,
                                        2005                 2004               2005               2004
Net asset value at beginning of
 period............................    $ 12.67              $ 12.17            $ 12.54            $ 12.12
                                       -------              -------            -------            -------
Net investment income..............       0.18(e)(g)           0.12               0.08(e)(g)         0.04
Net realized and unrealized gain
 (loss) on investments.............       0.76                 0.38               0.74               0.38
Net realized and unrealized gain
 (loss) on foreign currency
 transactions......................       0.00(a)              0.00(a)            0.00(a)            0.00(a)
                                       -------              -------            -------            -------
Total from investment operations...       0.94                 0.50               0.82               0.42
                                       -------              -------            -------            -------

Less dividends and distributions:
From net investment income.........      (0.19)                  --              (0.15)                --
From net realized gain on
 investments.......................         --                   --                 --                 --
                                       -------              -------            -------            -------
Total dividends and
 distributions.....................      (0.19)                  --              (0.15)                --
                                       -------              -------            -------            -------
Net asset value at end of period...    $ 13.42              $ 12.67            $ 13.21            $ 12.54
                                       =======              =======            =======            =======
Total investment return (b)........       7.46%                4.11%(c)           6.60%              3.47%(c)

Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............       1.40%(g)             1.40%+             0.65%(g)           0.65%+
 Net expenses......................       1.23%                1.02%+             1.98%              1.77%+
 Expenses (before reimbursement)...       1.31%                1.23%+             2.06%              1.98%+
Portfolio turnover rate............        100%(f)               89%               100%(f)             89%
Net assets at end of period (in
 000's)............................    $74,169              $55,796            $34,755            $20,087

                                                         CLASS C
                                     -----------------------------------------------
                                                                        DECEMBER 30,
                                              YEAR ENDED                   2002*
                                              OCTOBER 31,                 THROUGH
                                     -----------------------------      OCTOBER 31,
                                       2005               2004              2003
Net asset value at beginning of
 period............................   $12.54             $ 11.86          $ 10.64
                                      ------             -------          -------
Net investment income..............     0.08(e)(g)          0.11             0.06(e)
Net realized and unrealized gain
 (loss) on investments.............     0.75                0.76             1.16
Net realized and unrealized gain
 (loss) on foreign currency
 transactions......................     0.00(a)             0.00(a)         (0.00)(a)
                                      ------             -------          -------
Total from investment operations...     0.83                0.87             1.22
                                      ------             -------          -------
Less dividends and distributions:
From net investment income.........    (0.15)              (0.19)              --
From net realized gain on
 investments.......................       --                  --               --
                                      ------             -------          -------
Total dividends and
 distributions.....................    (0.15)              (0.19)              --
                                      ------             -------          -------
Net asset value at end of period...   $13.22             $ 12.54          $ 11.86
                                      ======             =======          =======
Total investment return (b)........     6.68%               7.39%           11.47%(c)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.............     0.65%(g)            0.65%            0.65%+
 Net expenses......................     1.98%               1.77%            1.83%+
 Expenses (before reimbursement)...     2.06%               1.98%            2.06%+
Portfolio turnover rate............      100%(f)              89%             113%
Net assets at end of period (in
 000's)............................   $5,976             $ 3,218          $    46



 *   Commencement of Operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund has
     adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.


                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.06%)

(e) Per share data based on average shares outstanding during the period.


(f) The portfolio turnover rate not including mortgage dollar rolls for the year ending October 31, 2005 is 76%.



(g) Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.

                                                            FINANCIAL HIGHLIGHTS

INCOME MANAGER FUND
(Selected per share data and ratios)


                                  CLASS I
       -------------------------------------------------------------
                          YEAR ENDED OCTOBER 31,
       -------------------------------------------------------------
         2005          2004         2003         2002         2001
       $  12.74      $  11.99     $  10.81     $  12.11     $  15.21
       --------      --------     --------     --------     --------
           0.24(e)(g)     0.22        0.18(e)      0.22         0.37(d)
           0.74          0.78         1.22        (1.25)       (2.09)(d)
           0.00(a)       0.00(a)     (0.00)(a)    (0.00)(a)    (0.00)(a)
       --------      --------     --------     --------     --------
           0.98          1.00         1.40        (1.03)       (1.72)
       --------      --------     --------     --------     --------

          (0.19)        (0.25)       (0.22)       (0.27)       (0.50)
             --            --           --           --        (0.88)
       --------      --------     --------     --------     --------
          (0.19)        (0.25)       (0.22)       (0.27)       (1.38)
       --------      --------     --------     --------     --------
       $  13.53      $  12.74     $  11.99     $  10.81     $  12.11
       ========      ========     ========     ========     ========
           7.76%         8.43%       13.17%       (8.78%)     (12.12%)

           1.75%(g)      1.59%        1.65%        1.84%        2.66%(d)
           0.88%         0.83%        0.83%        0.83%        0.83%
           0.96%         1.04%        1.06%        0.94%        0.87%
            100%(f)        89%         113%           4%          15%
       $240,110      $234,256     $262,438     $399,199     $452,246

FINANCIAL HIGHLIGHTS


ECLIPSE FUNDS



This financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the periods ended October 31, 2005, 2004 and 2003 has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by other auditors.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

MID CAP OPPORTUNITY FUND
(Selected per share data and ratios)

                                                              CLASS A                           CLASS B
                                                    ----------------------------      ----------------------------
                                                                     JANUARY 2,                        JANUARY 2,
                                                                       2004**                            2004**
                                                    YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                                    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                       2005             2004             2005             2004
Net asset value at beginning of period............    $ 23.45          $ 21.93          $ 23.14          $ 21.79
                                                      -------          -------          -------          -------
Net investment income (loss)......................       0.06            (0.01)           (0.10)           (0.07)
Net realized and unrealized gain (loss) on
 investments......................................       3.34             1.53             3.28             1.42
                                                      -------          -------          -------          -------
Total from investment operations..................       3.40             1.52             3.18             1.35
                                                      -------          -------          -------          -------

Less dividends and distributions:
From net investment income........................      (0.04)             --             (0.01)             --
From net realized gain on investments.............      (0.71)             --             (0.71)             --
                                                      -------          -------          -------          -------
Total dividends and distributions.................      (0.75)             --             (0.72)             --
                                                      -------          -------          -------          -------
Net asset value at end of period..................    $ 26.10          $ 23.45          $ 25.60          $ 23.14
                                                      =======          =======          =======          =======
Total investment return (b).......................      14.59%            6.93%(c)        13.81%            6.20%(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).....................       0.32%           (0.21%)+         (0.43%)          (0.96%)+
 Net expenses.....................................       1.50%            1.53%+#          2.25%            2.28%+#
 Expenses (before reimbursement)..................       1.78%            2.13%+#          2.53%            2.88%+#
Portfolio turnover rate...........................        153%              43%             153%              43%
Net assets at end of period (in 000's)............    $42,239          $ 6,554          $25,068          $ 5,756

                                                                         CLASS C
                                                    --------------------------------------------------
                                                                                          DECEMBER 30,
                                                            YEAR ENDED                       2002**
                                                            OCTOBER 31,                     THROUGH
                                                    ---------------------------           OCTOBER 31,
                                                       2005            2004                   2003
Net asset value at beginning of period............   $ 23.14          $ 20.86               $ 15.87
                                                     -------          -------               -------
Net investment income (loss)......................     (0.08)           (0.07)                (0.06)(a)
Net realized and unrealized gain (loss) on
 investments......................................      3.25             2.50                  5.05
                                                     -------          -------               -------
Total from investment operations..................      3.17             2.43                  4.99
                                                     -------          -------               -------
Less dividends and distributions:
From net investment income........................     (0.01)             --                    --
From net realized gain on investments.............     (0.71)           (0.15)                  --
                                                     -------          -------               -------
Total dividends and distributions.................     (0.72)           (0.15)                  --
                                                     -------          -------               -------
Net asset value at end of period..................   $ 25.59          $ 23.14               $ 20.86
                                                     =======          =======               =======
Total investment return (b).......................     13.76%           11.71%                31.44%(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).....................     (0.43%)          (0.96%)               (0.53%)+
 Net expenses.....................................      2.25%            2.28%#                2.13%+#
 Expenses (before reimbursement)..................      2.53%            2.88%#                2.37%+#
Portfolio turnover rate...........................       153%              43%                   90%
Net assets at end of period (in 000's)............   $22,687          $ 4,951               $     1



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and 0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.

                                                            FINANCIAL HIGHLIGHTS

MID CAP OPPORTUNITY FUND
(Selected per share data and ratios)


                                                 CLASS I
       -------------------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                  2001
                    YEAR ENDED OCTOBER 31,                       THROUGH               YEAR ENDED
       -------------------------------------------------       OCTOBER 31,            DECEMBER 31,
        2005          2004          2003          2002            2001*                   2000
       $ 23.57       $ 21.01       $ 16.16       $ 16.30         $ 16.93                $ 16.06
       -------       -------       -------       -------         -------                -------
          0.12          0.05          0.08(a)       0.09            0.06                   0.06
          3.42          2.66          4.84         (0.14)          (0.69)                  0.88
       -------       -------       -------       -------         -------                -------
          3.54          2.71          4.92         (0.05)          (0.63)                  0.94
       -------       -------       -------       -------         -------                -------

         (0.06)          --          (0.07)        (0.09)            --                   (0.06)
         (0.71)        (0.15)          --            --              --                   (0.01)
       -------       -------       -------       -------         -------                -------
         (0.77)        (0.15)        (0.07)        (0.09)            --                   (0.07)
       -------       -------       -------       -------         -------                -------
       $ 26.34       $ 23.57       $ 21.01       $ 16.16         $ 16.30                $ 16.93
       =======       =======       =======       =======         =======                =======
         15.11%        12.97%        30.59%       (0.38%)          (3.72%)(c)              5.83%

          0.78%         0.26%         0.47%         0.46%           0.41%+                 0.35%
          1.04%         1.06%#        1.13%#        1.17%#          1.19%+#(d)             1.06%#
          1.27%         1.66%#        1.37%#        1.29%#          1.22%+#(d)             1.06%#
           153%           43%           90%           75%             69%                   114%
       $23,379       $18,508       $13,617       $51,231         $56,907                $67,401

FINANCIAL HIGHLIGHTS

SMALL CAP OPPORTUNITY FUND
(Selected per share data and ratios)

                                                                  CLASS A                           CLASS B
                                                        ----------------------------      ----------------------------
                                                                         JANUARY 2,                        JANUARY 2,
                                                           YEAR            2004**            YEAR            2004**
                                                           ENDED           THROUGH           ENDED           THROUGH
                                                        OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                        -----------      -----------      -----------      -----------
                                                           2005             2004             2005             2004
Net asset value at beginning of period............       $  18.58         $  16.78         $  18.38         $  16.71
                                                         --------         --------         --------         --------
Net investment income (loss) (e)..................          (0.08)           (0.09)           (0.22)           (0.19)
Net realized and unrealized gain (loss) on
 investments......................................           4.01             1.89             3.93             1.86
                                                         --------         --------         --------         --------
Total from investment operations..................           3.93             1.80             3.71             1.67
                                                         --------         --------         --------         --------

Less dividends and distributions:
From net investment income........................            --               --               --               --
From net realized gain on investments.............          (2.91)             --             (2.91)             --
                                                         --------         --------         --------         --------
Total dividends and distributions.................          (2.91)             --             (2.91)             --
                                                         --------         --------         --------         --------
Net asset value at end of period..................       $  19.60         $  18.58         $  19.18         $  18.38
                                                         ========         ========         ========         ========
Total investment return (b).......................          22.66%           10.73%(c)        21.59%            9.99%(c)

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).....................          (0.44%)          (0.36%)++        (1.19%)          (1.12%)++
 Net expenses.....................................           1.66%            1.87%++#         2.41%            2.62%++#
 Expenses (before reimbursement)..................           1.66%            1.87%++#         2.41%            2.62%++#
Portfolio turnover rate...........................            159%             132%             159%             132%
Net assets at end of period (in 000's)............       $194,615         $ 24,621         $ 48,496         $ 14,905

                                                                       CLASS C
                                                    ---------------------------------------------
                                                                                     DECEMBER 30,
                                                       YEAR             YEAR            2002**
                                                       ENDED            ENDED          THROUGH
                                                    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                    -----------      -----------     ------------
                                                       2005             2004             2003
Net asset value at beginning of period............   $  18.37         $  16.15         $  11.46
                                                     --------         --------         --------
Net investment income (loss) (e)..................      (0.22)           (0.25)           (0.05)
Net realized and unrealized gain (loss) on
 investments......................................       3.95             3.28             4.74
                                                     --------         --------         --------
Total from investment operations..................       3.73             3.03             4.69
                                                     --------         --------         --------
Less dividends and distributions:
From net investment income........................        --               --               --
From net realized gain on investments.............      (2.91)           (0.81)             --
                                                     --------         --------         --------
Total dividends and distributions.................      (2.91)           (0.81)              --
                                                     --------         --------         --------
Net asset value at end of period..................   $  19.19         $  18.37         $  16.15
                                                     ========         ========         ========
Total investment return (b).......................      21.72%           19.29%           40.92%(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).....................      (1.19%)          (1.13%)          (0.47%)++
 Net expenses.....................................       2.41%            2.62%#           2.27%++#
 Expenses (before reimbursement)..................       2.41%            2.62%#           2.34%++#
Portfolio turnover rate...........................        159%             132%             135%
Net assets at end of period (in 000's)............   $ 48,316         $  5,518         $      2



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 +   Less than 0.01% of average net assets.
++   Annualized.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08%, 0.07% and 0.08% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

SMALL CAP OPPORTUNITY FUND
(Selected per share data and ratios)


                                               CLASS I
       ----------------------------------------------------------------------------------------
                                                                   JANUARY 1,
                                                                      2001
                                                                     THROUGH        YEAR ENDED
                      YEAR ENDED OCTOBER 31,                       OCTOBER 31,     DECEMBER 31,
       -----------------------------------------------------       -----------     ------------
         2005           2004           2003           2002            2001*            2000
       $  18.67       $  16.26       $  11.58       $  11.04        $  10.65         $  11.76
       --------       --------       --------       --------        --------         --------
           0.01(e)        0.06(e)        0.07(e)        0.15            0.08            (0.00)(a)
           4.02           3.21           4.74           0.50            0.31            (1.11)
       --------       --------       --------       --------        --------         --------
           4.03           3.27           4.81           0.65            0.39            (1.11)
       --------       --------       --------       --------        --------         --------

            --           (0.05)         (0.13)         (0.11)            --               --
          (2.91)         (0.81)           --             --              --               --
       --------       --------       --------       --------        --------         --------
          (2.91)         (0.86)         (0.13)         (0.11)            --               --
       --------       --------       --------       --------        --------         --------
       $  19.79       $  18.67       $  16.26       $  11.58        $  11.04         $  10.65
       ========       ========       ========       ========        ========         ========
          23.15%         20.72%         42.04%          5.84%           3.66%(c)        (9.44%)

           0.06%          0.32%          0.53%          1.08%           0.70%++         (0.00%)+
           1.16%          1.18%#         1.27%#         1.26%#          1.23%++#(d)       1.21%#
           1.16%          1.18%#         1.34%#         1.27%#          1.23%++#(d)       1.21%#
            159%           132%           135%           103%             77%             105%
       $317,602       $194,476       $163,362       $111,181        $108,105         $157,630

FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)


                                        CLASS A                     CLASS B                             CLASS C
                               -------------------------   -------------------------   ------------------------------------------
                                             JANUARY 2,                  JANUARY 2,                                  DECEMBER 30,
                                               2004**                      2004**             YEAR ENDED                2002**
                               YEAR ENDED      THROUGH     YEAR ENDED      THROUGH            OCTOBER 31,              THROUGH
                               OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   -------------------------     OCTOBER 31,
                                  2005          2004          2005          2004          2005          2004             2003
Net asset value at
 beginning of period......      $  25.41      $  24.45      $  25.37      $  24.46      $  25.37      $  24.08         $  20.27
                                --------      --------      --------      --------      --------      --------         --------
Net investment income.....          0.35          0.19          0.18          0.08          0.17          0.13             0.15(f)
Net realized and
 unrealized gain (loss) on
 investments..............          1.91          0.96          1.89          0.93          1.89          1.62             3.76
                                --------      --------      --------      --------      --------      --------         --------
Total from investment
 operations...............          2.26          1.15          2.07          1.01          2.06          1.75             3.91
                                --------      --------      --------      --------      --------      --------         --------

Less dividends and distributions:
From net investment
 income...................         (0.31)        (0.19)        (0.14)        (0.10)        (0.14)        (0.14)           (0.10)
From net realized gain on
 investments..............         (0.46)          --          (0.46)          --          (0.46)        (0.32)             --
                                --------      --------      --------      --------      --------      --------         --------
Total dividends and
 distributions............         (0.77)        (0.19)        (0.60)        (0.10)        (0.60)        (0.46)           (0.10)
                                --------      --------      --------      --------      --------      --------         --------
Net asset value at end of
 period...................      $  26.90      $  25.41      $  26.84      $  25.37      $  26.83      $  25.37         $  24.08
                                ========      ========      ========      ========      ========      ========         ========
Total investment return
 (a)......................          8.96%         4.70%(b)      8.19%         4.13%(b)      8.15%         7.30%           19.32%(b)

Ratios (to average net assets)/Supplemental Data:
 Net investment income....          1.32%         0.99%+        0.57%         0.24%+        0.57%         0.24%            0.78%+
 Net expenses.............          1.32%         1.34%+#       2.07%         2.09%+#       2.07%         2.09%#           1.98%+#
 Expenses (before
   waiver)................          1.32%         1.34%+#       2.07%         2.09%+#       2.07%         2.09%#           2.03%+#
Portfolio turnover rate...            93%           42%           93%           42%           93%           42%              51%
Net assets at end of
 period (in 000's)........      $307,538      $108,204      $206,074      $ 62,931      $141,279      $ 29,301         $    372



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Commencement of Operations.
 #   Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and 0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges. Class
     I, Class R1 and Class R2 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the ten months
     ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                                  CLASS I
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

(f) Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)

                                                      CLASS I
--------------------------------------------------------------------------------------------------------------------
                                                                                  JANUARY 1,
                                                                                     2001
                          YEAR ENDED OCTOBER 31,                                    THROUGH              YEAR ENDED
    -------------------------------------------------------------------           OCTOBER 31,           DECEMBER 31,
      2005               2004               2003                2002                 2001*                  2000
    $  25.43           $  24.07           $  20.41            $  20.78             $  20.82               $  19.53
    --------           --------           --------            --------             --------               --------
        0.45               0.34               0.38(f)             0.48                 0.45(e)                0.55
        1.94               1.68               3.67                0.00(c)             (0.08)(e)               1.29
    --------           --------           --------            --------             --------               --------
        2.39               2.02               4.05                0.48                 0.37                   1.84
    --------           --------           --------            --------             --------               --------

       (0.42)             (0.34)             (0.39)              (0.44)               (0.41)                 (0.55)
       (0.46)             (0.32)               --                (0.41)                 --                     --
    --------           --------           --------            --------             --------               --------
       (0.88)             (0.66)             (0.39)              (0.85)               (0.41)                 (0.55)
    --------           --------           --------            --------             --------               --------
    $  26.94           $  25.43           $  24.07            $  20.41             $  20.78               $  20.82
    ========           ========           ========            ========             ========               ========
        9.46%              8.45%             20.13%               2.18%                1.80%(b)               9.64%

        1.77%              1.42%              1.78%               2.30%                2.59%+(e)              2.77%
        0.86%              0.91%#             0.99%#              0.96%#               1.03%+#(d)             0.95%#
        0.86%              0.91%#             1.03%#              1.02%#               1.05%+#(d)             0.95%#
          93%                42%                51%                 62%                  48%                    73%
    $269,652           $180,262           $147,519            $ 83,906             $ 64,086               $ 65,309

                 CLASS R1                                    CLASS R2
---  ---------------------------------           ---------------------------------
                           JANUARY 2,                                  JANUARY 2,
                             2004**                                      2004**
     YEAR ENDED              THROUGH             YEAR ENDED              THROUGH
     OCTOBER 31,           OCTOBER 31,           OCTOBER 31,           OCTOBER 31,
        2005                  2004                  2005                  2004
      $  25.43              $  24.45              $  25.41              $  24.45
      --------              --------              --------              --------
          0.43                  0.23                  0.39                  0.18
          1.93                  0.98                  1.90                  0.97
      --------              --------              --------              --------
          2.36                  1.21                  2.29                  1.15
      --------              --------              --------              --------
         (0.40)                (0.23)                (0.34)                (0.19)
         (0.46)                  --                  (0.46)                  --
      --------              --------              --------              --------
         (0.86)                (0.23)                (0.80)                (0.19)
      --------              --------              --------              --------
      $  26.93              $  25.43              $  26.90              $  25.41
      ========              ========              ========              ========
          9.33%                 4.96%(b)              9.05%                 4.71%(b)
          1.68%                 1.32%+                1.43%                 1.07%+
          0.96%                 1.01%+#               1.21%                 1.26%+#
          0.96%                 1.01%+#               1.21%                 1.26%+#
            93%                   42%                   93%                   42%
      $ 77,397              $ 30,394              $ 70,872              $ 19,324

[NEW YORK LIFE INVESTMENT LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, N.J. 07054.


You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                     MS01g-03/06

[NEW YORK LIFE INVESTMENT LOGO]

[RECYCLE LOGO]

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into the Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, N.J. 07054.


You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds.

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                 RPS-MS01g-03/06

(MAINSTAY LOGO)


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         ASSET ALLOCATION FUNDS
  6      MainStay Conservative Allocation Fund
  8      MainStay Moderate Allocation Fund
 10      MainStay Moderate Growth Allocation Fund
 12      MainStay Growth Allocation Fund

 14      The Underlying Funds: Investment Strategies and Risks

 19      Shareholder Guide

 43      Know With Whom You're Investing

 46      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of Eclipse Funds Inc., a Maryland corporation (the "Company") which is a series mutual fund that offers different series that invest for varying combinations of income and capital appreciation (together with Eclipse Funds and The MainStay Funds, referred to as "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the "Underlying Funds")(1). The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Funds. The Manager uses a two-step asset allocation process to create a Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of each Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in two broad asset classes -- equity and fixed income ("Underlying Equity Funds and Underlying Fixed Income Funds", respectively). The Manager monitors and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Fund's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

                                                         EQUITY
                                            --------------------------------
                                             U.S.    INTERNATIONAL    TOTAL
                                            EQUITY      EQUITY        EQUITY   FIXED INCOME
  MainStay Conservative Allocation Fund      35%           5%           40%        60%
  MainStay Moderate Allocation Fund          50%          10%           60%        40%



  MainStay Moderate Growth Allocation Fund   65%          15%           80%        20%
  MainStay Growth Allocation Fund            80%          20%          100%         0%




Percentages represent target allocations, actual percentages may vary up to +/-10%

The second step involves the actual selection of Underlying Funds to represent the two broad asset classes indicated above and determination of target

---------------

1 Initially, the Funds will invest solely in other MainStay Funds, certain government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has proposed a rule that would allow the Funds to invest in underlying funds that are either managed by NYLIM or managed by an adviser not associated with NYLIM. If such rule becomes available to the Funds, or if the Funds received an exemptive order from the SEC, the Manager may add underlying funds that are not managed by NYLIM to the list of potential underlying funds. It is anticipated that underlying funds managed by NYLIM will at all times represent a significant portion of a Fund's investments.

weightings among the Underlying Funds for each Fund's portfolio. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Funds may also invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "The Underlying Funds: Investment Strategies and Risks" for a description of the principal risks associated with the Underlying Funds.

The Manager monitors each Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time. The Manager will rebalance each Fund's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Manager may change the asset class allocations, the portfolio of Underlying Funds, or the target weightings without prior approval from shareholders.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objectives.

ASSET ALLOCATION

Although allocation among different asset classes generally limits a Fund's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

CONCENTRATION RISK

In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

"FUND OF FUNDS" STRUCTURE AND EXPENSES

The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

INVESTMENT IN AFFILIATED UNDERLYING FUNDS

The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings. The Manager may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Funds to act in their best interests when selecting Underlying Funds, and the Board of Directors of the Funds (the "Board") oversees the Manager's performance.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

MAINSTAY CONSERVATIVE ALLOCATION FUND

The MainStay Conservative Allocation Fund's investment objective is to seek current income and, secondarily, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

As of the date of this Prospectus, the Fund did not have a full calendar year of operations. For the period from April 4, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 5.33% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

                                                    CONSERVATIVE ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%            None            None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None           5.00%           1.00%            None



  Redemption Fee
  (as a percentage of redemption proceeds)                        None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)




  Management Fee                                                  None            None            None            None



  Distribution and/or Service (12b-1) Fees(2)                    0.25%           1.00%           1.00%            None




  Other Expenses(3)                                              1.30%           1.30%           1.30%           1.20%



  Total Annual Fund Operating Expenses                           1.55%           2.30%           2.30%           1.20%




  Less Waivers/Reimbursements(4)                                 -.95%           -.95%           -.95%           -.95%



  Net Annual Fund Operating Expenses(4)                           .60%           1.35%           1.35%            .25%

  Estimated Underlying Fund Expenses(5)                           .92%            .92%            .92%            .92%



  Total Annual Fund and Underlying Fund Expenses                 1.52%           2.27%           2.27%           1.17%






* Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



4 The Manager has contractually agreed to limit the Fund's total annual fund operating expenses of the Class I shares to 0.25% through October 31, 2006. An equivalent reduction will apply to the Class A, B and C shares of the Fund. There is no guarantee that the contractual waiver will continue after that date.



5 In addition to the Total Annual Fund Operating Expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and expected portfolio of Underlying Funds, is as shown in the table.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
                             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  727      $  262               $  762               $  262               $  362             $  152

   3 Years         $1,220      $  933               $1,233               $  933               $  933             $  603



   5 Years         $1,740      $1,629               $1,829               $1,629               $1,629             $1,081

   10 Years        $3,157      $3,306               $3,306               $3,479               $3,479             $2,402




MAINSTAY MODERATE ALLOCATION FUND

The MainStay Moderate Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Funds, and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

As of the date of this Prospectus, the Fund did not have a full calendar year of operations. For the period from April 4, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 7.26% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

                                                        MODERATE ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%            None            None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None           5.00%           1.00%            None



  Redemption Fee
  (as a percentage of redemption proceeds)                        None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  None            None            None            None



  Distribution and/or Service (12b-1) Fees(2)                    0.25%           1.00%           1.00%            None

  Other Expenses(3)                                               .72%            .72%            .72%            .67%



  Total Annual Fund Operating Expenses                            .97%           1.72%           1.72%            .67%

  Less Waivers/Reimbursements(4)                                 -.42%           -.42%           -.42%           -.42%



  Net Annual Fund Operating Expenses(4)                           .55%           1.30%           1.30%            .25%

  Estimated Underlying Fund Expenses(5)                           .99%            .99%            .99%            .99%



  Total Annual Fund and Underlying Fund Expenses                 1.54%           2.29%           2.29%           1.24%






* Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



4 The Manager has contractually agreed to limit the Fund's total annual fund operating expenses of the Class I shares to 0.25% through October 31, 2006. An equivalent reduction will apply to the Class A, B and C shares of the Fund. There is no guarantee that the contractual waiver will continue after that date.



5 In addition to the Total Annual Fund Operating Expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and expected portfolio of Underlying Funds, is as shown in the table.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
                             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  711      $  246               $  746               $  246               $  346             $  140

   3 Years         $1,106      $  815               $1,115               $  815               $  815             $  496



   5 Years         $1,525      $1,410               $1,610               $1,410               $1,410             $  876

   10 Years        $2,688      $2,840               $2,840               $3,021               $3,021             $1,942




MAINSTAY MODERATE GROWTH ALLOCATION FUND

The MainStay Moderate Growth Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Credit Risk

- Interest Rate Risk

- Maturity Risk

- Mortgage- and Asset-Backed Security Risk

- High-Yield Bond Risk

- Liquidity Risk

- High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

As of the date of this Prospectus, the Fund did not have a full calendar year of operations. For the period from April 4, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 8.87% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

                                                 MODERATE GROWTH ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%            None            None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None           5.00%           1.00%            None



  Redemption Fee
  (as a percentage of redemption proceeds)                        None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                                  None            None            None            None

  Distribution and/or Service (12b-1) Fees(2)                    0.25%           1.00%           1.00%            None



  Other Expenses(3)                                               .80%            .80%            .80%            .74%

  Total Annual Fund Operating Expenses                           1.05%           1.80%           1.80%            .74%



  Less Waivers/Reimbursements(4)                                 -.49%           -.49%           -.49%           -.49%

  Net Annual Fund Operating Expenses(4)                           .56%           1.31%           1.31%            .25%



  Estimated Underlying Fund Expenses(5)                          1.01%           1.01%           1.01%           1.01%

  Total Annual Fund and Underlying Fund Expenses                 1.57%           2.32%           2.32%           1.26%









1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



4 The Manager has contractually agreed to limit the Fund's total annual fund operating expenses of the Class I shares to 0.25% through October 31, 2006. An equivalent reduction will apply to the Class A, B and C shares of the Fund. There is no guarantee that the contractual waiver will continue after that date.



5 In addition to the Total Annual Fund Operating Expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and expected portfolio of Underlying Funds, is as shown in the table.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
                             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  716      $  251               $  751               $  251               $  351             $  145

   3 Years         $1,130      $  840               $1,140               $  840               $  840             $  519



   5 Years         $1,569      $1,455               $1,655               $1,455               $1,455             $  918

   10 Years        $2,783      $2,935               $2,935               $3,114               $3,114             $2,035




MAINSTAY GROWTH ALLOCATION FUND

The MainStay Growth Allocation Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 85%-100%). For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview" beginning on page 3 for a summary of how the Manager allocates and reallocates the Fund's assets among particular Underlying Funds.

PRINCIPAL RISKS

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

- Market Risk

- Growth Securities Risk

- Value Securities Risk

- Foreign Securities Risk

- Smaller Company Risk

- Liquidity Risk

- High Portfolio Turnover

Please see "The Underlying Funds: Investment Strategies and Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

PAST PERFORMANCE

As of the date of this Prospectus, the Fund did not have a full calendar year of operations. For the period from April 4, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 10.28% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

                                                          GROWTH ALLOCATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            5.50%            None            None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original purchase
  price or redemption proceeds)(1)                                None           5.00%           1.00%            None



  Redemption Fee
  (as a percentage of redemption proceeds)                        None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                                  None            None            None            None

  Distribution and/or Service (12b-1) Fees(2)                    0.25%           1.00%           1.00%            None



  Other Expenses(3)                                              1.59%           1.59%           1.59%           1.47%

  Total Annual Fund Operating Expenses                           1.84%           2.59%           2.59%           1.47%



  Less Waivers/Reimbursements(4)                                -1.22%          -1.22%          -1.22%          -1.22%

  Net Annual Fund Operating Expenses(4)                           .62%           1.37%           1.37%            .25%



  Estimated Underlying Fund Expenses(5)                          1.05%           1.05%           1.05%           1.05%

  Total Annual Fund and Underlying Fund Expenses                 1.67%           2.42%           2.42%           1.30%









1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


3 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



4 The Manager has contractually agreed to limit the Fund's total annual fund operating expenses of the Class I shares to 0.25% through October 31, 2006. An equivalent reduction will apply to the Class A, B and C shares of the Fund. There is no guarantee that the contractual waiver will continue after that date.



5 In addition to the Total Annual Fund Operating Expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the Underlying Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and expected portfolio of Underlying Funds, is as shown in the table.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
                             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  749      $  286               $  786               $  286               $  386             $  174

   3 Years         $1,324      $1,040               $1,340               $1,040               $1,040             $  707



   5 Years         $1,922      $1,815               $2,015               $1,815               $1,815             $1,268

   10 Years        $3,533      $3,679               $3,679               $3,845               $3,845             $2,795

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

Information about the Funds' principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations, or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The following charts summarize the investment objectives and strategies of the MainStay Funds that may be used as Underlying Funds in each asset category. FOR A COMPLETE DESCRIPTION OF THESE UNDERLYING FUNDS, PLEASE SEE THE UNDERLYING FUND PROSPECTUSES, WHICH ARE AVAILABLE WITHOUT CHARGE BY CALLING MAINSTAY INVESTMENTS TOLL-FREE 1-800-MAINSTAY (1-800-624-6782) OR ON THE INTERNET AT WWW.MAINSTAYFUNDS.COM.


  UNDERLYING EQUITY FUNDS               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay All Cap Growth Fund          Seeks long-term growth of capital.    Securities of companies with of
                                        Dividend income, if any, is a         market capitalizations that range
                                        consideration incidental to the       from $25 million to $347.3 billion
                                        Fund's objective of growth of         as described by the Russell 3000(R)
                                        capital                               Growth Index.(3)

  MainStay All Cap Value Fund           Seeks maximum long-term total return  Securities of companies across the from a combination of capital growth  entire range of market
                                        and income                            capitalizations



  MainStay Capital Appreciation Fund    Seeks long-term growth of capital.    Securities of U.S. companies
                                        Dividend income, if any, is an
                                        incidental consideration

  MainStay Common Stock Fund            Seeks long-term growth of capital     Common stock of well-established
                                        with income as a secondary            large- to mid-cap companies
                                        consideration



  MainStay International Equity Fund    Seeks long-term growth of capital     Equity securities of companies who
                                        with income as a secondary objective  do business mainly outside the U.S.

  MainStay Large Cap Growth Fund        Seeks long-term growth of capital     Common stock of companies having a
                                                                              market capitalization in excess of
                                                                              $4.0 billion



  MainStay Large Cap Opportunity Fund   Seeks high total return               Common and preferred stock of large
                                                                              companies with market
                                                                              capitalizations of $591 million to
                                                                              $399.5 billion as described by the
                                                                              Russell 1000(R) Index.




  MainStay MAP Fund                     Seeks long-term appreciation of       Common stocks and convertible
                                        capital with income as a secondary    securities of U.S. companies
                                        objective



  MainStay Mid Cap Growth Fund          Seeks long-term growth of capital     Common stock and related securities
                                                                              of companies with market
                                                                              capitalizations of $959 million to
                                                                              $22.7 billion as described by the
                                                                              Russell Midcap(R) Growth Index.(3)

  MainStay Mid Cap Opportunity Fund     Seeks high total return               Common and preferred stock of
                                                                              companies with market
                                                                              capitalizations of $591 million to
                                                                              $20.7 billion as described by the
                                                                              Russell Midcap(R) Value Index.(3)



  MainStay Mid Cap Value Fund           Realize maximum long-term total       Common and preferred stock of
                                        return                                companies with market
                                                                              capitalizations of $591 million to
                                                                              $20.7 billion as described by the
                                                                              Russell Midcap Value Index.(3)

  MainStay S&P 500 Index Fund           Seeks to provide investment results   Stocks in the S&P 500(R) Index in
                                        that correspond to the total return   the same proportion, to the extent
                                        performance of common stocks in the   feasible, as they are represented in
                                        aggregate, as represented by the S&P  the Index.
                                        500(R) Index(1)






1 The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

                           THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS


  UNDERLYING EQUITY FUNDS               INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Small Cap Opportunity Fund   Seeks high total return               Common and preferred stock of
                                                                              companies with market
                                                                              capitalizations of $33 million to
                                                                              $3.7 billion as described by the
                                                                              Russell 2000 Value Index.(3)




  MainStay Small Cap Value Fund         Seeks long-term capital appreciation  Common stock and convertible securities of companies with market
                                                                              capitalizations of $33 million to
                                                                              $3.7 billion as described by the
                                                                              Russell 2000 Value Index.(3)



  MainStay Value Fund                   Seeks long-term total return from a   Equity securities believed to be
                                        combination of capital growth and     undervalued
                                        income


  UNDERLYING FIXED INCOME FUNDS         INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Diversified Income Fund      Seeks to provide current income and   Diversified portfolio of domestic
                                        competitive overall return            and foreign debt or debt-related
                                                                              securities issued by governments and
                                                                              corporations

  MainStay Floating Rate Fund           Seeks to provide high current income  Diversified portfolio of floating rate loans and other floating rate
                                                                              debt securities



  MainStay Government Fund              Seeks a high level of current income  U.S. government securities and non-
                                        consistent with safety of principal   government mortgage-related and
                                                                              asset-backed securities

  MainStay High Yield Corporate Bond    Seeks maximum current income with     Foreign and domestic corporate high-
  Fund                                  capital appreciation as a secondary   yield debt securities
                                        objective



  MainStay Indexed Bond Fund            Seeks to provide investment results   Corporate and U.S. Government fixed
                                        that correspond to the total return   income securities in the BIG Index
                                        performance of the BIG Index(2)

  MainStay Intermediate Term Bond Fund  Seeks to maximize total return        All types of debt securities,
                                        consistent with liquidity and low     typically having an effective
                                        risk to principal                     maturity of 3 to 10 years



  MainStay Short Term Bond Fund         Seeks to maximize total return,       Diversified portfolio of debt
                                        consistent with liquidity and         securities with maturities of 3
                                        preservation of capital               years or less


2 The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged capitalization weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered to be representative of the U.S. bond market.


  UNDERLYING MONEY MARKET FUNDS         INVESTMENT OBJECTIVE                  PRIMARY INVESTMENTS
  MainStay Cash Reserves Fund           Seeks a high level of current income  High-quality, short-term securities
                                        while preserving capital and          denominated in U.S. dollars that
                                        maintaining liquidity                 mature in 13 months or less

  MainStay Money Market Fund            Seeks a high level of current income  High-quality, short-term securities
                                        while preserving capital and          denominated in U.S. dollars that
                                        maintaining liquidity                 mature in 13 months or less


3 The market capitalizations of companies in this Index fluctuate; the ranges shown are as of the date of this Prospectus.


In addition to purchasing the securities listed in the tables above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the following section, "Principal Investment Risks of the Underlying Funds," the Statement of Additional Information, and the Underlying Fund prospectuses.

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

ADDITIONAL UNDERLYING FUNDS

In addition to the Underlying Funds listed above, each Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Manager and without shareholder approval.

PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS

- Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

- Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

- Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

- Foreign Securities Risk: Foreign investments could be more difficult to sell than U.S. investments. They also may subject an Underlying Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There also may be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

  Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks

                           THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

  of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

  Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of an Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

- Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

- Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

- Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios will generally rise.

- Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

- Mortgage- and Asset-Backed Security Risk: Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the

THE UNDERLYING FUNDS: INVESTMENT STRATEGIES AND RISKS

  success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

- High-Yield Bond Risk: High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

- Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

- High Portfolio Turnover: Portfolio turnover measures the amount of trading an Underlying Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C, and I of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares; and

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in a Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by a Fund to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables

SHAREHOLDER GUIDE

titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                  CLASS A        CLASS B             CLASS C        CLASS I
  Initial sales    Yes             No                  No            No
  charge

  Ongoing         0.25%           0.75%               0.75%         None
  service and/or              distribution        distribution
  distribution                0.25% service       0.25% service
  fee (Rule                   (1.00% total)       (1.00% total)
  12b-1 fee)



  Shareholder      None           None                None          None
  service fee
  (non-Rule
  12b-1 fee)

  Contingent      None(1)     Sliding scale       1% on sale of     None
  deferred sales            during the first     shares held for
  charge                     six years after    one year or less
                                purchase



  Conversion        No             Yes                 No            No
  feature

  Purchase         None         $100,000           $1,000,000       None
  maximum(2)



  Redemption fee   None           None                None          None

1 Except on certain redemptions from purchases made without an initial sales charge.

2 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

                                                               SHAREHOLDER GUIDE

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.


- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no CDSC (the appreciation of the original value of your shares, then fully aged shares, and any shares you received through reinvestment of dividends and capital gains) and then shares you have held longest.

SHAREHOLDER GUIDE

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees from 1.00% to 0.25% of average daily net assets.

- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

If you purchase shares through a financial intermediary, you must tell your financial advisor of your eligibility for Class I shares at the time of your purchase.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Reducing the Initial Sales Charge on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a

                                                               SHAREHOLDER GUIDE

portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2 No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

You may be eligible to buy Class A shares of the Funds at one of the reduced sales charge rates shown in the table through a Right of Accumulation or a Letter of Intent. The Funds reserve the right to modify or eliminate these programs at any time.

- RIGHT OF ACCUMULATION

  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges" in the Statement of Additional Information.

- LETTER OF INTENT

  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Fund(s) (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up

SHAREHOLDER GUIDE

  to 90 days before the date of the Letter of Intent. You can also apply the Right of Accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary, you must tell your financial advisor of your eligibility for the Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

  More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

- GROUP RETIREMENT PLAN PURCHASES

  You will not pay an initial sales charge if you purchase Class A shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

    - 50 or more participants;

    - an aggregate investment in shares of any class of the Funds of $1,000,000 or more; or

    - holds both Class A and Class B shares as a result of the Class B share conversion feature.

  If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

                                                               SHAREHOLDER GUIDE

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS

  You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

- 529 PLANS

  When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

- OTHER WAIVERS

  There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any Eclipse Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

- CONTINGENT DEFERRED SALES CHARGE ON CERTAIN CLASS A SHARE REDEMPTIONS

  If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.


Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of

SHAREHOLDER GUIDE

the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

                                                               SHAREHOLDER GUIDE

INFORMATION ON FEES

Rule 12b-1 Plans


The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Funds, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may more than offset the amount paid in initial sales charges.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation varies depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.


- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.



- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.



- The Distributor or an affiliate, from its own resources, may pay a sales concession of up to 0.10% on the purchase price of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.


- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.


Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, neither the Fund, nor the Manager will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.


Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of fund shares.

For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Shareholder Services ("MainStay Investments") must receive your completed application and check in good order within three business days.


Class I Shares


If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds. If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

                                                               SHAREHOLDER GUIDE

All Classes


You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern standard time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion.

SHAREHOLDER GUIDE

Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Funds:

- $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

- if through Autoinvest, a monthly systematic investment plan: $500 for initial and $50 for subsequent purchases OR no initial and $100 for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the
Funds:

- Individual Investors--$5 million for initial purchases of any single MainStay Fund, no minimum for subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8 am and 6 pm eastern time           Investments can cancel your order and hold you liable
                       any day the New York Stock Exchange          for costs incurred in placing it.
                       is open. Call before 4 pm eastern          Be sure to write on your check:
                       time to buy shares at the current          * Fund name and class of shares;
                       day's NAV.                                 * your account number; and
                                                                  * name(s) of investor(s).




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to: MainStay Funds
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s)
                       P.O. Box 8401                              * Fund name and class of shares
                       Boston, MA 02266-8401
                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund Name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund Name and Class of shares.
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4 pm eastern            process by phone is $100,000.
                       time to sell shares at the current
                       day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time           next business day, although it may take up to
                       any day the New York Stock Exchange          seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell         fee to receive the wire transfer.
                       shares and have proceeds
                       electronically credited to a
                       designated bank account.                   * MainStay Investments must have your bank account
                                                                    information on file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8 am and 6 pm eastern time         * There is no fee from MainStay Investments for
                       any day banks and the New York Stock       this transaction.
                       Exchange are open.                         * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

SHAREHOLDER GUIDE

---------------------------


CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


-all phone calls with service representatives are tape recorded, and



-written confirmation of every transaction is sent to your address of record.



MainStay Investments and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.



TELEPHONE REDEMPTION PRIVILEGES


GENERAL POLICIES



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, or starter checks.



- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.



- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- A Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Funds' expenses, we no longer issue share certificates.



Selling Shares



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may not process your request for 10 days from the date the check or ACH purchase order is received.



- When you sell Class B or Class C shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).



- In the interests of all shareholders, the Funds reserve the right to:



  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

                                                               SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



  - change or discontinue the systematic withdrawal plan upon notice to shareholders;



  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or



  - change the minimum investment amounts.



Additional Information



You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or MainStay Investments immediately. If you or your Investment Dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial advisor, or fund supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

SHAREHOLDER GUIDE


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Funds' Manager might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.



The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or

                                                               SHAREHOLDER GUIDE


influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Funds' Prospectus.



While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



Investing for Retirement



You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


REDEMPTIONS-IN-KIND


The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio in accordance with the requirements of the 1940 Act and the rules an interpretations of the SEC thereunder.

SHAREHOLDER GUIDE

---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.
---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.



THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES



When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


SHAREHOLDER SERVICES


Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only.

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

                                                               SHAREHOLDER GUIDE

You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:


                    - MainStay All Cap Growth Fund             - MainStay Diversified Income Fund
                    - MainStay All Cap Value Fund              - MainStay Growth Equity Fund(2)
                    - MainStay Balanced Fund                   - MainStay Floating Rate Fund
                    - MainStay Capital Appreciation Fund       - MainStay Global High Income Fund
                    - MainStay Cash Reserves Fund              - MainStay Government Fund
                    - MainStay Common Stock Fund               - MainStay High Yield Corporate Bond
                    - MainStay International Equity Fund       Fund
                    - MainStay Large Cap Growth Fund           - MainStay Income Manager Fund
                    - MainStay Large Cap Opportunity           - MainStay Indexed Bond Fund
                    Fund(1)                                    - MainStay Intermediate Term Bond Fund
                    - MainStay MAP Fund                        - MainStay Small Cap Growth Fund
                    - MainStay Mid Cap Growth                  - MainStay Small Cap Opportunity Fund
                    - MainStay Mid Cap Opportunity Fund        - MainStay Small Cap Value Fund
                    - MainStay Mid Cap Value Fund              - MainStay Short Term Bond Fund
                    - MainStay Money Market Fund               - MainStay Tax Free Bond Fund
                    - MainStay S&P 500 Index Fund              - MainStay Total Return Fund
                    - MainStay Convertible Fund                - MainStay Value Fund



1 Offered only to residents of Connecticut, Maryland, New Jersey, and New York.


2 Offered only to residents of Connecticut, New Jersey, and New York.


Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.



The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions or Exchanges").



The Funds reserve the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.



The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the

SHAREHOLDER GUIDE


holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Fund's Share Prices (NAV) and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds, (Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued). The value of a Fund's other investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager determines a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.


The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

                                                               SHAREHOLDER GUIDE

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

Portfolio Holdings Information
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The portfolio holdings are made available as of the last day of each calendar month approximately 30 days after the end of that month. In addition, disclosure of the Funds' top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends". The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Fund Pays Dividends


The Funds declare and pay any dividends at least once a year. Dividends are normally paid on the first business day of each month after a dividend is declared.


Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings


You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly or the Fund directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.


---------------------------


MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

5. Take dividends and capital gains in cash.
6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.
7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable


Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.



For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Underlying Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.



MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.


The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


The Board of Directors of the Funds oversees the actions of the Manager and Distributor and decides on general policies of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers the Funds' business affairs and manages the investment operations of the Fund and the composition of the portfolios of the Funds, subject to the supervision of the Board of Directors of Eclipse Funds Inc. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


For the fiscal year ended October 31, 2005, the Funds paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0%.



For information regarding the basis for the Board's approval of the Funds' investment management agreement, please refer to the Funds' semi-annual report to shareholders for the fiscal period ended April 30, 2005.


The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all operational expenses that are not the responsibility of the Fund. The Funds do not pay any fees to the Manager under the Company's investment advisory agreement in return for the advisory and asset allocation services provided. The Funds do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the advisory agreement between the Manager and the Funds.


Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Funds. These services include calculating net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is to be compensated by NYLIM.

WHO MANAGES YOUR MONEY?


NYLIM serves as manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in April 2000. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.



PORTFOLIO MANAGERS BIOGRAPHIES:



NYLIM uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the funds each fund manages is available in the Statement of Additional Information.



TONY ELAVIA Mr. Elavia has been an employee of NYLIM since September 2004 and is a Senior Managing Director. Mr. Elavia is also Chief Investment Officer of NYLIM Equity Investors Group, a division of NYLIM. Prior to joining NYLIM, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PH.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.



DEVON MCCORMICK, CFA Mr. McCormick joined NYLIM in May 2001 and is responsible for research and development of new quantitative models as well as enhancing existing models used for active quantitative portfolio engineering. Mr. McCormick has over twenty years of experience with technology in the field of finance. Prior to joining NYLIM, he was associated with Bankers Trust/Deutsche Bank, Smith Barney and at Morgan Stanley. Mr McCormick received his B.A. in Philosophy from Vassar College and was awarded his CFA designation in 2000. He is a member of the New York Society of Security Analysts; the Association for Computing Machinery; the Quantitative Work Alliance for Applied Finance, Education, and Wisdom; the New York Academy of Sciences; and the Society of Quantitative Analysts.

UNDERLYING FUND PERFORMANCE


The table below is designed to show you how the Class I shares* of the Underlying Funds have performed over time.



  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDING DECEMBER 31,                                       10 YEARS OR
  2005)                                             1 YEAR      5 YEARS      LIFE OF FUND
  MainStay All Cap Growth Fund                      15.49%      -3.66%           6.97%

  MainStay All Cap Value Fund                        5.09%       3.32%           7.09%
  MainStay Capital Appreciation Fund                 8.40%      -5.77%           5.50%

  MainStay Cash Reserves Fund                        2.78%       1.97%           3.64%
  MainStay Common Stock Fund(1)                      6.86%      -2.02%           4.13%

  MainStay Diversified Income Fund(2)                1.24%       8.12%           6.07%
  MainStay Floating Rate Fund(3)                     4.09%          --           3.97%

  MainStay Government Fund                           2.21%       4.63%           5.28%
  MainStay High Yield Corporate Bond Fund            3.57%      10.44%           8.63%

  MainStay Indexed Bond Fund                         2.10%       5.32%           5.52%
  MainStay Intermediate Term Bond Fund               1.85%       4.99%           5.21%

  MainStay International Equity Fund                 7.56%       6.26%           6.55%
  MainStay Large Cap Growth Fund(4)                 10.18%       0.37%           7.38%

  MainStay Large Cap Opportunity Fund(5)                --          --           1.54%
  MainStay MAP Fund                                  8.93%       7.60%          13.55%

  MainStay Mid Cap Growth Fund(6)                   15.38%       4.02%           4.02%
  MainStay Mid Cap Opportunity Fund                  6.09%      11.30%          12.46%

  MainStay Mid Cap Value Fund(7)                     6.10%       7.72%          11.80%
  MainStay Money Market Fund                         2.56%       1.73%           3.40%

  MainStay S&P 500 Index Fund                        4.61%       0.33%           8.87%
  MainStay Short Term Bond Fund                      1.46%       3.18%           4.36%

  MainStay Small Cap Opportunity Fund               11.14%      18.80%          14.74%
  MainStay Small Cap Value Fund(8)                  -1.30%      10.16%           9.80%

  MainStay Value Fund                                5.94%       2.93%           6.93%



*
The performance of the Underlying Funds does not reflect the expenses of the Funds, including sales loads and distribution and/or service fees, and would be lower if it did. Class A share returns are shown for the MainStay Money Market Fund as the Fund does not have Class I shares.


1. The Fund commenced operations on 6/1/98.
2. The Fund commenced operations on 2/28/97.
3. The Fund commenced operations on 5/3/04.
4. The Fund commenced operations on 7/1/95.

5. The Fund commenced operations on 7/29/05.


6. The Fund commenced operations on 1/2/01.


7. The Fund commenced operations on 6/1/98.


8. The Fund commenced operations on 6/1/98.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

(SELECTED PER SHARE DATA AND RATIOS)

                                    CLASS A          CLASS B          CLASS C          CLASS I
                                  -----------      -----------      -----------      -----------
                                   APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                     2005*            2005*            2005*            2005*
                                    THROUGH          THROUGH          THROUGH          THROUGH
                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                     2005             2005             2005             2005
  Net asset value at beginning
    of period                       $ 10.00          $10.00           $10.00           $10.00
                                  -----------      -----------      -----------      -----------
  Net investment income(a)             0.14            0.10             0.10             0.15
  Net realized and unrealized
    gain on investments(b)             0.11            0.10             0.10             0.11
                                  -----------      -----------      -----------      -----------
  Total from investment
    operations                         0.25            0.20             0.20             0.26
                                  -----------      -----------      -----------      -----------
  Less dividends:
    From net investment income        (0.04)          (0.02)           (0.02)           (0.05)
                                  -----------      -----------      -----------      -----------
  Net asset value at end of
    period                          $ 10.21          $10.18           $10.18           $10.21
                                  ===========      ===========      ===========      ===========
  Total investment return(c)           2.49%(d)        2.02%(d)         2.02%(d)         2.57%(d)
  Ratios (to average net
    assets)/ Supplemental Data:
      Net investment income            2.43%+          1.68%+           1.68%+           2.78%+
      Net expenses(e)                  0.60%+          1.35%+           1.35%+           0.25%+
      Expenses (before
        reimbursement)(e)              1.55%+          2.30%+           2.30%+           1.20%+
  Portfolio turnover rate                 3%              3%               3%               3%
  Net assets at end of period
    (in 000's)                      $13,350          $9,100           $2,900           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

(SELECTED PER SHARE DATA AND RATIOS)

                                    CLASS A          CLASS B          CLASS C          CLASS I
                                  -----------      -----------      -----------      -----------
                                   APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                     2005*            2005*            2005*            2005*
                                    THROUGH          THROUGH          THROUGH          THROUGH
                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                     2005             2005             2005             2005
  Net asset value at beginning
    of period                       $ 10.00          $ 10.00          $10.00           $10.00
                                  -----------      -----------      -----------      -----------
  Net investment income(a)             0.09             0.04            0.04             0.10
  Net realized and unrealized
    gain on investments(b)             0.28             0.29            0.29             0.28
                                  -----------      -----------      -----------      -----------
  Total from investment
    operations                         0.37             0.33            0.33             0.38
                                  -----------      -----------      -----------      -----------
  Less dividends:
    From net investment income        (0.02)           (0.01)          (0.01)           (0.03)
                                  -----------      -----------      -----------      -----------
  Net asset value at end of
    period                          $ 10.35          $ 10.32          $10.32           $10.35
                                  ===========      ===========      ===========      ===========
  Total investment return(c)           3.73%(d)         3.26%(d)        3.26%(d)         3.80%(d)
  Ratios (to average net
    assets)/Supplemental Data:
      Net investment income            1.42%+           0.67%+          0.67%+           1.72%+
      Net expenses(e)                  0.55%+           1.30%+          1.30%+           0.25%+
      Expenses (before
        reimbursement)(e)              0.97%+           1.72%+          1.72%+           0.67%+
  Portfolio turnover rate                 2%               2%              2%               2%
  Net assets at end of period
    (in 000's)                      $24,080          $19,676          $2,958           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FINANCIAL HIGHLIGHTS

MODERATE GROWTH ALLOCATION FUND

(SELECTED PER SHARE DATA AND RATIOS)

                                    CLASS A          CLASS B          CLASS C          CLASS I
                                  -----------      -----------      -----------      -----------
                                   APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                     2005*            2005*            2005*            2005*
                                    THROUGH          THROUGH          THROUGH          THROUGH
                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                     2005             2005             2005             2005
  Net asset value at beginning
    of period                       $ 10.00          $ 10.00          $10.00           $10.00
                                  -----------      -----------      -----------      -----------
  Net investment income(a)             0.03            (0.01)          (0.01)            0.04
  Net realized and unrealized
    gain on investments(b)             0.43             0.43            0.43             0.43
                                  -----------      -----------      -----------      -----------
  Total from investment
    operations                         0.46             0.42            0.42             0.47
                                  -----------      -----------      -----------      -----------
  Net asset value at end of
    period                          $ 10.46          $ 10.42          $10.42           $10.47
                                  ===========      ===========      ===========      ===========
  Total investment return(c)           4.60%(d)         4.20%(d)        4.20%(d)         4.70%(d)
  Ratios (to average net
    assets)/ Supplemental Data:
      Net investment income            0.48%+          (0.27%)+        (0.27%)+          0.79%+
      Net expenses(e)                  0.56%+           1.31%+          1.31% +          0.25%+
      Expenses (before
        reimbursement)(e)              1.05%+           1.80%+          1.80% +          0.74%+
  Portfolio turnover rate                 2%               2%              2%               2%
  Net assets at end of period
    (in 000's)                      $22,617          $17,453          $3,347           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION FUND

(SELECTED PER SHARE DATA AND RATIOS)

                                    CLASS A          CLASS B          CLASS C          CLASS I
                                  -----------      -----------      -----------      -----------
                                   APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                     2005*            2005*            2005*            2005*
                                    THROUGH          THROUGH          THROUGH          THROUGH
                                  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                     2005             2005             2005             2005
  Net asset value at beginning
    of period                       $ 10.00          $10.00           $10.00           $10.00
                                  -----------      -----------      -----------      -----------
  Net investment loss(a)              (0.04)          (0.08)           (0.08)           (0.01)
  Net realized and unrealized
    gain on investments(b)             0.55            0.55             0.54             0.53
                                  -----------      -----------      -----------      -----------
  Total from investment
    operations                         0.51            0.47             0.46             0.52
                                  -----------      -----------      -----------      -----------
  Net asset value at end of
    period                          $ 10.51          $10.47           $10.46           $10.52
                                  ===========      ===========      ===========      ===========
  Total investment return(c)           5.10%(d)        4.70%(d)         4.60%(d)         5.20%(d)
  Ratios (to average net
    assets)/Supplemental Data:
      Net investment loss             (0.61%)+        (1.36%)+         (1.36%)+         (0.24%)+
      Net expenses(e)                  0.62%+          1.37% +          1.37% +          0.25% +
      Expenses (before
        reimbursement)(e)              1.84%+          2.59% +          2.59% +          1.47% +
  Portfolio turnover rate                21%             21%              21%              21%
  Net assets at end of period
    (in 000's)                      $10,709          $8,142           $  904           $   11

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[NEW YORK LIFE INVESTMENT LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Funds, including the SAI is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Funds call toll free 1-800-MAINSTAY (1-800-624-6782)
or visit our website at www.mainstayfunds.com.

                                                                RPS-MSAA01-03/06

[NEW YORK LIFE INVESTMENT LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Funds, including the SAI is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov, or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Funds call toll free 1-800-MAINSTAY (1-800-624-6782)
or visit our website at www.mainstayfunds.com.

                                                                    MSAA01-03/06

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Large Cap Opportunity Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

  5      MainStay Large Cap Opportunity Fund

 10      More About Investment Strategies and Risks

 12      Shareholder Guide

 36      Know With Whom You're Investing

 39      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Large Cap Opportunity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation ("Company"), which is a series mutual fund that offers different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other Funds not discussed in this Prospectus are offered by separate prospectuses, which are available by request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").


Under normal conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions, the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, and foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks and expenses of the Fund. Please review it carefully.

                                                      LARGE CAP OPPORTUNITY FUND

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains from capital appreciation.

---------------------------


The RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which includes the largest 3,000 U.S. companies determined by market capitalization. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $591 million to $399.5 billion.


MAINSTAY LARGE CAP
OPPORTUNITY FUND

The Large Cap Opportunity Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations, at the time of investment similar to the companies in the RUSSELL 1000 INDEX.

INVESTMENT PROCESS

The Fund invests primarily in large capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe.

In selecting stocks for the Fund, the Manager uses several models that attempt to forecast the return of stocks relative the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings, and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

Under normal conditions the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading, cash flows or for temporary defensive purposes.

The Fund may invest up to 15% of its total assets in the securities of REITs. A REIT is an investment vehicle that pools investors' money for investment primarily in income producing real estate or related loans or interest in another REIT.


The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.



The Fund may also lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets.

LARGE CAP OPPORTUNITY FUND

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


PRINCIPAL RISKS
The Fund is subject to the risks associated with investing in equity securities and the risks associated with value stocks. The value of your investment will fluctuate as the value of equity securities in which the Fund invests fluctuates. Equity securities held by the Fund are also subject to the risk of changing economic, stock market, industry and company conditions and the risks interest in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

                                                      LARGE CAP OPPORTUNITY FUND


PAST PERFORMANCE



As of the date of this Prospectus, the Fund did not have a full calendar year of operation. For the period from July 29, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 1.54% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in future.


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                          CLASS A       CLASS B       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 5.50%         None          None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)(1)                                    None          5.00%         1.00%         None
  Redemption Fee
  (as a percentage of redemption proceeds)                            None          None          None          None



  Maximum Account Fee                                                 None          None          None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee(2)                                                   0.70%         0.70%         0.70%         0.70%
  Distribution and/or Service (12b-1) Fees(3)                         0.25%         1.00%         1.00%         None



  Other Expenses(4)                                                   2.44%         2.44%         2.44%         2.44%
  Total Annual Fund Operating Expenses                                3.39%         4.14%         4.14%         3.14%



  Less Waivers/Reimbursements(5)                                     -2.14%        -2.14%        -2.14%        -2.14%
  Net Annual Fund Operating Expenses(5)                               1.25%         2.00%         2.00%         1.00%






1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.25% of average daily net assets for its Class A shares through October 31, 2006. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. The expense limitation may be modified or terminated only with the approval of the Board.
NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses

LARGE CAP OPPORTUNITY FUND

remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C                  CLASS I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            Redemption    the end of each period   redemption    the end of each period
   1 Year         $  738      $  274              $  774             $  274              $  374           $  174
   3 Years        $1,409      $1,128              $1,428             $1,128              $1,128           $  835
   5 Years        $2,102      $1,997              $2,197             $1,997              $1,997           $1,520
   10 Years       $3,933      $4,078              $4,078             $4,236              $4,236           $3,349




                      [This page intentionally left blank]

MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


INVESTMENT POLICIES



The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If the Fund, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.


RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


REAL ESTATE INVESTMENT TRUSTS (REITS)


The Fund may invest a portion of its assets in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property value, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.


PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading the Fund does during the year. Due to its investment process, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund will be found in its Financial Highlights (when available). The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER
GUIDE


The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment. Shares of the Fund may only be purchased or exchanged by residents of Connecticut, Maryland, New Jersey, or New York and only while present or through intermediaries in those states.


BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;


- total expenses associated with each class of shares; and


- whether you qualify for any reduction or waiver of sales charge.


As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:


- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on

                                                               SHAREHOLDER GUIDE

the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                                     CLASS A           CLASS B                 CLASS C            CLASS I
  Initial Sales Charge                Yes                 No                      No               No

  Contingent deferred sales          None(1)        Sliding scale           1% on sale of         None
  charge                                           during the first        shares held for
                                                   six years after         one year or less
                                                       purchase



  Ongoing service and/or             0.25%        0.75% distribution      0.75% distribution      None
  distribution fee (Rule 12b-1                      0.25% service           0.25% service
  fee)                                              (1.00% total)           (1.00% total)




  Shareholder service fee            None                None                    None             None



  Redemption Fee                     None                None                    None             None

  Conversion feature                  No                 Yes                      No               No



  Purchase Maximum(2)                None              $100,000               $1,000,000          None

1 Except on certain redemptions from purchases made without an initial sales charge.

2 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares of the Fund are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

SHAREHOLDER GUIDE

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.


- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

                                                               SHAREHOLDER GUIDE


- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution and/or service fees from 1.00% to 0.25% of average daily net assets.



- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.


CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in the Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All

SHAREHOLDER GUIDE

or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


                              SALES CHARGES(1) as a percentage
                                             of                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more(2)           None                None                     None



1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.


2 No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


Sales Charge Reductions and Waivers on Class A Shares


You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown through a Right of Accumulation or a Letter of Intent, as described below. The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.


  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge rate, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more of other MainStay Funds (excluding previously non-commissioned shares of the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of

                                                               SHAREHOLDER GUIDE


  the Letter of Intent. You can also apply the Right of Accumulation to these purchases.


  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares that you purchased. A certain portion of your shares will be held in escrow by the Fund's transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the SAI.

- YOUR RESPONSIBILITY


  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.


  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

- GROUP RETIREMENT PLAN PURCHASES

  You will not pay an initial sales charge on Class A shares if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


    - 50 or more participants;



    - an aggregate investment in shares of any class of the Fund of $1,000,000 or more; or



    - holds both Class A and Class B shares as a result of the Class B share conversion feature.


  If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS

  You may be eligible for elimination of the initial sales charge on Class A shares if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual

SHAREHOLDER GUIDE

  arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

- 529 PLANS

  When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

- OTHER WAIVERS

  There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates. These categories are described in the SAI.

- CONTINGENT DEFERRED SALES CHARGE

  If your initial sales charge on Class A shares was eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Fund's transfer agent, NYLIM Service Company LLC ("MainStay Investments"), and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the SAI.


Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                               AS A % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

There are exceptions, which are described in the SAI.
 18

                                                               SHAREHOLDER GUIDE

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

  - the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

  - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans


The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

SHAREHOLDER GUIDE

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers at the time of sale.


- The Distributor, from its own resources, pays a sales concession of up to 1.00% on purchases of Class C shares to dealers at the time of sale.



- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.



- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.


- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund's portfolio, neither the Fund nor the Manager will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their

                                                               SHAREHOLDER GUIDE

financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.


Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.


All Classes


You buy shares at net asset value ("NAV") (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification

                                                               SHAREHOLDER GUIDE

information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors, officers and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion.


Class A, B, and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Fund:

- $1,000 for initial and $50 for subsequent purchases of the Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent monthly purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of the Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investmentss toll-free         and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8 am and 6 pm eastern time           Investmentss can cancel your order and hold you
                       any day the New York Stock Exchange          liable for costs incurred in placing it.
                       is open. Call before 4 pm eastern          Be sure to write on your check:
                       time to buy shares at the current          * name(s) of investor(s);
                       day's NAV.                                 * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to:
                       Application with a check for the           MainStay Funds
                       amount of your investment to:              * $1,000 minimum
                       MainStay Funds                             Be sure to write on your check:
                       P.O. Box 8401                              * name(s) of investor(s)
                       Boston, MA 02266-8401                      * Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund Name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4 pm eastern            process by phone is $100,000.
                       time to sell shares at the current
                       day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time           next business day, although it may take up to
                       any day the New York Stock Exchange          seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell         fee to receive the wire transfer.
                       shares and have proceeds                   * MainStay Investments must have your bank account
                       electronically credited to a                 information on file.
                       designated bank account.                   * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8 am and 6 pm eastern time         * There is no fee from MainStay Investments for
                       any day banks and the New York Stock       this transaction.
                       Exchange are open.                         * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.




                                                               SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



GENERAL POLICIES



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.



- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.



- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- The Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Fund's expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investmentss receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.



- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investmentss takes reasonable measures to verify the order.



- Reinvestment in fund shares won't relieve you of any tax consequences on gains realized from a sale of fund shares. The deductions of losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).

SHAREHOLDER GUIDE


- In the interests of all shareholders, the Fund reserves the right to:



  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;



  - change or discontinue the systematic withdrawal plan upon notice to shareholders;



  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or



  - change the minimum investment amounts.



Additional Information



The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term.

                                                               SHAREHOLDER GUIDE


When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Fund's Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.



The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does not accommodate, nor does it have any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.


60 day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Fund's Prospectus.



While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



REDEMPTIONS-IN-KIND



The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.




THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES



When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

                                                               SHAREHOLDER GUIDE

---------------------------


CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:


-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.


MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


SHAREHOLDER SERVICES
Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.


Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares among classes. For example, if you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares tolls when you exchange into a money market fund until you exchange back into Class B shares of another MainStay Fund.

SHAREHOLDER GUIDE

---------------------------


MainStay Investmentss tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:


- MainStay All Cap Growth Fund              - MainStay International Equity Fund
- MainStay All Cap Value Fund               - MainStay Large Cap Growth Fund
- MainStay Balanced Fund                    - MainStay MAP Fund
- MainStay Capital Appreciation Fund        - MainStay Mid Cap Growth
- MainStay Cash Reserves Fund               - MainStay Mid Cap Opportunity Fund
- MainStay Common Stock Fund                - MainStay Mid Cap Value Fund
- MainStay Conservative Allocation Fund     - MainStay Moderate Allocation Fund
- MainStay Convertible Fund                 - MainStay Moderate Growth
                                            Allocation Fund
- MainStay Diversified Income Fund
                                            - MainStay Money Market Fund
- MainStay Floating Rate Fund
                                            - MainStay S&P 500 Index Fund
- MainStay Global High Income Fund
                                            - MainStay Small Cap Growth Fund
- MainStay Government Fund
                                            - MainStay Small Cap Opportunity
- MainStay Growth Allocation Fund           Fund
- MainStay Growth Equity Fund(1)            - MainStay Small Cap Value Fund
- MainStay High Yield Corporate Bond Fund   - MainStay Short Term Bond Fund
- MainStay Income Manager Fund              - MainStay Tax Free Bond Fund
- MainStay Indexed Bond Fund                - MainStay Total Return Fund
- MainStay Intermediate Term Bond Fund      - MainStay Value Fund



 1 Offered only to residents of Connecticut, New Jersey, and New York.


Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).


You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered in your state.



The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases or Redemptions and Exchanges").



The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

                                                               SHAREHOLDER GUIDE

---------------------------


If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.


---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Fund for Class A shares of the Money Market Fund or for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.


In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of the Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC tolls or stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay non-money market Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also tolls or stops until you exchange back into Class B shares of another MainStay non-money market Fund.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market price. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be

SHAREHOLDER GUIDE

affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.


Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly approximately 15 days after the end of each reported quarter. The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.


When the Fund Pays Dividends


The Fund declares and pays any dividends quarterly.


Dividends are normally paid on the first business day of each month after a dividend is declared.


Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings


You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

                                                               SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund is taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


The Board of Directors of the Fund oversees the actions of the Manager and Distributor and decides on general policies of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.


The Manager waived and/or reimbursed its entire management fee for the fiscal period ended October 31, 2005.



For information regarding the basis for the Board of Directors' approval of the investment management contract, please refer to the Fund's annual report to shareholders for the fiscal period ended October 31, 2005.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.


Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.


PORTFOLIO MANAGERS: BIOGRAPHIES

Two NYLIM portfolio managers are jointly and primarily responsible for the Fund's day-to-day management. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Large Cap Opportunity Fund is available in the Fund's Statement of Additional Information.


KATHY A. O'CONNOR, CFA. Ms. O'Connor is a Managing Director at Equity Investors Group, a division of NYLIM, and manager of the Fund, as well as the MainStay Small Cap Opportunity and Mid Cap Opportunity Funds. She also manages and conducts equity research for Small Cap and Value Equity separate account strategies. Ms. O'Connor is a Director at the New York Society of Security Analysts. She was Vice President and Portfolio Manager at Towneley Capital Management where she worked from 1987 until 2000. Prior to joining Towneley, she held positions with Standish, Ayer & Wood, State Street Bank & Trust Company, and Shearson Lehman. An experienced financial consultant and an active member of the CFA Institute, Ms. O'Connor holds an MBA from Babson College, a BA from University of Massachusetts and a Certificate in Accounting from Northeastern University.



JEFFREY D. SANDERS, CFA. Mr. Sanders is a Managing Director at Equity Investors Group, a division of NYLIM. He is co-manager of the Fund, as well as the MainStay Small Cap Opportunity and Mid Cap Opportunity Funds. He is also responsible for conducting equity research and developing long and short equity investment strategies for mutual funds, separate accounts, and hedge funds for small, mid, and large capitalization stocks. Prior to joining NYLIM, he was a financial consultant to Towneley Capital Management, and was a Vice President at Citicorp specializing in mergers and acquisitions, a corporate finance associate at Merrill Lynch Capital Markets, and a geophysicist at Getty Oil Company. He has over 20 years of investment experience, and serves as a member of the Board of Directors of the Idaho Chapter of Investment Analysts. He is also a member of the CFA Institute and the American Association of Petroleum Geologists. Mr. Sanders earned his MBA from Boise State University and his MS and BS from the California Institute of Technology.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



LARGE CAP OPPORTUNITY FUND


(Selected per share data and ratios)



                                                               CLASS A            CLASS B            CLASS C            CLASS I
                                                             -----------        -----------        -----------        -----------
                                                              JULY 29,           JULY 29,           JULY 29,           JULY 29,
                                                                2005*              2005*              2005*              2005*
                                                               THROUGH            THROUGH            THROUGH            THROUGH
                                                             OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                2005               2005               2005               2005
Net asset value at beginning of period                         $ 10.00            $ 10.00            $ 10.00            $ 10.00
                                                               -------            -------            -------            -------
Net investment income (loss)                                      0.02              (0.00)(a)          (0.00)(a)           0.02
Net realized and unrealized loss on investments                  (0.25)             (0.25)             (0.24)             (0.24)
                                                               -------            -------            -------            -------
Total from investment operations                                 (0.23)             (0.25)             (0.24)             (0.22)
                                                               -------            -------            -------            -------
Net asset value at end of period                               $  9.77            $  9.75            $  9.76            $  9.78
                                                               =======            =======            =======            =======
Total investment return (b)                                      (2.30%)(c)         (2.50%)(c)         (2.40%)(c)         (2.20%)(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss)                                     0.71%+            (0.04%)+           (0.04%)+            0.96%+
 Net expenses                                                     1.25%+             2.00%+             2.00%+             1.00%+
 Expenses (before waiver/reimbursement)                           3.39%+             4.14%+             4.14%+             3.14%+
Portfolio turnover rate                                             17%                17%                17%                17%
Net assets at end of period (in 000's)                         $    49            $    49            $    52            $ 4,040



 *   Commencement of operations.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return in calculated exclusive of sales charges. Class
     I is not subject to sales charges.
(c)  Total return is not annualized.

[NYLIM LOGO]


[RECYCLE LOGO]


No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction or in any jurisdiction outside of Connecticut, Maryland, New Jersey, or New York.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMI-ANNUAL REPORTS


Provide additional information about the Fund's investments and include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports (when available), is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0120.


NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Fund call toll free 1-800-MAINSTAY
(1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                    MSLR01-03/06

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Growth Equity Fund

                                           MAINSTAY(R) FUNDS


                                           Prospectus
                                           March 1, 2006


                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

  5      MainStay Growth Equity Fund

  8      More About Investment Strategies and Risks

 10      Shareholder Guide

 33      Know With Whom You're Investing

 35      Financial Highlights

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the MainStay Growth Equity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation ("Company"), which is a series mutual fund that offers different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other Funds not discussed in this Prospectus are offered by separate prospectuses, which are available by request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").


Under normal conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions, the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, and foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities;

- American Depositary Receipts (ADRs); and

- real estate investment trusts (REITs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks and expenses of the Fund. Please review it carefully.

---------------------------


The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market. The market capitalizations of companies in this Index fluctuate; as of the date of this Prospectus, they range from $959 million to $347.3 billion.


MAINSTAY GROWTH
EQUITY FUND

The Growth Equity Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the RUSSELL 1000(R) GROWTH INDEX) over the long term.


The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.



In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following factors: capital expenditure intensity, change in accruals, revisions from market analysts, price momentum, free cash flow yield, and a valuation factor, such as price to revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.


The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

- If the company's short-term relative performance deteriorates significantly;

- If the company falls below the median in the Manager's quantitative universe;
  or

- If the Manager engages in periodic rebalancing of the Fund.


The Fund may also lend its portfolio securities in an amount up to 20% of the value of the Fund's total assets and may invest in common stock and other equity securities, in equity-related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

GROWTH EQUITY FUND

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------
PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

PRINCIPAL RISKS
Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.


The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

                                                              GROWTH EQUITY FUND


PAST PERFORMANCE



As of the date of this Prospectus, the Fund did not have a full calendar year of operation. For the period from November 4, 2005, the Fund's commencement, to December 31, 2005, the Fund's total return for Class I shares was 1.40% before taxes. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                          CLASS A       CLASS B       CLASS C       CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 5.50%         None          None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)(1)                                    None          5.00%         1.00%         None
  Redemption Fee
  (as a percentage of redemption proceeds)                            None          None          None          None



  Maximum Account Fee                                                 None          None          None          None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee(2)                                                   0.70%         0.70%         0.70%         0.70%



  Distribution and/or Service (12b-1) Fees(3)                         0.25%         1.00%         1.00%         None
  Other Expenses(4)                                                   0.85%         0.85%         0.85%         0.85%



  Total Annual Fund Operating Expenses                                1.80%         2.55%         2.55%         1.55%
  Less Waivers/Reimbursements(5)                                     -0.55%        -0.55%        -0.55%        -0.55%



  Net Annual Fund Operating Expenses(5)                               1.25%         2.00%         2.00%         1.00%



1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.


2 The management fee for the Fund is an annual percentage of the Fund's average daily net assets.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


4 "Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other Expenses shown are based on projected amounts for the current fiscal year; actual expenses may vary.



5 NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.25% of average daily net assets for its Class A shares through October 31, 2006. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the other share classes of the Fund. The expense limitation may be modified or terminated only with the approval of the Board.



NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.


                  CLASS A                 CLASS B                                CLASS C                  CLASS I
                            Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after            Redemption    the end of each period   redemption    the end of each period
   1 Year         $  688      $  221              $  721             $  221              $  321           $  120
   3 Years        $1,051      $  758              $1,058             $  758              $  758           $  453




MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


INVESTMENT POLICIES



The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. If the Fund, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.


RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading the Fund does during the year. Due to its investment process, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund will be found in its Financial Highlights (when available). The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER
GUIDE


The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment. Shares of the Fund may only be purchased or exchanged by residents of Connecticut, New Jersey, or New York and only while present or through intermediaries in those states.


BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;


- total expenses associated with each class of shares; and


- whether you qualify for any reduction or waiver of sales charge.


As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:


- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.


An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.


In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges

                                                               SHAREHOLDER GUIDE

and fees for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                                     CLASS A           CLASS B                 CLASS C            CLASS I
  Initial Sales Charge                Yes                 No                      No               No

  Contingent deferred sales          None(1)        Sliding scale           1% on sale of         None
  charge                                           during the first        shares held for
                                                   six years after         one year or less
                                                       purchase



  Ongoing service and/or             0.25%        0.75% distribution      0.75% distribution      None
  distribution fee (Rule 12b-1                      0.25% service           0.25% service
  fee)                                              (1.00% total)           (1.00% total)




  Shareholder service fee            None                None                    None             None



  Redemption Fee                     None                None                    None             None

  Conversion feature                  No                 Yes                      No               No



  Purchase Maximum(2)                None              $100,000               $1,000,000          None

1 Except on certain redemptions from purchases made without an initial sales charge.

2 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares of the Fund are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your

SHAREHOLDER GUIDE

  purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.


- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.


- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.


- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.

                                                               SHAREHOLDER GUIDE


- The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.


CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in the Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All

SHAREHOLDER GUIDE

or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.


                                   SALES CHARGES(1) AS A
                                       PERCENTAGE OF                     TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more              None                None                     None



1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.



2 No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


Sales Charge Reductions and Waivers on Class A Shares


You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown through a Right of Accumulation or a Letter of Intent, as described below. The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge.


- RIGHT OF ACCUMULATION


  A Right of Accumulation allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.


  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT


  Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge rate, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more of other MainStay Funds (excluding previously non-commissioned shares of the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of

                                                               SHAREHOLDER GUIDE


  the Letter of Intent. You can also apply the Right of Accumulation to these purchases.



  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares that you purchased. A certain portion of your shares will be held in escrow by the Fund's transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the SAI.


- YOUR RESPONSIBILITY


  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.


  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

- GROUP RETIREMENT PLAN PURCHASES

  You will not pay an initial sales charge on Class A shares if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:


    - 50 or more participants;



    - an aggregate investment in shares of any class of the Fund of $1,000,000 or more; or



    - holds both Class A and Class B shares as a result of the Class B share conversion feature.


  If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS

  You may be eligible for elimination of the initial sales charge on Class A shares if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an

SHAREHOLDER GUIDE

  authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

- 529 PLANS

  When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

- OTHER WAIVERS

  There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates. These categories are described in the SAI.

- CONTINGENT DEFERRED SALES CHARGE

  If your initial sales charge on Class A shares was eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.


For more information about these considerations, call your financial advisor or the Fund's transfer agent, NYLIM Service Company LLC ("MainStay Investments"), and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the SAI.


Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                               AS A % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

There are exceptions, which are described in the SAI.

                                                               SHAREHOLDER GUIDE

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans


The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.


COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such

SHAREHOLDER GUIDE

compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers at the time of sale.


- The Distributor, from its own resources, pays a sales concession of up to 1.00% on purchases of Class C shares to dealers at the time of sale.



- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchases of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.



- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.


- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.


- The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of fund shares and/or shareholder or account servicing arrangements.


- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund's portfolio, neither the Fund nor the Manager will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above,

                                                               SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Class A, B or C Shares


Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days.


Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.


If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.


All Classes


You buy shares at net asset value ("NAV") (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your

SHAREHOLDER GUIDE

financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors, officers and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion.


Class A, B, and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Fund:

- $1,000 for initial and $50 for subsequent purchases of the Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent monthly purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of the Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MainStay Investments           * name(s) of investor(s);
                       toll-free at 1-800-MAINSTAY                * your account number; and
                       (1-800-624-6782) to obtain an account      * Fund Name and Class of shares.
                       number and wiring instructions. Wire       Your bank may charge a fee for the wire transfer.
                       the purchase amount to:
                       State Street Bank and
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MainStay
                       Investments must receive your wired
                       money by 4 pm eastern time.

  BY PHONE:            Have your investment professional          * MainStay Investments must receive your application
                       call MainStay Investments toll-free          and check, payable to MainStay Funds, in good order
                       at 1-800-MAINSTAY (1-800-624-6782)           within three business days. If not, MainStay
                       between 8 am and 6 pm eastern time           Investments can cancel your order and hold you liable
                       any day the New York Stock Exchange          for costs incurred in placing it.
                       is open. Call before 4 pm eastern          Be sure to write on your check:
                       time to buy shares at the current          * name(s) of investor(s);
                       day's NAV.                                 * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to:
                       Application with a check for the           MainStay Funds
                       amount of your investment to:              * $1,000 minimum
                       MainStay Funds                             Be sure to write on your check:
                       P.O. Box 8401                              * name(s) of investor(s)
                       Boston, MA 02266-8401                      * Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MainStay
                         Investments must receive your wired money
                         by 4 pm eastern time.

  ELECTRONICALLY:      Call MainStay Investments toll-free at             Eligible investors can purchase shares by using
                       1-800-MAINSTAY (1-800-624-6782) between 8 am       electronic debits from a designated bank account.
                       and 6 pm eastern time any day the New York         * The maximum ACH purchase amount is $100,000.
                       Stock Exchange is open to make an ACH
                       purchase; call before 4 pm to buy shares at
                       the current day's NAV; or
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund Name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS


                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MainStay Investments will only send checks to the
                       Call MainStay Investments toll-free          account owner at the owner's address of record
                       at 1-800-MAINSTAY (1-800-624-6782)           and generally will not send checks to addresses
                       between 8 am and 6 pm eastern time           on record for 30 days or less.
                       any day the New York Stock Exchange        * The maximum order MainStay Investments can
                       is open. Call before 4 pm eastern            process by phone is $100,000.
                       time to sell shares at the current
                       day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MainStay Investments toll-free        phone, MainStay Investments will send the proceeds
                       at 1-800-MAINSTAY (1-800-624-6782)           by bank wire to your designated bank account the
                       between 8 am and 6 pm eastern time           next business day, although it may take up to
                       any day the New York Stock Exchange          seven days to do so. Your bank may charge you a
                       is open. Eligible investors may sell         fee to receive the wire transfer.
                       shares and have proceeds                   * MainStay Investments must have your bank account
                       electronically credited to a                 information on file.
                       designated bank account.                   * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MainStay Investments must have your bank
                       ACH:                                         information on file.
                       Call MainStay Investments toll-free        * Proceeds may take 2-3 days to reach your bank
                       at 1-800-MAINSTAY (1-800-624-6782)           account.
                       between 8 am and 6 pm eastern time         * There is no fee from MainStay Investments for
                       any day banks and the New York Stock       this transaction.
                       Exchange are open.                         * The maximum ACH transfer amount is $100,000.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.




SHAREHOLDER GUIDE


GENERAL POLICIES



Buying Shares



- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.



- MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.



- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- The Fund may, in its discretion, reject any order for the purchase of shares.



- To limit the Fund's expenses, we no longer issue share certificates.



Selling Shares



- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.



- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.



- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.



- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.



- Reinvestment in Fund shares won't relieve you of any tax consequences on gains realized from a sale of Fund shares. The deductions of losses, however, may be denied.



- MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.



- MainStay Investments requires a written order to sell shares and a Medallion signature guarantee if:



  - MainStay Investments does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or



  - the proceeds are to be payable to someone other than the account holder(s).

                                                               SHAREHOLDER GUIDE

---------------------------


When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MainStay Investments immediately. If you fail to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.



- In the interests of all shareholders, the Fund reserves the right to:



  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;



  - change or discontinue the systematic withdrawal plan upon notice to shareholders;



  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or



  - change the minimum investment amounts.



Additional Information



The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.



From time to time and at its discretion, the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion signature guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program
(MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES



The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term.

SHAREHOLDER GUIDE


When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Fund's Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund's Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.



The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund's Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund's policies and procedures, the Fund does not accommodate, nor does it have any arrangement to permit, frequent purchases and redemptions of Fund shares.



The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. To the extent identified under these surveillance procedures, the Fund will place a "block" on any account if, during any 60-day period, there is
(1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its surveillance procedures and

                                                               SHAREHOLDER GUIDE

---------------------------


Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.



criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Fund's Chief Compliance Officer that such investment programs and strategies are consistent with the foregoing, for example they either work from an asset allocation model or direct transactions to conform to a model portfolio.



In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee will be described in the Fund's Prospectus.



While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.



Investing for Retirement



You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.



Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


REDEMPTIONS-IN-KIND


The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.




THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES



When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same account and class of shares without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.


SHAREHOLDER SERVICES

Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

SHAREHOLDER GUIDE

---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay Investments fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:



-all phone calls with service representatives are tape recorded, and


-written confirmation of every transaction is sent to your address of record.



MainStay Investments and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


Systematic Investing--Individual Shareholders Only
MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares among classes. For example, if you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares tolls when you exchange into a money market fund until you exchange back into Class B shares of another MainStay Fund.

                                                               SHAREHOLDER GUIDE

---------------------------


MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.



You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:



- MainStay All Cap Growth Fund              - MainStay Large Cap Growth Fund
- MainStay All Cap Value Fund               - MainStay Large Cap Opportunity
                                            Fund(1)
- MainStay Balanced Fund
                                            - MainStay MAP Fund
- MainStay Capital Appreciation Fund
                                            - MainStay Mid Cap Growth Fund
- MainStay Cash Reserves Fund
                                            - MainStay Mid Cap Opportunity Fund
- MainStay Common Stock Fund
                                            - MainStay Mid Cap Value Fund
- MainStay Conservative Allocation Fund
                                            - MainStay Moderate Allocation Fund
- MainStay Convertible Fund
                                            - MainStay Moderate Growth
- MainStay Diversified Income Fund          Allocation Fund
- MainStay Floating Rate Fund               - MainStay Money Market Fund
- MainStay Global High Income Fund          - MainStay S&P 500 Index Fund
- MainStay Government Fund                  - MainStay Small Cap Growth Fund
- MainStay Growth Allocation Fund           - MainStay Small Cap Opportunity
                                            Fund
- MainStay High Yield Corporate Bond Fund
                                            - MainStay Small Cap Value Fund
- MainStay Income Manager Fund
                                            - MainStay Short Term Bond Fund
- MainStay Indexed Bond Fund
                                            - MainStay Tax Free Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Equity Fund        - MainStay Total Return Fund
                                            - MainStay Value Fund



1 Offered only to residents of Connecticut, Maryland, New Jersey, and New York.


Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.


The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").



The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.


In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Fund for Class A shares of the Money Market Fund or for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

SHAREHOLDER GUIDE


In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of the Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC tolls or stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay non-money market Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also tolls or stops until you exchange back into Class B shares of another MainStay non-money market Fund.



FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE


Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market price. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.



Portfolio Holdings Information


A description of the Fund's policies and procedures with respect to the
 30

                                                               SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.


disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.


When the Fund Pays Dividends

The Fund declares and distributes any dividends quarterly.


Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.



Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings


You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MainStay Investments directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.


MainStay Investments will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


The Board of Directors of the Fund oversees the actions of the Manager and Distributor and decides on general policies of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.


Pursuant to its agreement with the Fund, the Manager received an aggregate fee for services performed as a percentage of the Fund's average daily net assets equal to 0.70%.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.


Pursuant to an agreement with NYLIM, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services for the Fund. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.


WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2005, NYLIM and its affiliates managed approximately $200 billion in assets.


PORTFOLIO MANAGERS: BIOGRAPHIES

The following section provides biographical information about the Fund's portfolio manager. Additional information regarding the portfolio manager's compensation, other accounts managed by the portfolio manager and his ownership of shares of the Fund is available in the Fund's Statement of Additional Information.


HARISH KUMAR, CFA is a Managing Director and Head of Growth Portfolios at NYLIM's Equity Investors Group, a division of NYLIM. Prior to joining NYLIM, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


Since the Fund commenced operations on November 4, 2005, no financial highlights are yet available.

                      [This page intentionally left blank]

[NYLIM LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction or in any jurisdiction outside of Connecticut, New Jersey, or New York.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

When available, will provide information about the Fund's investments and include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the reporting period.


TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports (when available), is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0120.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Fund call toll free 1-800-MAINSTAY
(1-800-624-6782) or visit our website at www.mainstayfunds.com.

                                                                    MSGE01-03/06

                   Cash Reserves Fund Sweep Shares Prospectus


                                                                March 1, 2006


This prospectus (the "Prospectus") discusses the Cash Reserves Fund Sweep Shares (the "Sweep Shares") which constitute a separate class of the Cash Reserves Fund (the "Fund"). The Fund is a separate series of Eclipse Funds Inc. (the "Company"), and the Sweep Shares class is one of two classes of shares offered by the Fund.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities. The Fund is managed directly by New York Life Investment Management LLC, the manager of the Company ("NYLIM" or the "Manager"), which is responsible for the day-to-day portfolio management of the Fund.

NOT INSURED

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objective, policies, principal investment strategies, principal risks, past performance and expenses of the Fund offered in this Prospectus. Please review it carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  WHAT'S INSIDE?

                               TABLE OF CONTENTS
Description of the Fund........................................................2
More About Investment Strategies and Risks.....................................5
Shareholder Guide..............................................................6
     Distribution and Service Fees.............................................6
     Buying and Selling Shares.................................................7

     Fund Earnings............................................................10


     Understand the Tax Consequences..........................................11


Know With Whom You're Investing...............................................12


Financial Highlights..........................................................13

                            Description of the Fund

INVESTMENT OBJECTIVE
The Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. These securities may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;


- bank and bank holding company obligations such as CDs and bankers' acceptances;


- commercial paper which are short-term unsecured loans to corporations;


- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;


- time deposits;

- REPURCHASE AGREEMENTS; and

- corporate debt securities.


The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.


NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook of the issuer's industry.


PRINCIPAL RISKS
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities. Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These may include:
- political and economic instability
- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws.


The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Fund's Manager is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.


-

  A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that
- reflects interest.

   VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rate.
-

   FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as
-  a money-market index or Treasury bill rate.

   ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

PAST PERFORMANCE

(BAR GRAPH)

99                                                                               4.37
00                                                                               5.61
01                                                                               3.45
02                                                                               0.98
03                                                                               0.24
04                                                                               0.42
05                                                                               2.27

ANNUAL RETURNS, SWEEP SHARES

(by calendar year 1999-2005)


The bar chart (left) and table (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied since the inception of the Sweep Shares. The table shows how the average annual total returns of the Sweep Shares for one year, five years and since the inception of the Sweep Shares compare to those of the average Lipper money market fund. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-624-6782.



BEST AND WORST QUARTERLY RETURNS, SWEEP SHARES
(1999-2005)
                                               RETURN  QUARTER/YEAR
Highest Return/Best Quarter                    1.46%       3/00
Lowest Return/Worst Quarter                    0.03%       3/03



   AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/05)
                                   1 YEAR   5 YEARS   SINCE INCEPTION(1)
Cash Reserves Fund
 Sweep Shares                      2.27%     1.46%          2.46%
 7-day current yield: 3.75%
Lipper Institutional
 Money Market Funds Average(2)     2.84%     2.03%          3.04%



------------

(1)  The Sweep Shares commenced operations on December 8, 1998.
(2) The Lipper Institutional Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper, Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. You cannot invest directly in an index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.


SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                        None
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                       None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from fund assets)
Management Fee                                                .45%
Distribution and/or Service (12b-1) Fees(1)                   .25%
Shareholder Service Fees                                      .25%
Other Expenses                                                .11%
Total Annual Fund Operating Expenses(2)                      1.06%
Less Waivers/Reimbursements                                  -.06%
Net Annual Fund Operating Expenses                           1.00%



(1) Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(2) NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.50% of average daily net assets for its Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the Sweep Class shares of the Fund. Class I shares are not offered in this Prospectus. This expense limitation may be modified or terminated only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


EXPENSES AFTER   SWEEP SHARES
--------------   ------------
 1 year             $  102
 3 years            $  318
 5 years            $  552
10 years            $1,225

                   More About Investment Strategies and Risks

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail other investments, investment practices and risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES/INSTRUMENTS

The value of derivative securities is based on certain underlying fixed-income securities, interest rates or indices. Derivative securities may be hard to sell and are very sensitive to changes in the value of the underlying security, interest rate or index. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.
FOREIGN SECURITIES

The Fund invests in securities of issuers organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are not subject to all the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Foreign investments may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. These securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.

ASSET-BACKED SECURITIES

Asset-backed securities are securities whose value is based on underlying pools of receivables that may include interests in pools of lower-rated debt securities.

                               Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors LLC for the purchase of Sweep Shares.

DISTRIBUTION AND SERVICE FEES

RULE 12B-1 PLAN
The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Sweep Shares. Rule 12b-1 distribution and service fees are paid monthly to NYLIFE Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

SHAREHOLDER SERVICES PLAN
The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to NYLIM, as compensation for service activities rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

Because the Rule 12b-1/distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

ACCOUNT REPRESENTATIVES
Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

BUYING AND SELLING SHARES

HOW TO OPEN YOUR ACCOUNT
If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account.


A financial institution will establish a single omnibus account with the Fund's transfer agent, NYLIM Service Company LLC ("Mainstay Investments"), and an affiliate of NYLIM, on behalf of its clients. You should read this Prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial institution on its behalf, must obtain the following information for each person that opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


HOW TO BUY SHARES
Shares (and fractions of shares) are purchased at market price (known as the net asset value or NAV) on any day that the New York Stock Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after MainStay Investment receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.


All investments must be in U.S. dollars. No wires are accepted when the New York Stock Exchange or banks are closed.

MINIMUM INVESTMENTS*
The minimum required investment by a financial institution is:

- Initial investment--at least $1,000.

- Each investment after that--at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares.

The Fund may also waive investment minimums for certain qualified purchases and accept investment of smaller amounts at its discretion.


HOW TO SELL SHARES
Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the NAV next determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission deems an emergency to exist.


EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES
Given the nature of the Fund as a liquid short-term investment, the Board of Directors of the Fund has not adopted policies and procedures to monitor or discourage frequent trading in the Fund's shares. We reserve the right to impose restrictions on purchases and exchanges at any time on conditions that are more restrictive than those otherwise stated in this prospectus. To the extent that the Fund may be used to facilitate short-term trading between other MainStay Funds, an investor in the Fund should be aware that the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchange of shares of those other MainStay Funds in order to protect long-term Fund shareholders. For more information on the MainStay Funds' procedures with respect to frequent purchases and redemptions of Fund shares, please refer to each Fund's prospectus.



REDEMPTIONS-IN-KIND
The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the Statement of Additional Information for details.


CHECKWRITING SERVICES
You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.


DETERMINING THE FUND'S SHARE PRICE (NAV) AND VALUATION OF THE FUND'S SECURITIES You buy and sell shares at NAV. NAV is calculated at noon eastern time every day the New York Stock Exchange is open. It is intended that the Fund will maintain a stable NAV of $1.00 per share. The Fund's investments are valued based on the amortized cost method of valuation.



PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.



GENERAL POLICIES
Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.


In the interests of all shareholders, the Fund reserves the right to:

- refuse any purchase request that could adversely affect a Fund or its operations; and

- change its minimum investment amounts.

FUND EARNINGS

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS


The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading) that MainStay Investment receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. eastern time.


WHEN THE FUND PAYS CAPITAL GAINS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

REINVESTMENT OF EARNINGS

Your earnings will automatically be reinvested in Sweep Shares unless you elect to receive cash distributions.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR DIVIDENDS ARE TAXABLE

It is expected that all of the dividends paid by the Fund (including dividends paid in cash and also dividends that are reinvested in additional shares) will be taxed at the normal ordinary tax income rates to those shareholders who are subject to tax. Such dividends will not qualify for the lower tax rates that may apply to certain qualified dividends paid by corporations.

The Fund may pay you in January for dividends declared in December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

Although it is possible that some distributions may be taxed as a return of capital, or possibly as long-term capital gains, as noted above, it is expected that all distributions will be taxed (to those shareholders who are subject to tax) as ordinary income. The Fund will mail you a tax report by January 31 of each year, which advises you on the amount and nature of dividends paid to you.

    -  SEEK ASSISTANCE

 Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO MANAGES YOUR MONEY AND RUNS THE FUND'S DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Fund's manager. In conformity with the stated policies of the Fund, NYLIM administers the business affairs for the Fund, subject to the supervision of the Board of Directors of the Fund. NYLIM, a Delaware limited liability company, was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2005, the Manager managed over $200 billion in assets.


The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund.


For the fiscal year ended October 31, 2005, the Fund paid the Manager an aggregate fee for services performed of 0.48% as a percentage of the average daily net assets of the Fund.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing or Shareholder Servicing Agent.


PORTFOLIO MANAGERS:


NYLIM uses a team of portfolio managers and analysts acting together to manage the Fund's investments. The senior members of the Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are Mark C. Boyce and David Clement.



PORTFOLIO MANAGER BIOGRAPHIES:


The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the MainStay Funds each manages is available in the Statement of Additional Information.



MARK C. BOYCE Mr. Boyce serves as portfolio manager of the Cash Reserves Fund. Mr. Boyce has managed the Cash Reserves Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investment at New York Life.



DAVID CLEMENT, CFA Mr. Clement has managed the Cash Reserves Fund since its inception in January 1991 and is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

                         Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the Sweep Shares for the period of the Sweep Shares' operations. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information for the periods ended October 31, 2005, 2004, and 2003, has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. For all periods ending on or before October 31, 2002, the information provided was audited by another auditor.

 CASH RESERVES FUND
(Selected per share data and ratios)


                                                                                      SWEEP SHARES CLASS
                                                              -------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31
                                                              -------------------------------------------------------------------
                                                                2005            2004            2003            2002       2001
                                                              --------        --------        --------        --------   --------
Net asset value at beginning of year........................  $   1.00        $   1.00        $   1.00        $   1.00   $   1.00
                                                              --------        --------        --------        --------   --------
Net investment income.......................................      0.02            0.00(a)         0.00(a)         0.01       0.04
Net realized gain on investments............................     (0.00)(a)        0.00(a)         0.00(a)         0.00(a)       --
                                                              --------        --------        --------        --------   --------
Total from investment operations............................      0.02            0.00(a)         0.00(a)         0.01       0.04
                                                              --------        --------        --------        --------   --------
Less dividends and distributions:
 From net investment income.................................     (0.02)          (0.00)(a)       (0.00)(a)       (0.01)     (0.04)
 From net realized gain on investments......................        --           (0.00)(a)       (0.00)(a)       (0.00)(a)       --
                                                              --------        --------        --------        --------   --------
Total dividends and distributions...........................     (0.02)          (0.00)(a)       (0.00)(a)       (0.01)     (0.04)
                                                              --------        --------        --------        --------   --------
Net asset value at end of year..............................  $   1.00        $   1.00        $   1.00        $   1.00   $   1.00
                                                              ========        ========        ========        ========   ========
Total investment return.....................................      1.91%           0.27%           0.33%           1.14%      4.15%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................................      1.90%           0.27%           0.34%           1.11%      4.00%
 Net expenses...............................................      1.00%           1.00%           1.00%           1.00%      1.00%
 Expenses (before reimbursement)............................      1.09%           1.10%           1.10%           1.12%      1.11%
Net assets at end of year (in 000's)........................  $271,039        $260,814        $272,856        $291,312   $285,034


(a) Less than one cent per share.

                       This page intentionally left blank

                       This page intentionally left blank

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED SAI, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED SAI DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue,
Parsippany, New Jersey 07054
Distributor of Cash Reserves Fund Sweep Shares
NYLIFE Distributors LLC is an indirect wholly-owned subsidiary of New York Life.

[RECYCLE LOGO]
MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. The current SAI for the Sweep Shares is incorporated by reference into this Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS


Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the reporting period.


TO OBTAIN INFORMATION:

More information about the Fund, including the SAI and the Fund's Annual and Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, NJ 07054, or call toll-free 1-800-624-6782.


You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, DC 20549-0102.

ECLIPSE FUNDS INC.
SEC File Number: 811-06175


                                                                  CASH RESERVES
Cash Reserves Fund                                                    FUND
Distributed by NYLIFE Distributors LLC,
Member NASD                                    ---------------------------------------------------
169 Lackawanna Avenue                                           PROSPECTUS DATED
Parsippany, NJ 07054                                              MARCH 1, 2006
13316-03/06                                         This Cover is Not Part of the Prospectus

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                           CLASS A, CLASS B, CLASS C,
                  CLASS I, CLASS R1, CLASS R2 AND SWEEP SHARES

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                                  MARCH 1, 2006

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2006, for the Class A, Class B, Class C, Class I, Class R1 Class R2 and Sweep shares of certain separate investment series (collectively, the "Funds" or "MainStay Funds") of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (collectively, the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

      Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

      The financial statements of each of the Company and the Trust, including the Financial Highlights for the fiscal year ended October 31, 2005 as presented in the 2005 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

      The following funds are offered only to residents of certain states and only while present or through intermediaries in those states: The MainStay Large Cap Opportunity Fund is offered only to residents of Connecticut, Maryland, New Jersey and New York. The MainStay Growth Equity Fund is offered only to residents of Connecticut, New Jersey and New York.

TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
MAINSTAY FUNDS......................................................................................................
  Eclipse Funds Inc.................................................................................................
  Eclipse Funds.....................................................................................................
  The Manager and Subadvisor........................................................................................
ADDITIONAL INFORMATION ABOUT THE FUNDS..............................................................................
  MainStay All Cap Growth Fund......................................................................................
  MainStay S&P 500 Index Fund.......................................................................................
  MainStay Mid Cap Opportunity Fund.................................................................................
  MainStay Small Cap Opportunity Fund...............................................................................
  MainStay All Cap Value Fund.......................................................................................
  MainStay Intermediate Term Bond Fund..............................................................................
  MainStay Indexed Bond Fund........................................................................................
  MainStay Cash Reserves Fund.......................................................................................
  MainStay Short Term Bond Fund.....................................................................................
  MainStay Income Manager Fund......................................................................................
  MainStay Balanced Fund............................................................................................
  MainStay Floating Rate Fund.......................................................................................
  MainStay Large Cap Opportunity Fund...............................................................................
  MainStay Growth Equity Fund.......................................................................................
  INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS..............................................
  ARBITRAGE.........................................................................................................
  BANK OBLIGATIONS..................................................................................................
  BORROWING.........................................................................................................
  BRADY BONDS.......................................................................................................
  COMMERCIAL PAPER..................................................................................................
  CONVERTIBLE SECURITIES............................................................................................
  DEBT SECURITIES...................................................................................................
  DEPOSITARY RECEIPTS...............................................................................................
  EXCHANGE TRADED FUNDS.............................................................................................
  FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED......................................................
  FLOATING AND VARIABLE RATE SECURITIES.............................................................................
  FLOATING RATE LOANS...............................................................................................
  FOREIGN CURRENCY TRANSACTIONS.....................................................................................
  FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES............................................................
  FOREIGN INDEX-LINKED INSTRUMENTS..................................................................................
  FOREIGN SECURITIES................................................................................................
  FUTURES TRANSACTIONS..............................................................................................
  ILLIQUID SECURITIES...............................................................................................
  INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS................................................................
  INVESTMENT COMPANIES..............................................................................................
  LENDING OF PORTFOLIO SECURITIES...................................................................................
  LOAN PARTICIPATION INTERESTS......................................................................................
  MORTAGE DOLLAR ROLLS..............................................................................................
  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES................................................................
  MUNICIPAL SECURITIES..............................................................................................
  OPTIONS ON FOREIGN CURRENCIES.....................................................................................
  OPTIONS ON SECURITIES.............................................................................................
  OPTIONS ON SECURITIES INDICES.....................................................................................
  REAL ESTATE INVESTMENT TRUSTS ("REITs")...........................................................................
  REPURCHASE AGREEMENTS.............................................................................................
  RESTRICTED SECURITIES -
  RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER ...........................................................
  REVERSE REPURCHASE AGREEMENTS.....................................................................................
  RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")........................................................
  SHORT SALES AGAINST THE BOX.......................................................................................
  SOURCES OF LIQUIDITY OR CREDIT SUPPORT............................................................................
  STRIPPED SECURITIES...............................................................................................
  SWAP AGREEMENTS...................................................................................................
  TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS....................................................................
  U.S. GOVERNMENT SECURITIES........................................................................................
  UNFUNDED LOAN COMMITMENTS.........................................................................................
  VARIABLE RATE DEMAND NOTES ("VRDNs")..............................................................................
  WARRANTS..........................................................................................................
  WHEN-ISSUED SECURITIES............................................................................................
  ZERO COUPON BONDS.................................................................................................

SPECIAL  CONSIDERATIONS  FOR MAINSTAY ALL CAP GROWTH FUND, ALL CAP VALUE FUND, S&P 500 INDEX
  FUND, MID CAP OPPORTUNITY FUND, SMALL CAP OPPORTUNITY FUND, INCOME MANAGER FUND, BALANCED FUND
  AND INDEXED BOND FUND.............................................................................................
FUNDAMENTAL INVESTMENT RESTRICTIONS.................................................................................
  Applicable to the Company.........................................................................................
  Applicable to the Trust...........................................................................................
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................................................
  Applicable to the Company.........................................................................................
  Applicable to the Trust...........................................................................................
  Rule 144A Securities and Section 4(2) Commercial Paper............................................................
  Non-Fundamental Investment Policies Related to Fund Names.........................................................
BOARD MEMBERS AND OFFICERS..........................................................................................
  Board Members.....................................................................................................
  Officers..........................................................................................................
  Compensation......................................................................................................
  Approval of Management Agreement for the Large Cap Opportunity Fund...............................................
  Code of Ethics....................................................................................................
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR.....................................................................
  Management Agreement..............................................................................................
  Sub-Advisory Agreement............................................................................................
  Distribution Agreement............................................................................................
  Distribution Plans................................................................................................
  Shareholder Services Plan; Service Fees...........................................................................
PURCHASES AND REDEMPTIONS...........................................................................................
PROXY VOTING POLICIES AND PROCEDURES................................................................................
DISCLOSURE OF PORTFOLIO HOLDINGS....................................................................................
PORTFOLIO MANAGERS..................................................................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE................................................................................
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE......................................................................
  How to Purchase Shares of the Funds...............................................................................
  General Information...............................................................................................
  By Mail...........................................................................................................
  By Telephone......................................................................................................
  By Wire...........................................................................................................
  Additional Investments............................................................................................
  Systematic Investment Plans.......................................................................................
  Other Information.................................................................................................
ALTERNATIVE SALES ARRANGEMENTS......................................................................................
  Initial Sales Charge Alternative Class A Shares...................................................................
  Purchases At Net Asset Value......................................................................................
  Reduced Sales Charges On Class A Shares...........................................................................
  Special Incentive Compensation Arrangements.......................................................................
  Letter Of Intent (LOI)............................................................................................
  Contingent Deferred Sales Charge, Class A.........................................................................
  Contingent Deferred Sales Charge, Class B.........................................................................
  Contingent Deferred Sales Charge, Class C.........................................................................
  Redemption Fee....................................................................................................
NET ASSET VALUE.....................................................................................................
  How Portfolio Securities are Valued...............................................................................
TAX INFORMATION.....................................................................................................
Character of Distributions to Shareholders..........................................................................
OTHER INFORMATION...................................................................................................
  Capitalization....................................................................................................
  Effective Maturity................................................................................................
  Control Persons and Beneficial Share Ownership of the Funds.......................................................
  Independent Registered Public Accounting Firm.....................................................................

  Legal Counsel.....................................................................................................
  Transfer Agent....................................................................................................
  Custodian.........................................................................................................
  Registration Statement............................................................................................
APPENDIX A..........................................................................................................   A-

ECLIPSE FUNDS INC. (THE "COMPANY")

      The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

      Shares of the Company are currently offered in fifteen separate portfolios, eleven of which are discussed in this SAI: MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Income Manager Fund, MainStay Floating Rate Fund, MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund. Each of these Funds, except for the MainStay Floating Rate Fund, is diversified.

ECLIPSE FUNDS (THE "TRUST")

      The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

      Shares of the Trust are currently offered in three separate portfolios:
MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund. Each of the Funds is diversified.

      The Company and the Trust may be collectively referred to as "MainStay Funds" or the "MainStay Family of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

THE MANAGER AND SUBADVISOR

      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following portfolios: MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Intermediate Term Bond Fund and MainStay Short Term Bond Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

MAINSTAY ALL CAP GROWTH FUND

      The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.

      The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

      The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

      Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY S&P 500 INDEX FUND

      In addition to the investments discussed in the Prospectus, the MainStay S&P 500 Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

MAINSTAY MID CAP OPPORTUNITY FUND

      The MainStay Mid Cap Opportunity Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

      - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

      - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

      - Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

      - The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

      - The Fund may invest up to 10% of its net assets in restricted securities or illiquid securities. The Fund also may invest of to 5% of its total assets in warrants.

MAINSTAY SMALL CAP OPPORTUNITY FUND

      The MainStay Small Cap Opportunity Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

      In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

      Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

      The Fund may invest up to 10% of its net assets in restricted securities or illiquid securities. The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY ALL CAP VALUE FUND

      The MainStay All Cap Value Fund intends to purchase those securities that it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

      Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

      The Fund normally invests in equity securities with value characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Value Index. The Fund normally invests at least 80% of its assets in equity securities.

      The Fund may also invest in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

      The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.

      The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

      The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

MAINSTAY INTERMEDIATE TERM BOND FUND

      In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

      The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

      The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

      The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY INDEXED BOND FUND

      The MainStay Indexed Bond Fund invests primarily in a representative sample of the securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

      The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

      The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY CASH RESERVES FUND

      The MainStay Cash Reserves Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

      All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

      Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category for short-term debt obligations (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4) (i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

      The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

      Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

      The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

      The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

      The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

      The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

MAINSTAY SHORT TERM BOND FUND

      The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

      The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

      The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

      The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

      In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

      The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

MAINSTAY INCOME MANAGER FUND (formerly MainStay Asset Manager Fund)

      The MainStay Income Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

      The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

      At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

      The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

MAINSTAY BALANCED FUND

      The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

      The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. The Fund may also invest in large capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

      The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

      The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

      The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".

      The Fund may invest up to 10% of its net assets in restricted securities or illiquid securities. The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY FLOATING RATE FUND

      The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

      The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

      The Fund may invest up to 15% of its net assets in restricted securities or illiquid securities.

MAINSTAY LARGE CAP OPPORTUNITY FUND

      The MainStay Large Cap Opportunity Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell 1000(R) Index. The Fund invests primarily in large-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

      In selecting stocks, the Manager uses several models that attempt to forecast the return of stocks relative to the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to competitors and to companies in other industries.

      The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

      Under normal conditions, the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading or cash flows or for temporary defensive purposes.

      The Fund may lend up to 33 1/3% of its total assets.

      The Fund may invest up to 15% of its net assets in restricted securities or illiquid securities.

      The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

MAINSTAY GROWTH EQUITY FUND

      The MainStay Growth Equity Fund normally invests at least 80% of its assets in equity securities. The Fund invests generally in large capitalization stocks that NYLIM, the Fund's Manager, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the RUSSELL 1000(R) GROWTH INDEX) over the long term.

      The Manager uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors such as those listed below, not general economic conditions.

      In selecting stocks for the Fund, the Manager uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000(R) Growth Index. Each model uses as inputs the following market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to their competitors and to companies in other industries.

      The Manager also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

-  If the company's short-term relative performance deteriorates significantly;

-  If the company falls below the median in the Manager's quantitative universe;
   or

-  If the Manager engages in periodic rebalancing of the Fund.

      Typically, the Manager intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies.

      The Fund may invest up to 15% of its net assets in restricted securities or illiquid securities.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

      The Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectus or elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

      NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ANTICIPATED USE OF INVESTMENTS

The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

---------------------------------------------------------------------------------------------------
                             All Cap   All Cap              Cash       Floating    Growth   Income
                             Growth    Value     Balanced   Reserves   Rate        Equity   Manager
                             Fund      Fund      Fund       Fund       Fund        Fund     Fund
---------------------------------------------------------------------------------------------------
Arbitrage
---------------------------------------------------------------------------------------------------
Bank Obligations                          o                    o           o                   o
---------------------------------------------------------------------------------------------------
Borrowing                                                      o
---------------------------------------------------------------------------------------------------
Brady Bonds
---------------------------------------------------------------------------------------------------
Commercial Paper                o         o          o         o           o          o
---------------------------------------------------------------------------------------------------
Common Stock                    o         o          o                                o        o
---------------------------------------------------------------------------------------------------
Convertible Securities                                                                         o
---------------------------------------------------------------------------------------------------
Debt Securities                                      o         o           o                   o
---------------------------------------------------------------------------------------------------
Depositary Receipts             o         o          o         o                      o
---------------------------------------------------------------------------------------------------
Exchange Traded Funds                     o
---------------------------------------------------------------------------------------------------
Floating and Variable Rate
Securities                                                     o                               o
---------------------------------------------------------------------------------------------------
Floating Rate Loans                                                        o                   o
---------------------------------------------------------------------------------------------------
Foreign Currency
Transactions
---------------------------------------------------------------------------------------------------
Foreign Government and
Supranational Entity
Securities
---------------------------------------------------------------------------------------------------
Foreign Index-Linked
Instruments
---------------------------------------------------------------------------------------------------
Foreign Securities                        o          o         o           o                   o
---------------------------------------------------------------------------------------------------
Futures Transactions                      o                                                    o
---------------------------------------------------------------------------------------------------
High Yield Securities
("Junk Bonds")                                                             o                   o
---------------------------------------------------------------------------------------------------
Illiquid Securities                                                        o
---------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                      o                    o         o                      o
---------------------------------------------------------------------------------------------------
Loan Participation
Interests                                                      o           o
---------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls
---------------------------------------------------------------------------------------------------
Mortgage-Related and Other
Asset-Backed Securities                              o         o                               o
---------------------------------------------------------------------------------------------------
Municipals                                                     o
---------------------------------------------------------------------------------------------------
Options on Foreign
Currencies
---------------------------------------------------------------------------------------------------
Options on Securities                     o
---------------------------------------------------------------------------------------------------
Preferred Stock                 o                                                     o        o
---------------------------------------------------------------------------------------------------
Real Estate Investment
Trusts ("REITS")                                                                               o
---------------------------------------------------------------------------------------------------
Repurchase Agreements                                o         o           o
---------------------------------------------------------------------------------------------------
Restricted Securities                                                      o
---------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                                                     o           o
---------------------------------------------------------------------------------------------------
Securities Index Options
---------------------------------------------------------------------------------------------------
Securities of Other
Investment Companies                      o                    o
---------------------------------------------------------------------------------------------------
Short Sales Against the Box
---------------------------------------------------------------------------------------------------
Sources of Liquidity or
Credit Support
---------------------------------------------------------------------------------------------------
Stripped Securities
---------------------------------------------------------------------------------------------------
Swap Agreements
---------------------------------------------------------------------------------------------------
Temporary Defensive
Positions; Cash Equivalents                                    o
---------------------------------------------------------------------------------------------------
U.S. Government Securities                           o         o
---------------------------------------------------------------------------------------------------
Warrants                        o
---------------------------------------------------------------------------------------------------
When-Issued Securities                    o                    o           o
---------------------------------------------------------------------------------------------------
Zero Coupon Bonds                                              o
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                             Indexed   Intermediate   Large Cap     Mid Cap       S&P         Short       Small Cap
                             Bond      Term Bond      Opportunity   Opportunity   500 Index   Term Bond   Opportunity
                             Fund      Fund           Fund          Fund          Fund        Fund        Fund
---------------------------------------------------------------------------------------------------------------------
Arbitrage
---------------------------------------------------------------------------------------------------------------------
Bank Obligations                o           o                                         o           o
---------------------------------------------------------------------------------------------------------------------
Borrowing
---------------------------------------------------------------------------------------------------------------------
Brady Bonds                                 o
---------------------------------------------------------------------------------------------------------------------
Commercial Paper                o           o                            o            o           o            o
---------------------------------------------------------------------------------------------------------------------
Common Stock                                               o             o            o                        o
---------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                   o
---------------------------------------------------------------------------------------------------------------------
Debt Securities                 o           o                                                     o
---------------------------------------------------------------------------------------------------------------------
Depositary Receipts
---------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
---------------------------------------------------------------------------------------------------------------------
Floating and Variable Rate
Securities                      o           o                                                     o
---------------------------------------------------------------------------------------------------------------------
Floating Rate Loans
---------------------------------------------------------------------------------------------------------------------
Foreign Currency
Transactions
---------------------------------------------------------------------------------------------------------------------
Foreign Government and
Supranational Entity
Securities                      o           o
---------------------------------------------------------------------------------------------------------------------
Foreign Index-Linked
Instruments
---------------------------------------------------------------------------------------------------------------------
Foreign Securities              o           o                            o                        o            o
---------------------------------------------------------------------------------------------------------------------
Futures Transactions            o                                        o            o                        o
---------------------------------------------------------------------------------------------------------------------
High Yield Securities
("Junk Bonds")                              o
---------------------------------------------------------------------------------------------------------------------
Illiquid Securities                         o
---------------------------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                                                               o                        o            o
---------------------------------------------------------------------------------------------------------------------
Loan Participation
Interests                                   o
---------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls           o           o                                                     o
---------------------------------------------------------------------------------------------------------------------
Mortgage-Related and Other
Asset-Backed Securities         o           o                                                     o
---------------------------------------------------------------------------------------------------------------------
Municipals                      o           o
---------------------------------------------------------------------------------------------------------------------
Options on Foreign
Currencies
---------------------------------------------------------------------------------------------------------------------
Options on Securities
---------------------------------------------------------------------------------------------------------------------
Preferred Stock                                                                                                o
---------------------------------------------------------------------------------------------------------------------
Real Estate Investment
Trusts ("REITS")                o           o              o             o
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                                          o
---------------------------------------------------------------------------------------------------------------------
Restricted Securities                       o              o                                      o
---------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements
---------------------------------------------------------------------------------------------------------------------
Securities Index Options
---------------------------------------------------------------------------------------------------------------------
Securities of Other
Investment Companies                                       o             o                                     o
---------------------------------------------------------------------------------------------------------------------
Short Sales Against the Box
---------------------------------------------------------------------------------------------------------------------
Sources of Liquidity or
Credit Support
---------------------------------------------------------------------------------------------------------------------
Stripped Securities
---------------------------------------------------------------------------------------------------------------------
Swap Agreements
---------------------------------------------------------------------------------------------------------------------
Temporary Defensive
Positions; Cash Equivalents
---------------------------------------------------------------------------------------------------------------------
U.S. Government Securities      o           o                                         o           o
---------------------------------------------------------------------------------------------------------------------
Warrants
---------------------------------------------------------------------------------------------------------------------
When-Issued Securities                                                                            o
---------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds                           o                                                     o
---------------------------------------------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS FOR      MAINSTAY ALL CAP GROWTH FUND,
                                MAINSTAY ALL CAP VALUE FUND,
                                MAINSTAY S&P 500 INDEX FUND,
                                MAINSTAY MID CAP OPPORTUNITY FUND,
                                MAINSTAY SMALL CAP OPPORTUNITY FUND,
                                MAINSTAY INCOME MANAGER FUND,
                                MAINSTAY BALANCED FUND AND
                                MAINSTAY INDEXED BOND FUND

      "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

      The MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

      The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

      The Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

      In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

      The MainStay Income Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the Russell 1000(R) Index and The Lehman Brothers(R) Aggregate Bond Index.

      The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $340 million to $9.4 billion.

      The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004 the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $70 million to $4.9 billion.

      The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

      The Citigroup Board Investment Grade (BIG) Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

      - The stocks to be included in the index sample are selected according to the following procedures:

      - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

      - The same ratio is calculated for the entire market called "market alpha."

      - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

      - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

      The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

      Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

      -     a delisting of the stock,

      -     suspensions from trading for more than 10 trading sessions, and

      - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

      In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

      The investment restrictions of each Fund of the Company set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. Fundamental restrictions # 2 and #3 do not apply to the MainStay Floating Rate Fund, which is a non-diversified fund.

      Each of the Company's Funds may not:

      (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board. As of the date of this SAI, MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay Growth Equity Fund, MainStay Large Cap Opportunity Fund, and MainStay S&P 500 Index Fund relied on the GICS classifications, and MainStay Cash Reserves Fund, MainStay Income Manager Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, and MainStay Short Term Bond Fund relied on the classifications provided by Bloomberg, L.P. The MainStay Floating Rate Fund will rely on classifications provided by Moody's. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.;

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

      (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

      (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
            (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts;
            (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

APPLICABLE TO THE TRUST

      The investment restrictions of each Fund of the Trust set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or
(2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

      Each of the Trust's Funds may not:

      (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

      (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

      (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

      (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

      (5) invest more than 25% of the value of its total assets in any one industry. For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P, GICS or any other reasonable industry classification system approved by the Board. As of the date of this SAI, MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund relied on the GICS classifications, and MainStay Balanced Fund relied on the classifications provided by Bloomberg, L.P. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval;

      (6) purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Opportunity Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

      (7)   purchase or acquire commodities or commodity contracts;

      (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

      (9) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

      (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

      (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

      (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

      (13) participate on a joint, or a joint and several, basis in any securities trading account; or

      (14)  invest in companies for the purpose of exercising control.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

      In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

      Under these non-fundamental restrictions, each of the Company's Funds may not:

      (1) invest more than 10% of the net assets of a Fund (15% for the MainStay Floating Rate Fund, MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund) (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

      (2) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

      (3) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities; or

      (4) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization, provided, however, that the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Also, each of the Company's Funds, except the MainStay Growth Equity Fund and the MainStay Large Cap Opportunity Fund, may not:

      (1) purchase puts, calls straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets; and

      (2)   invest in other companies for the purpose of exercising control.

In addition, the following non-fundamental investment restrictions apply:

      - The MainStay Cash Reserves Fund may not invest in CDs, time deposits and other short-term obligations issued by S&Ls.

      - The MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund and MainStay All Cap Value Fund may not invest in floating and variable rate debt instruments.

      - The MainStay Cash Reserves Fund may invest in a floating rate debt instrument if there is a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

      - The MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) Index and the BIG Index, respectively.

      - The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

      - The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

      - The MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund do not limit their investments in collateralized mortgage obligation residuals to less than 5% of each of their respective net assets.

      - The MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

      - The MainStay Large Cap Opportunity Fund may not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

      - The MainStay Large Cap Opportunity Fund may not purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges.

      - The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below
            BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

      - The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Income Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

      For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

APPLICABLE TO THE TRUST

      In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

      Under these non-fundamental restrictions, each of the Trust's Funds may not:

      (1) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization, provided, however, that the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

      (2) lend securities such that the total market value of securities loaned exceeds 20% of the Fund's total assets;

      (3) invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under "Bank Obligations";

      (4) purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

      (5)

      The following non-fundamental investment restrictions also apply:

            - The MainStay Mid Cap Opportunity Fund and MainStay Small Cap Opportunity Fund may not invest in mortgage pass-through securities.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

      Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

         NAME OF FUND                                   NON-FUNDAMENTAL INVESTMENT POLICY
-----------------------------------     -----------------------------------------------------------------
MainStay Floating Rate Fund             To invest, under normal circumstances, at least 80% of its assets in floating rate loans

MainStay Growth Equity Fund             To invest, under normal circumstances, at least 80% of its assets equity securities

MainStay Income Manager Fund            To invest, under normal circumstances, at least 80% of its assets in income-producing securities

MainStay Intermediate Term Bond Fund    To invest, under normal circumstances, at least 80% of its assets in debt securities

MainStay Indexed Bond Fund              To invest, under normal circumstances, at least 80% of its total assets in debt securities connoted by the designated index
                                        (currently the BIG Index)

MainStay Large Cap Opportunity Fund     To invest, under normal circumstances, at least 80% of its assets in securities of large capitalization U.S. companies

MainStay Mid Cap Opportunity Fund       To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined in the current prospectus for the Fund

MainStay S&P 500 Index Fund             To invest, under normal circumstances, at least 80% of its total assets in stocks connoted by the S&P 500(R) Index

MainStay Short Term Bond Fund           To invest, under normal circumstances, at least 80% of its assets in debt securities

MainStay Small Cap Opportunity Fund     To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund

UNLESS OTHERWISE INDICATED ABOVE, EACH FUND MAY INVEST IN THE FOLLOWING SECURITIES AND ENGAGE IN THESE PARTICULAR INVESTMENT PRACTICES OR TECHNIQUES:

ARBITRAGE

Funds may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. Funds may invest in CDs, time deposits, and other short-term obligations issued by S&Ls.

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have a capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

BORROWING

A Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's NAV per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Fund's shares.

BRADY BONDS

Funds may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

DOLLAR-WEIGHTED AVERAGE MATURITY

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

EXCHANGE TRADED FUNDS

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated
(1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Fund's aggregate obligations to firm commitments.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

The MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Floating Rate Fund and MainStay Large Cap Opportunity Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FLOATING RATE LOANS

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment. If a Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

A Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

A Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Fund's aggregate obligations under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Fund's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above

It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

To different degrees, the MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Short Term Bond Fund and MainStay Income Manager Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The MainStay Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. A Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The MainStay Balanced Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds" ability to invest in foreign index-linked instruments

FOREIGN SECURITIES

A Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries;

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

generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

The MainStay All Cap Growth Fund, MainStay Indexed Bond Fund, MainStay Income Manager Fund, MainStay All Cap Value Fund and MainStay Large Cap Opportunity Fund may invest in countries with emerging markets. Countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets.

A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

A Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets (15% of the MainStay Floating Rate Fund, MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund.

Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

LENDING OF PORTFOLIO SECURITIES

A Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. With respect to the Company, the total market value of securities loaned will not exceed one-third or 33 1/3% of the total assets of a Fund. With respect to the Trust, the total market value of securities loaned will not exceed 20% of the total assets of a Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust and the Company, on behalf of certain of the Funds, has entered into an agency agreement with Investors Bank & Trust Company, which act as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. Under the guidelines adopted by the Board, the agent is not permitted to lend more than 5% of a Fund's total assets to any one counterparty.

Subject to exemptive relief granted by the SEC to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price and will designate which assets are being so maintained on its books and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

A Fund will invest in mortgage-related (or other asset-backed) securities either
(1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds, except MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, limits its investment in CMO residuals to less than 5% of its net assets.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and in the case of the MainStay Cash Reserves Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds that do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

Project Notes are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

There may be other types of municipal securities that become available that are similar to the foregoing described municipal securities in which each Fund may invest.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees/Directors. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Income Level and Credit Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

Tax Considerations. The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Fund and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains and designates on its books and records the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains and designates on its books and records the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains and designates on its books and records, liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains and designates on its books and records the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise

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

price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy pursuant to guidelines adopted by the Trustees.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement and will designate which assets are being so maintained on their books and records.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

      Each Fund may invest up to 20% of its net assets in Rule 144A securities. Each Fund may invest up to 20% of its net assets in 4(2) commercial paper (with the exception of MainStay Cash Reserves, which may invest up to 50% of its net assets in 4(2) commercial paper). Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may effect their liquidity.

      The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

      The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

      (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

      (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

      (iii) dealer undertaking to make a market in the 144A security; and

      (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

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

(b) the 4(2) commercial paper is rated:

      (i)   in one of the two highest rating categories by at least two NRSROs;
            or

      (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

      (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

SECURITIES INDEX OPTIONS

A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SHORT SALES AGAINST THE BOX

A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintaining liquid assets to avoid any potential leveraging of the Fund's portfolio.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.

In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

UNFUNDED LOAN COMMITMENTS

      The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

      Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

      Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

      Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Fund will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.

      The Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Funds' net asset values.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. A Fund will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are being so maintained on their books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

      The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                  BOARD MEMBERS

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND          OTHER
                        POSITION(S)             TERM OF                                                   COMPLEX      DIRECTORSHIPS
                           WITH                 OFFICE                        PRINCIPAL                  OVERSEEN         HELD BY
NAME AND                 COMPANY/             AND LENGTH                    OCCUPATION(S)              BY DIRECTOR/      DIRECTOR/
DATE OF BIRTH             TRUST               OF SERVICE                 DURING PAST 5 YEARS             TRUSTEE          TRUSTEE
-------------        -----------------   ------------------------   -------------------------------    ------------    -------------
LAWRENCE GLACKEN     Director/ Trustee   Indefinite; Director       Retired.                           18              None
10/22/27                                 since 1991 and Trustee
                                         since 2000

PETER MEENAN (1)     Director/ Trustee   Indefinite; Director and   Consultant; President              18              Trustee, The
12/5/41                                  Trustee since 2002         and Chief Executive                                Vantagepoint
                                                                    Officer of Babson-United, Inc.                     Funds.
                                                                    (2000-2004); Head of Global
                                                                    Funds, Citicorp (1995 to 1999).

ROBERT P. MULHEARN   Director/ Trustee   Indefinite; Director       Retired.                           19              None
3/11/47                                  since 1991 and Trustee
                                         since 2000

SUSAN B. KERLEY (2)  Director/ Trustee   Indefinite; Director       President, Strategic Management    18              Director,
8/12/51                                  since 1991 and Trustee     Advisors LLC.                                      SSB/Citi
                                         since 2000                                                                    Mutual Funds.

(1)   Mr. Meenan has been appointed Chairman of the Audit Committee.

(2)   Ms. Kerley has been designated the Lead Independent Director/Trustee.

                                    OFFICERS*

                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                        POSITION(S)             TERM OF                                                  IN FUND          OTHER
                           WITH                 OFFICE                        PRINCIPAL                   COMPLEX      DIRECTORSHIPS
NAME AND                 COMPANY/             AND LENGTH                    OCCUPATION(S)                OVERSEEN         HELD BY
DATE OF BIRTH             TRUST               OF SERVICE                 DURING PAST 5 YEARS            BY OFFICER        OFFICER
-------------        -----------------   ------------------------   -------------------------------    ------------    -------------
GARY E. WENDLANDT    Chief Executive     Indefinite; since          Chief Executive Officer,           58              None
10/8/50              Officer             2005                       Chairman, and Manager, New York
                                                                    Life Investment Management LLC
                                                                    (including predecessor advisory
                                                                    organizations) and New York
                                                                    Life Investment Management
                                                                    Holdings LLC; Executive Vice
                                                                    President, New York Life
                                                                    Insurance Company; Executive
                                                                    Vice President and Manager,
                                                                    NYLIFE LLC; Chairman, McMorgan
                                                                    & Company LLC, Madison Capital
                                                                    Funding LLC, and NYLCAP Manager
                                                                    LLC; Manager, MacKay Shields
                                                                    LLC; Executive Vice President,
                                                                    New York Life Insurance and
                                                                    Annuity Corporation; Chairman,
                                                                    Chief Executive Officer, and
                                                                    Director, MainStay VP Series
                                                                    Fund, Inc. (Chairman and Chief
                                                                    Executive Officer since January
                                                                    2002, and Director since
                                                                    November 2001); Chairman, Chief
                                                                    Executive Officer, and Trustee,
                                                                    The MainStay Funds (Chairman
                                                                    since 2002, Chief Executive
                                                                    Officer since 2004, and Trustee
                                                                    since 2000); Executive Vice
                                                                    President and Chief Investment
                                                                    Officer, MassMutual Life
                                                                    Insurance Company (1993 to
                                                                    1999).

ROBERT A. ANSELMI    Chief Legal         Indefinite; since          Senior Managing Director,          64              None
10/19/46             Officer             2003                       General Counsel and Secretary,
                                                                    New York Life Investment
                                                                    Management LLC (including
                                                                    predecessor advisory
                                                                    organizations); General Counsel
                                                                    and Secretary, New York Life
                                                                    Investment Management Holdings
                                                                    LLC; Senior Vice President, New
                                                                    York Life Insurance Company;
                                                                    Vice President and Secretary,
                                                                    McMorgan & Company LLC;
                                                                    Secretary, NYLIM Service
                                                                    Company LLC, NYLCAP Manager
                                                                    LLC, and Madison Capital
                                                                    Funding LLC; Chief Legal
                                                                    Officer, The MainStay Funds
                                                                    McMorgan Funds and MainStay VP
                                                                    Series Fund, Inc.; Managing
                                                                    Director and Senior Counsel,
                                                                    Lehman Brothers Inc. (October
                                                                    1998 to December 1999); General
                                                                    Counsel and Managing Director,
                                                                    JP Morgan Investment Management
                                                                    Inc. (1986 to September 1998).

PATRICK G. BOYLE     Executive Vice      Indefinite; since          Executive Vice President, New      18              New York Life
11/24/53             President           2003                       York Life Investment Management                    Trust
                                                                    LLC (including predecessor                         Company;
                                                                    advisory organizations) ;                          Madison
                                                                    Senior Managing Director, New                      Capital
                                                                    York Life Investment Management                    Funding LLC
                                                                    LLC, (including

                                                                    predecessor advisory
                                                                    organizations) (2000 to 2002);
                                                                    Senior Vice President, Pension
                                                                    Department, New York Life
                                                                    Insurance Company (1991 to
                                                                    2000); Director, Eclipse Funds
                                                                    Inc. (1990 to 2003); Trustee,
                                                                    New York Life Investment
                                                                    Management Institutional Funds
                                                                    (2002 to 2003).]

CHRISTOPHER O. BLUNT President           Indefinite; since          Executive Vice President, New      37              None
5/13/62                                  2005                       York Life Investment
                                                                    Management LLC and New York
                                                                    Life Investment Management
                                                                    Holdings LLC; Manager and
                                                                    Executive Vice President, NYLIM
                                                                    Product Distribution, NYLIFE
                                                                    Distributors LLC; Chairman,
                                                                    NYLIM Service Company LLC;
                                                                    Chairman and Class C Director,
                                                                    New York Life Trust Company,
                                                                    FSB; Chairman, New York Life
                                                                    Trust Company; President, The
                                                                    MainStay Funds; Chairman and
                                                                    Chief Executive Officer, Giving
                                                                    Capital, Inc. (2001 to June
                                                                    2004); Chief Marketing Officer
                                                                    -- Americas, Merrill Lynch
                                                                    Investment Managers (1999 to
                                                                    2001); President, Mercury Funds
                                                                    Distributors (1999 to 2001).

ARPHIELA ARIZMENDI   Treasurer,          Indefinite; since          Director of Fund Accounting and    64              None
10/26/56             and Principal       2005                       Administration, New York Life
                     Financial and                                  Investment Management LLC
                     Accounting                                     (since ); Treasurer, and
                     Officer                                        Principal Financial and
                                                                    Accounting Officer, The
                                                                    MainStay Funds, McMorgan Funds
                                                                    and MainStay VP Series Fund,
                                                                    Inc. (since December 2005);
                                                                    Assistant Treasurer, The
                                                                    MainStay Funds, Eclipse Funds,
                                                                    Eclipse Funds Inc., McMorgan
                                                                    Funds and MainStay VP Series
                                                                    Fund, Inc. (1992-2005).

TONY ELAVIA          Senior Vice         Since 2005                 Senior Managing Director, New      18              None
1/11/56              President                                      York Life Investment
                                                                    Management LLC; Chief
                                                                    Investment Officer of NYLIM
                                                                    Equity Investors Group;
                                                                    Managing Director and Senior
                                                                    Portfolio Manager of the Large
                                                                    Cap Growth team of Putnam
                                                                    Investments (1998 to 2004).

SCOTT T. HARRINGTON  Vice President --   Since 2005                 Director, New York Life            58              None
2/8/59               Administration                                 Investment Management LLC
                                                                    (including predecessor advisory
                                                                    organizations); Vice President
                                                                    -- Administration, MainStay VP
                                                                    Series Fund, Inc., The MainStay
                                                                    Funds (since June 2005).

ALISON H. MICUCCI    Vice President --   Since 2004                 Managing Director and Chief        58              None
12/16/65             Compliance                                     Compliance Officer, New York
                                                                    Life Investment Management LLC;
                                                                    Chief Compliance Officer, New
                                                                    York Life Investment Management
                                                                    Holdings LLC; Managing
                                                                    Director, Compliance, NYLIFE
                                                                    Distributors LLC; Vice
                                                                    President - Compliance, The
                                                                    MainStay Funds and MainStay VP
                                                                    Series Fund, Inc.; Deputy Chief
                                                                    Compliance Officer, New York
                                                                    Life Investment Management LLC
                                                                    (September 2002 to June 2003);
                                                                    Vice President and

                                                                    Compliance Officer, Goldman
                                                                    Sachs Asset Management
                                                                    (November 1999 to August 2002).

MARGUERITE E.H.      Secretary           Since 2004                 Managing Director and Associate    58              None
MORRISON                                                            General Counsel, New York
3/26/56                                                             Life Investment Management LLC;
                                                                    Managing Director and
                                                                    Secretary, NYLIFE Distributors
                                                                    LLC; Secretary, The MainStay
                                                                    Funds and MainStay VP Series
                                                                    Fund, Inc.; Chief Legal Officer
                                                                    - Mutual Funds and Vice
                                                                    President and Corporate
                                                                    Counsel, The Prudential
                                                                    Insurance Company of America
                                                                    (2000 to June 2004).

RICHARD W. ZUCCARO   Vice President --   Since 1991                 Vice President, New York Life      58              None
12/12/49             Tax                                            Insurance Company; Vice
                                                                    President, New York Life
                                                                    Insurance and Annuity
                                                                    Corporation, New York Life
                                                                    Trust Company, FSB, NYLIFE
                                                                    Insurance Company of Arizona,
                                                                    NYLIFE LLC, and NYLIFE
                                                                    Securities Inc.; Vice
                                                                    President, Tax, NYLIFE
                                                                    Distributors LLC; Tax Vice
                                                                    President, New York Life
                                                                    International, LLC, New York
                                                                    Life Trust Company, and NYLIM
                                                                    Service Company LLC; Vice
                                                                    President - Tax, The MainStay
                                                                    Funds and MainStay VP Series
                                                                    Fund, Inc.

* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, Eclipse Funds, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

      The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were four Audit Committee meetings held during the fiscal year ended October 31, 2005.

      The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were no Nominating Committee meetings held during the fiscal year ended October 31, 2005.

      The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include: Gary
E. Wendlandt, Arphiela Arizmendi, Alison Micucci, Marguerite E. H. Morrison, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2005.

      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Alison Miccuci, Marguerite E. H. Morrison, Ravi Akhoury, Gary E. Wendlandt and Arphiela Arizmendi. There were no Subcommittee meetings held during the fiscal year ended October 31, 2005.

      As of December 31, 2005, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                     DOLLAR RANGE OF EQUITY SECURITIES IN THE           REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
BOARD MEMBER                        COMPANY                                       IN FAMILY OF INVESTMENT COMPANIES
------------         ----------------------------------------           ----------------------------------------------------
Lawrence Glacken     Over $100,000 (All Cap Growth Fund)                Over $100,000
Peter Meenan         $10,001 - $50,000 (Floating Rate Fund)             $10,001 - $50,000
Robert P. Mulhearn   Over $100,000                                      Over $100,000
Susan B. Kerley      $50,001 - $100,000 (Cash Reserves Fund)            Over $100,000
                     $10,001 - $50,000 (Floating Rate Fund)
                     $10,001 - $50,000 (Moderate Asset Allocation)


      As of December 31, 2005, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

NON-INTERESTED BOARD MEMBERS

                       NAME OF OWNERS AND RELATIONSHIP              TITLE OF                            PERCENT OF
NAME OF BOARD MEMBER           TO BOARD MEMBER           COMPANY     CLASS      VALUE OF SECURITIES**     CLASS
--------------------   -------------------------------   -------    --------    ---------------------   ----------
Lawrence Glacken       N/A                                 --          --       None                         --
Peter Meenan           N/A                                 --          --       None                         --
Robert P. Mulhearn     N/A                                 --          --       None                         --
Susan B. Kerley        N/A                                 --          --       None                         --

COMPENSATION

      The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2005, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, the Subadvisor or the Distributor, are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Director/Trustee and the Audit Committee Chair each receive an additional retainer of $10,000. The retainers are paid in the aggregate for the Company and the Trust.

   COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND
                                   THE TRUST

                                                                  PENSION OR
                                                                  RETIREMENT                             TOTAL COMPENSATION
                          AGGREGATE            AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL     FROM COMPANY AND
                      COMPENSATION FROM    COMPENSATION FROM    AS PART OF FUND       BENEFITS UPON     FUND COMPLEX PAID TO
   BOARD MEMBER          THE COMPANY           THE TRUST           EXPENSES            RETIREMENT          BOARD MEMBER
------------------    -----------------    -----------------   -----------------    ----------------    --------------------
Lawrence Glacken        $ 50,782.46            $ 9,117.54      None                 None                    $  59,900.00
Susan B. Kerley         $ 57,287.68            $10,112.32      None                 None                    $  67,400.00
Peter Meenan            $ 57,287.68            $10,112.32      None                 None                    $  67,400.00
Robert P. Mulhearn      $ 50,782.46            $ 9,117.54      None                 None                    $  59,900.00

      The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Funds' Chief Compliance Officer.

      As of January 31, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

CODE OF ETHICS

      The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

      Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, amended and restated as of September 28, 2005; and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly owned subsidiary of New York Life.

      The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the MainStay Floating Rate Fund, MainStay Large Cap Opportunity Fund and MainStay Growth Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Floating Rate Fund at an in-person meeting held on March 31, 2004. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Large Cap Opportunity Fund in a meeting held on June 29, 2005. The Board of Directors of the Company initially approved the Management Agreement for the MainStay Growth Equity Fund in a meeting held on September 28, 2005. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

      On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement, which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.

      From the inception of the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund and MainStay Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

      Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      Exceptfor the expenses to be paid by the Manager as described in the Prospectus, the Company or Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors/Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Company's/Trust's custodian and transfer agent; (4) the charges and expenses of the Company/Trust's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company/Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Company/Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Company/Trust and of its shares with the SEC and registering the Company/Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company/Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and
(13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

      For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

      For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the amount of the management fee paid by the Funds to NYLIM was as follows:

                                                  FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                   OCTOBER 31, 2005       OCTOBER 31, 2004      OCTOBER 31, 2003
                                                  -----------------      -----------------     -----------------
MainStay All Cap Growth Fund                         $2,471,271            $   2,753,532          $  2,772,451
MainStay All Cap Value Fund                          $1,201,853            $   1,309,453          $  1,323,673
MainStay Income Manager Fund                         $2,239,424            $   1,980,383          $  2,348,463
MainStay Balanced Fund                               $6,023,561            $   1,960,096          $    888,860
MainStay Cash Reserves Fund                          $2,401,986            $   2,475,666          $  2,839,248
MainStay Floating Rate Fund (1)                      $3,542,818            $     689,724                   N/A
MainStay Growth Equity Fund (2)                             N/A                      N/A                   N/A
MainStay Indexed Bond Fund                           $1,466,215            $   1,174,506          $    861,503
MainStay Intermediate Term Bond Fund                 $  993,065            $   1,252,713          $  1,026,770
MainStay Large Cap Opportunity Fund (3)              $    7,709                      N/A                   N/A
MainStay Mid Cap Opportunity Fund                    $  687,213            $     190,634          $    435,716
MainStay Short Term Bond Fund                        $  575,808            $     605,154          $    223,513
MainStay Small Cap Opportunity Fund                  $4,014,003            $   2,050,915          $  1,219,011
MainStay S&P 500 Index Fund                          $5,494,727            $   5,750,788          $  3,856,021

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

Effective May 15, 2005, with respect to certain Funds, the Manager has entered into a written expense limitation agreement to waive a portion of its management fee or reimburse expenses to the extent that that such Fund's Class I total ordinary expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) on an annualized basis exceed a certain percentage for its Class I shares, as specified in the Funds' Prospectus from time to time. An equivalent reduction will apply to Class A, Class B, Class C, Class R1 and Class R2 shares of those Funds. In addition, the Manager of the Funds has entered into written expense limitation agreements under which it agreed to reimburse the transfer agent expenses of Class A, B and C shares of the following Funds so that the total ordinary expenses of each Fund's Class A shares (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) exceed a certain percentage for its Class A shares, as specified in the Funds' Prospectus from time to time. An equivalent reduction will apply to Class B and Class C shares of those Funds. These expense limitation agreements may be modified or terminated only with the approval of the Board, except for the agreements for MainStay Growth Equity Fund and MainStay Large Cap Opportunity Fund, which terminate on October 31, 2006. Prior to May 15, 2005, all expense limitations were voluntary (except for the limitation applicable to the S&P 500 Index Fund) and could have been revised or terminated at any time. In connection with these expense limitations, NYLIM assumed the following expenses for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003:

                                                  FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                   OCTOBER 31, 2005       OCTOBER 31, 2004      OCTOBER 31, 2003
                                                  -----------------      -----------------     -----------------
MainStay All Cap Growth Fund                          $123,402              $   194,726            $  308,733
MainStay All Cap Value Fund                           $156,248              $   183,259            $  261,135
MainStay Income Manager Fund                          $288,200              $   648,477            $  824,308
MainStay Balanced Fund                                $  2,296                      N/A            $   51,032

MainStay Cash Reserves Fund                         $  431,544              $   516,731            $  587,013
MainStay Floating Rate Fund (1)                            N/A                      N/A                   N/A
MainStay Growth Equity Fund (2)                            N/A                      N/A                   N/A
MainStay Indexed Bond Fund                          $  528,248              $   370,987            $  317,065
MainStay Intermediate Term Bond Fund                $  230,222              $   302,744            $  211,423
MainStay Large Cap Opportunity Fund (3)             $   23,523                      N/A                   N/A
MainStay Mid Cap Opportunity Fund                   $  206,679              $   126,156            $  115,167
MainStay Short Term Bond Fund                       $  171,076              $   181,458            $  140,658
MainStay Small Cap Opportunity Fund                        N/A                      N/A            $   90,559
MainStay S&P 500 Index Fund                         $2,020,606              $ 3,188,303            $2,414,940

(1) The MainStay Floating Rate Fund commenced investment operations on May 3, 2004.

(2) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(3) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      Effective July 7, 2005 Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

SUB-ADVISORY AGREEMENT

      Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the MainStay Intermediate Term Bond Fund, MainStay All Cap Growth Fund, MainStay Short Term Bond Fund and MainStay All Cap Value Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:

FUND                                    PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                    --------------------------------------
MainStay All Cap Growth Fund                         0.25%
MainStay All Cap Value Fund                          0.25%
MainStay Intermediate Term Bond Fund                 0.20%
MainStay Short Term Bond Fund                        0.15%

      The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the MainStay Indexed Bond Fund, the MainStay S&P 500 Index Fund and the MainStay Income Manager Fund were sub-advised by Monitor; and the MainStay Cash Reserves Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

      The Subadvisor has authorized all of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

      The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

      For the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, the amount of the Sub-Advisory fees paid by NYLIM to MacKay Shields for the applicable Funds was as follows:

                                              FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
FUND                                           OCTOBER 31, 2005      OCTOBER 31, 2004      OCTOBER 31, 2003
----                                          -----------------     -----------------     -----------------
MainStay All Cap Growth Fund                      $726,824              $660,614               $ 679,233
MainStay All Cap Value Fund                       $353,476              $319,577               $ 327,912
MainStay Intermediate Term Bond Fund              $290,319              $286,877               $ 227,570
MainStay Short Term Bond Fund                     $143,952              $151,289               $  46,454

DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

      The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

      The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on March 29, 2005.

DISTRIBUTION PLANS

      The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, Class C and Class R2 shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and, collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class B, Class C and Class R2 shares. Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Class A Plans, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      Under the current Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

      The Class A, Class B, Class C and Class R2 shares of the Funds were first offered on January 1, 2004.

      For the fiscal year ended October 31, 2005, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/05

                                             AMOUNT OF FEE          AMOUNT OF FEE         AMOUNT OF FEE       AMOUNT OF FEE
                                           PURSUANT TO CLASS      PURSUANT TO CLASS        PURSUANT TO      PURSUANT TO CLASS
              FUND                              A PLAN                 B PLAN             CLASS C PLAN           R2 PLAN
--------------------------------------     -----------------      -----------------       -------------     -----------------
MainStay All Cap Growth Fund                  $   35,423             $   58,692             $   11,185              N/A
MainStay All Cap Value Fund                   $   28,453             $   63,089             $   12,609              N/A
MainStay Income Manager Fund                  $  169,620             $  296,823             $   47,365              N/A
MainStay Balanced Fund                        $  547,342             $1,532,689             $  834,976         $117,266
MainStay Floating Rate Fund                   $1,015,954             $  510,905             $1,287,093              N/A
MainStay Indexed Bond Fund                    $  145,674                    N/A                    N/A              N/A
MainStay Growth Equity Fund (1)                      N/A                    N/A                    N/A              N/A
MainStay Intermediate Term Bond Fund          $   19,460             $   36,723             $   14,219              N/A
MainStay Large Cap Opportunity Fund (2)       $       32             $      128             $      129              N/A
MainStay Mid Cap Opportunity Fund             $   63,627             $  176,425             $  131,009              N/A
MainStay Short Term Bond Fund                 $   14,713                    N/A                    N/A              N/A
MainStay Small Cap Opportunity Fund           $  201,059             $  336,349             $  202,245              N/A
MainStay S&P 500 Index Fund                   $  761,670                    N/A                    N/A              N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal year ended October 31, 2004, the Funds paid distribution and service fees pursuant to the Class A, Class B, Class C and Class R2 Plans as follows:

FISCAL YEAR ENDED 10/31/04

                                             AMOUNT OF FEE          AMOUNT OF FEE         AMOUNT OF FEE       AMOUNT OF FEE
                                           PURSUANT TO CLASS      PURSUANT TO CLASS        PURSUANT TO      PURSUANT TO CLASS
             FUND                                A PLAN                 B PLAN             CLASS C PLAN          R2 PLAN
--------------------------------------     -----------------      -----------------       -------------     -----------------
MainStay All Cap Growth Fund                  $   24,539             $   13,112             $  2,096               N/A
MainStay All Cap Value Fund                   $   15,696             $   14,984             $  3,763               N/A
MainStay Balanced Fund                        $  122,021             $  224,718             $101,924           $11,181
MainStay Floating Rate Fund                   $  189,697             $  138,248             $247,328               N/A
MainStay Indexed Bond Fund                    $   88,423                    N/A                  N/A               N/A
MainStay Income Manager Fund                  $   95,860             $   83,284             $ 13,629               N/A
MainStay Intermediate Term Bond Fund          $   13,825             $   14,468             $  4,976               N/A
MainStay Mid Cap Opportunity Fund             $    5,683             $   19,663             $ 17,337               N/A
MainStay Short Term Bond Fund                 $   14,684                    N/A                  N/A               N/A
MainStay Small Cap Opportunity Fund           $   18,193             $   58,766             $ 19,248               N/A
MainStay S&P 500 Index Fund                   $  514,544                    N/A                  N/A               N/A

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal years ended October 31, 2005 and October 31, 2004, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

FUND                                       YEAR ENDED OCTOBER 31, 2005          YEAR ENDED OCTOBER 31, 2004
----                                       ---------------------------          ---------------------------
MainStay All Cap Growth Fund                       $ 16,980                               $   8,472
MainStay All Cap Value Fund                        $ 15,837                               $   9,807
MainStay Income Manager Fund                       $ 78,343                               $  66,836
MainStay Balanced Fund                             $503,657                               $ 195,549
MainStay Floating Rate Fund                        $277,907                               $  87,983
MainStay Growth Equity Fund (1)                         N/A
MainStay Indexed Bond Fund                         $  4,920                               $   2,867
MainStay Intermediate Term Bond Fund               $  5,001                               $   5,234
MainStay Large Cap Opportunity Fund (2)            $     84                                     N/A
MainStay Mid Cap Opportunity Fund                  $ 62,251                               $  18,903
MainStay Short Term Bond Fund                      $  3,055                               $   3,585
MainStay Small Cap Opportunity Fund                $136,428                               $  40,819
MainStay S&P 500 Index Fund                        $ 44,086                               $  24,290

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal years ended October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

FUND                                       YEAR ENDED OCTOBER 31, 2005         YEAR ENDED OCTOBER 31, 2004
----                                       ---------------------------         ---------------------------
MainStay All Cap Growth Fund                         $  6,574                          $    1,236
MainStay All Cap Value Fund                          $ 10,115                          $    1,099
MainStay Income Manager Fund                         $ 40,741                          $   10,553
MainStay Balanced Fund                               $166,737                          $   32,801
MainStay Floating Rate Fund                          $ 91,213                          $   15,058
MainStay Growth Equity Fund (1)                           N/A                                 N/A
MainStay Intermediate Term Bond Fund                 $  5,024                          $      201
MainStay Large Cap Opportunity Fund (2)                     -                                 N/A
MainStay Mid Cap Opportunity Fund                    $ 11,095                          $    1,369
MainStay Small Cap Opportunity Fund                  $ 22,269                          $    8,887

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal years ended October 31, 2005 and October 31, 2004, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:

FUND                                       YEAR ENDED OCTOBER 31, 2005          YEAR ENDED OCTOBER 31, 2004
----                                       ---------------------------          ---------------------------
MainStay All Cap Growth Fund                         $    828                          $    217
MainStay All Cap Value Fund                          $  1,321                          $  1,031
MainStay Income Manager Fund                         $  1,471                          $    799
MainStay Balanced Fund                               $ 34,048                          $  5,555
MainStay Floating Rate Fund                          $153,453                          $ 10,657
MainStay Growth Equity Fund (1)                           N/A
MainStay Intermediate Term Bond Fund                 $    173                          $    360
MainStay Large Cap Opportunity Fund (2)                   N/A                               N/A
MainStay Mid Cap Opportunity Fund                    $  4,851                          $    450
MainStay Small Cap Opportunity Fund                  $  8,753                          $    471

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                  WITH
                           AND ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                    364          2,091           47,661        84,418           47,786         34,525      216,845
All Cap Value                     240          1,680           31,449        82,637           28,671         22,781      167,457
Income Manager                  1,463         10,017          191,767       389,468          216,417        138,913      948,045
Balanced                       13,860         32,381        1,817,035     1,408,685        2,165,442      1,316,230    6,753,633
Floating Rate                 287,018         60,087        3,672,990       603,460        1,629,055      2,660,652    8,654,261
Growth Equity (1)                  --             --               --            --               --             --           --
Indexed Bond                      484          8,603           63,460        66,436          103,571         45,969      288,524
Intermediate Term Bond            124          1,148           16,281        21,438           16,433         11,794       67,219
Large Cap Opportunity (2)          --             --               --            --               --             --           --
Mid Cap Opportunity             2,444          3,769          320,352       198,220          276,232        232,058    1,033,075
S&P 500 Index                   5,396         44,961          707,420       311,309          485,482        512,443    2,067,012
Short Term Bond                   220            869           28,895        25,458           10,649         20,931       87,022
Small Cap Opportunity          13,302         11,934        1,734,863       333,498          667,284      1,263,225    4,033,107


      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES
      NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                  WITH
                           AND ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                    117             868         15,282         59,968             9,740       11,070        97,044
All Cap Value                     100             932         13,050         52,307            10,572        9,453        86,414
Income Manager                    465           4,385         61,000        253,152            47,286       44,188       410,477
Balanced                        3,332          22,670        436,792        889,863         1,168,036      316,405     2,837,098
Floating Rate                     528           7,552         69,262        146,443           158,013       50,172       431,370
Growth Equity (1)                   -               -              -              -                 -            -             -
Indexed Bond                        -               -              -              -                 -            -             -
Intermediate Term Bond             27             542          3,588         13,579             8,046        2,599        28,382
Large Cap Opportunity (2)           -               -              -              -                 -            -             -
Mid Cap Opportunity               386           2,611         50,591        151,021            86,907       36,647       328,163
S&P 500 Index                       -               -              -              -                 -            -             -
Short Term Bond                     -               -              -              -                 -            -             -
Small Cap Opportunity             674           4,976         88,367        244,517           190,225       64,011       592,770


* Includes travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal years ended October 31, 2003, October 31, 2004, and October 31, 2005, the MainStay Cash Reserve Fund's Sweep Shares paid $704,737, $670,023, and$668,457, respectively, pursuant to the 12b-1 Plan.

      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES
NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                  WITH
                           AND ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                     89            166          11,707          6,355            8,326          8,481        35,125
All Cap Value                      61            186           8,024          4,891            6,876          5,812        25,852
Asset Manager                     202            700          26,501         17,476           24,945         19,197        89,021
Floating Rate                   8,064         19,034       1,057,148        164,029        1,176,394        765,780     3,190,449
Balanced                        8,237         12,364       1,079,800        110,669        1,124,844        782,189     3,118,103
Growth Equity (1)                   -              -               -              -                -              -             -
Indexed Bond                        -              -               -              -                -              -             -
Intermediate Term Bond             31            210           4,109          4,738            4,897          2,976        16,963
Large Cap Opportunity (2)           -              -               -              -                -              -             -
Mid Cap Opportunity             1,316          1,940         172,524         10,994          183,561        124,974       495,310
S&P 500 Index                       -              -               -              -                -              -             -
Short Term Bond                     -              -               -              -                -              -             -
Small Cap Opportunity           3,148          3,001         412,639         19,497          413,210        298,908     1,150,403

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

      For the fiscal year ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES
      NOVEMBER 1, 2004 TO OCTOBER 31, 2005

                                            PRINTING AND                                                               APPROXIMATE
                                               MAILING                                                                TOTAL AMOUNT
                                            PROSPECTUSES  COMPENSATION                                               SPENT BY NYLIFE
                                              TO OTHER         TO                                                      DISTRIBUTOR
                            SALES MATERIAL  THAN CURRENT  DISTRIBUTION  COMPENSATION TO  COMPENSATION TO                  WITH
                           AND ADVERTISING  SHAREHOLDERS   PERSONNEL    SALES PERSONNEL   BROKER DEALERS    OTHER*   RESPECT TO FUND
                           ---------------  ------------  ------------  ---------------  ---------------  ---------  ---------------
All Cap Growth                      -              -              -               -                -             -             -
All Cap Value                       -              -              -               -                -             -             -
Floating Rate                       -              -              -               -                -             -             -
Mid Cap Opportunity                 -              -              -               -                -             -             -
S&P 500 Index                       -              -              -               -                -             -             -
Small Cap Opportunity               -              -              -               -                -             -             -
Indexed Bond                        -              -              -               -                -             -             -
Intermediate Term Bond              -              -              -               -                -             -             -
Short Term Bond                     -              -              -               -                -             -             -
Income Manager                      -              -              -               -                -             -             -
Balanced                          741          6,941         97,119           3,461           87,425        70,351       266,038

* Includes travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

      The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and R2 shares. Under the terms of the Class R1 and R2 Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 shares.

      Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

      Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

      Each Services Plan provides that it may not be amended to materially increase the costs which holders of Class R1 and Class R2 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

      Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PURCHASES AND REDEMPTIONS

      Purchases and redemptions for Class A, Class B, Class C, Class I, Class R1, and Class R2 shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

      Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

      For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

      The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

      Certain of the Funds have entered into a committed line of credit with Investors Bank & Trust Company, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of Directors/Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investment Management LLC (the "Manager"), subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the following Funds:
Balanced, Cash Reserves, Floating Rate, Growth Equity, Income Manager, Indexed Bond, Large Cap Opportunity, Mid Cap Opportunity, S&P 500 Index, Small Cap Opportunity, Growth Allocation, Conservative Allocation, Moderate Allocation and Moderate Growth Allocation Funds.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

- Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manger/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

- Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

- Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

- Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager/Subadvisor will support withholding votes from Compensation Committee members if the company has poor compensation practices.

SUBADVISOR PROXY VOTING GUIDELINES. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

ALL CAP GROWTH, ALL CAP VALUE, INTERMEDIATE TERM BOND, AND SHORT TERM BOND
FUNDS.

      The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

            MacKay Shields

     MacKay has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay, all proxies are voted in the best interest of such clients without regard to the interests of MacKay or related parties. When a client retains MacKay, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay uses ISS as its third-party proxy voting service provider. If the client appoints MacKay as its proxy-voting agent, the client will also instruct MacKay to vote its proxies in accordance with custom guidelines provided by the client, MacKay's Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay informs the client's custodian to send all proxies to ISS. MacKay then informs ISS that the client has appointed MacKay as its agent and instructs ISS as to which guidelines to follow.

      Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay's Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay's Compliance Committee. If MacKay's General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay's Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay's guidelines with respect to certain typical proxy votes.

      FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782). The Funds' quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

      In addition, the Manager may share the Funds' non-public portfolio holdings information with pricing services and other service providers to the Funds, including Investors Bank and Trust Company, who require access to such information in order to fulfill their contractual duties to the Funds; as of the date of this SAI, those service providers are Investors Bank and Trust Company, KPMG LLP, Russell Mellon, ISS, IDC, Princeton Financial Systems and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis; as of the date of this SAI, those entities are: Bloomberg, Morningstar, Standard & Poor's, Thompson Financial, and Lipper. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

      Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

      PORTFOLIO MANAGERS

      Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2005 is set forth below:

                                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE
                       FUNDS                        ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
                                    ----------------------------------------------   -------------------------------------------
                      MANAGED BY      REGISTERED     OTHER POOLED                    REGISTERED   OTHER POOLED
    PORTFOLIO         PORTFOLIO       INVESTMENT      INVESTMENT                     INVESTMENT    INVESTMENT
     MANAGER           MANAGER         COMPANY         VEHICLES     OTHER ACCOUNTS    COMPANY       VEHICLES     OTHER ACCOUNTS
-----------------   -------------   --------------   -----------    --------------   ----------   ------------   --------------
Claude              Short Term      2 RICs,          0              5 Accounts,      0            0              0
Athaide             Bond Fund       $953,624,094                    $649,967,962

Mark C. Boyce       Cash            0                0              0                0            1 Account      0
                    Reserves                                                                      $2,258,580,077
                    Fund

Rudy Carryl         All Cap         8 RICs,          0              26 Accounts,     0            0              1 Account,
                    Growth Fund     $4,120,307,142                  $1,612,712,816                               $22,734,317

David Clement       Cash            0                0              0                0            1 Account      0
                    Reserves                                                                      $2,258,580,077
                    Fund

Paul                Indexed         1 RIC            1 Account      9 Accounts       0            0              0
Cunningham          Bond Fund       $99,689,208      $2,137,194,144 $55,334,000,000                              $

Robert Dial         Floating        1 RIC            1 Account      0                0            9 CDO/CLO      0
                    Rate Fund       $116,079,150     $94,699,666                                  $3,542,639,217

Tony Elavia         Balanced        0                0              0                0            0              0
                    Fund, Income    $0
                    Manager Fund

Gary                Intermediate    6 RICs,          1 Account,     45 Accounts,     0            0              3 Accounts,
Goodenough          Term Bond       $2,325,912,131   $21,698,171    $3,982,637,297                               $1,156,387,461
                    Fund, Short
                    Term Bond
                    Fund

Christopher Harms   Intermediate    3 RICs,          1 Account,     42 Accounts,     0            0              0
                    Term Bond       $2,029,986,439   $21,698,171    $3,771,796,138
                    Fund

Anthony             Floating        1 RIC            1 Account,     0                0            9 CDO/CLO      0
Malloy              Rate Fund       $116,079,150     $94,699,666                                  $3,542,639,217

Devon               Income          0                0              0                0            0              0
McCormick           Manager Fund

Kathy               Large Cap       2 RICs           0              17 Accounts      0            0              3
O'Connor            Opportunity     $34,245,591                     $716,056,407                                 $325,202,169

                    Fund, Mid Cap
                    Opportunity
                    Fund, Small
                    Cap
                    Opportunity
                    Fund

Francis J. Ok       S&P 500         2 RICs           0              6 Accounts       0            0              0
                    Index Fund      $1,986,550,658                  $1,147,039,524

Richard A.          All Cap         6 RICs,          0              30 Accounts      0            0              2 Accounts,
Rosen               Value Fund      $                                                                            $

Joan M.             Balanced        3 RICs           0              8 Accounts       0            0              0
Sabella             Fund            $  179,580,445                  $104,127,109

Jeffrey             Large Cap       2 RICs           0              17 Accounts      0            0              3
Sanders             Opportunity     $34,245,591                     $716,056,407                                 $325,202,169
                    Fund, Mid
                    Cap
                    Opportunity
                    Fund, Small
                    Cap
                    Opportunity
                    Fund

Donald Serek        Indexed         1 RIC            0              19 Accounts      0            0              0 Account
                    Bond Fund       $99,689,208                     $57,513,336,831                              $

Mark T.             All Cap
Spellman            Value Fund

Ed Spelman          All Cap         10 RICs,         0              43 Accounts,     0            0              2 Accounts,
                    Growth Fund     $                               $                                            $

Harish Kumar                                                                                                     1 Account
                                                                                                                 $  2,028,887

      Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

            - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

            - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

            - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

            - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

      Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM and MacKay Shields LLC has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

      NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts.

      MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

      As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

PORTFOLIO MANAGER                     FUND                               $ RANGE OF OWNERSHIP
-----------------          -----------------------------------           ------------------------

Claude Athaide             --                                             $               0
Mark C. Boyce              --                                             $               0
Rudy Carryl                MainStay All Cap Growth Fund                   $     100,001-$500,000
                           Mainstay Capital Appreciation Fund             $            1-$10,000
                           Mainstay Total Return Fund                     $            1-$10,000
                           Mainstay Mid Cap Growth Fund                   $         1-$10,000
David Clement              --                                             $               0
Paul Cunningham            --                                             $               0
Robert Dial                --                                             $               0
Tony Elavia                --                                             $               0
Gary Goodenough            --                                             $               0
Chris Harms                MainStay All Cap Growth Fund                   $     100,001-$500,000
Anthony Malloy             MainStay Floating Rate Fund                    $     10,001-$ 50,000
Devon McCormick            --                                             $               0
Kathy O'Connor             MainStay Small Cap Opportunity Fund            $     10,001-$ 50,000
Francis J. Ok              --                                             $               0
Richard A. Rosen           Mainstay All Cap Value Fund                    $     100,000-$500,000
                           Mainstay Value Fund                            $     100,000-$500,000
Joan M. Sabella            MainStay Balanced Fund                         $     10,001-$ 50,000
                           MainStay Small Cap Opportunity Fund            $     10,001-$ 50,000
Jeffrey Sanders            MainStay Small Cap Opportunity Fund            $     100,001-$500,000
                           MainStay Large Cap Opportunity Fund            $               0
                           MainStay Balanced Fund                         $     100,001-$500,000
Donald Serek               --                                             $               0
Mark T. Spellman           --                                             $               0
Ed Spelman                 All Cap Growth Fund                            $     100,000-$500,000
                           Mainstay Small Cap Growth Fund                 $     100,000-$500,000
                           Mainstay Capital Appreciation Fund             $   500,001-$1,000,000
                           Mainstay Total Return Fund                     $            1-$10,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board of Directors have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

      In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Company and the Trust, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

      The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2005, October 31, 2004, and October 31, 2003, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

      TOTAL BROKERAGE COMMISSIONS PAID (1)

                                            FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                            OCTOBER 31, 2005    OCTOBER 31, 2004     OCTOBER 31, 2003
                                            ----------------    ----------------     ----------------
MainStay All Cap Growth Fund                $  208,426          $        379,094     $         305,590
MainStay All Cap Value Fund                 $  198,407          $        255,383     $         316,811
MainStay Income Manager Fund                $   96,007          $         216969     $         620,936
MainStay Balanced Fund                      $  948,382          $        374,722     $         318,289
MainStay Cash Reserves Fund (1)                    N/A                       N/A                   N/A
MainStay Floating Rate Fund (2)                    N/A                       N/A                   N/A
MainStay Growth Equity Fund (3)                    N/A
MainStay Intermediate Term Bond Fund (1)           N/A                       N/A                   N/A
MainStay Indexed Bond Fund (1)                     N/A                       N/A                   N/A
MainStay Large Cap Opportunity Fund (4)     $      741                       N/A                   N/A
MainStay Mid Cap Opportunity Fund           $  150,128          $         51,158     $         187,855
MainStay Small Cap Opportunity Fund         $1,349,900          $      1,038,405     $         807,315
MainStay Short Term Bond Fund (1)                  N/A                       N/A                   N/A
MainStay S&P 500 Index Fund                 $  116,376          $         36,389     $         166,120

(1) The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund and MainStay Short Term Bond Fund paid no brokerage commissions during the reported periods.

(2) The Floating Rate Fund commenced operations on April 15, 2004 and paid no brokerage commissions prior to that date.

(3) The MainStay Growth Equity Fund commenced operations on November 4, 2005.

(4) The MainStay Large Cap Opportunity fund commenced investment operations on July 29, 2005.

      The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2005 and the dollar amount of the transactions involved.

                                                TOTAL AMOUNT OF
                                              TRANSACTIONS WHERE             TOTAL BROKERAGE
                                          COMMISSIONS PAID TO BROKERS      COMMISSIONS PAID TO
                                            THAT PROVIDED RESEARCH        BROKERS THAT PROVIDED
FUND                                               SERVICES                     RESEARCH
--------------------------------------    ---------------------------     ---------------------
MainStay All Cap Growth Fund                    $  37,246,669                  $    46,329
MainStay All Cap Value Fund                     $  27,133,261                  $    36,374
MainStay Income Manager Fund                    $   4,381,467                  $     6,981
MainStay Balanced Fund                          $  31,684,023                  $    54,486
MainStay Cash Reserves Fund                               N/A                          N/A
MainStay Floating Rate Fund                               N/A                          N/A
MainStay Growth Equity Fund (1)                           N/A                          N/A
MainStay Intermediate Term Bond Fund                      N/A                          N/A

MainStay Indexed Bond Fund                                N/A                          N/A
MainStay Large Cap Opportunity Fund (2)                   N/A                          N/A
MainStay Mid Cap Opportunity Fund               $   2,835,596                  $     4,701
MainStay Small Cap Opportunity Fund             $  41,850,709                  $    75,680
MainStay Short Term Bond Fund                             N/A                          N/A
MainStay S&P 500 Index Fund                     $   5,324,828                  $     5,653

(1) The MainStay Growth Equity Fund commenced investment operations on November 4, 2005.

(2) The MainStay Large Cap Opportunity Fund commenced investment operations on July 29, 2005.

    The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2004 and the dollar amount of the transactions involved.

                                                      TOTAL AMOUNT OF
                                                    TRANSACTIONS WHERE               TOTAL BROKERAGE
                                                COMMISSIONS PAID TO BROKERS        COMMISSIONS PAID TO
                                                  THAT PROVIDED RESEARCH          BROKERS THAT PROVIDED
FUND                                                     SERVICES                       RESEARCH
----                                            ---------------------------       ---------------------
MainStay All Cap Growth Fund                     $             150,355,701         $         154,793
MainStay All Cap Value Fund                      $              80,262,245         $         100,601
MainStay Income Manager Fund                     $              63,920,794         $          63,680
MainStay Balanced Fund                           $              50,814,012         $          95,680
MainStay Cash Reserves Fund                                            N/A                       N/A
MainStay Floating Rate Fund                                            N/A                       N/A
MainStay Growth Equity Fund                                            N/A                       N/A
MainStay Intermediate Term Bond Fund                                   N/A                       N/A
MainStay Indexed Bond Fund                                             N/A                       N/A
MainStay Large Cap Opportunity Fund                                    N/A                       N/A
MainStay Mid Cap Opportunity Fund                $               7,057,040         $          12,884
MainStay Small Cap Opportunity Fund              $             178,804,082         $         442,588
MainStay Short Term Bond Fund                                          N/A                       N/A
MainStay S&P 500 Index Fund                      $               4,616,823         $           5,029

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2003 and the dollar amount of the transactions involved.

                                           TOTAL AMOUNT OF
                                          TRANSACTIONS WHERE          TOTAL BROKERAGE
                                      COMMISSIONS PAID TO BROKERS   COMMISSIONS PAID TO
                                        THAT PROVIDED RESEARCH     BROKERS THAT PROVIDED
               FUND                             SERVICES                 RESEARCH
------------------------------------  ---------------------------  ---------------------
MainStay All Cap Growth Fund          $                74,893,830  $              91,572
MainStay All Cap Value Fund           $                43,552,322  $              61,661
MainStay Income Manager Fund          $               417,861,116  $             317,560
MainStay Balanced Fund                $                69,117,089  $             144,872
MainStay Cash Reserves Fund                                   N/A                    N/A
MainStay Floating Rate Fund                                   N/A                    N/A
MainStay Growth Equity Fund
MainStay Intermediate Term Bond Fund                          N/A                    N/A
MainStay Indexed Bond Fund                                    N/A                    N/A
MainStay Large Cap Opportunity Fund                           N/A                    N/A
MainStay Mid Cap Opportunity Fund     $                48,319,215  $             101,183
MainStay Small Cap Opportunity Fund   $               136,470,752  $             377,580
MainStay Short Term Bond Fund                                 N/A                    N/A
MainStay S&P 500 Index Fund           $               108,134,529  $              97,114

      As of October 31, 2005, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

FUND                               BROKER-DEALER                                            MARKET VALUE
MainStay All Cap Growth Fund       American Express Co. (common stock)                      $   2,040,570
                                   Credit Suisse First Boston LLC (time deposit)            $   2,394,274

MainStay All Cap Value Fund        Bank of America Corp. (common stock)                     $   2,967,934
                                   Citigroup, Inc. (common stock)                           $   5,925,445
                                   Credit Suisse First Boston LLC (time deposit)            $     842,148
                                   Goldman Sachs Group, Inc. (common stock)                 $   1,882,913
                                   JPMorgan Chase & Co. (common stock)                      $   3,239,258
                                   Merrill Lynch & Co., Inc. (common stock)                 $   3,353,531
                                   Morgan Stanley (common stock)                            $   1,496,275
                                   PNC Financial Services Group, Inc. (The) (common stock)  $     789,230
                                   State Street Bank (common stock)                         $   1,938,573
                                   UBS AG (time deposit)                                    $     561,432
                                   UBS Finance Delaware LLC (commercial paper)              $   3,280,000
                                   Wachovia Corp. (common stock)                            $   1,364,040

MainStay Mid Cap Opportunity Fund  A G. Edwards, Inc. (common stock)                        $   1,321,908
                                   Credit Suisse First Boston, Inc. (time deposit)          $   1,153,345
                                   UBS AG (time deposit)                                    $     768,897

MainStay S&P 500 Index Fund        American Express Credit Corp.(common stock)              $   8,780,971
                                   Bank of America Corp. (common stock)                     $  24,986,388

                                   Bear Stearns Cos., Inc. (The) (common stock              $   1,679,892
                                   Citigroup, Inc. (common stock)                           $  33,650,955
                                   Charles Schwab Corp. (The) (common stock)                $   2,245,390
                                   Credit Suisse First Boston LLC (time deposit)            $   6,905,813
                                   Goldman Sachs Group, Inc. (common stock)                 $   8,360,134
                                   JPMorgan Chase & Co. (common stock)                      $  18,288,138
                                   Lehman Brothers Holdings Inc. (common stock)             $   4,632,545
                                   Merrill Lynch & Co., Inc. (common stock)                 $   8,561,865
                                   Morgan Stanley & Co., Inc. (common stock)                $   8,399,000
                                   State Street Bank (common stock)                         $   2,576,203
                                   UBS AG (time deposit)                                    $   4,603,876

MainStay Cash Reserves Fund        Citigroup Inc. (repurchase agreement)                    $  48,497,000
                                   JPMorgan Chase & Co.(commercial paper)                   $   9,978,333

MainStay Indexed Bond Fund         Bank of America (corporate bond)                         $     239,849
                                   Bank of America (corporate bond)                         $     253,062
                                   Bank of America (corporate bond)                         $     256,998
                                   Bank of America (corporate bond)                         $     551,959
                                   Bear Stearns Cos.,Inc. (corporate bond)                  $     255,472
                                   Citigroup Inc.(corporate bond)                           $     287,443
                                   Citigroup Inc.(corporate bond)                           $     338,584
                                   Citigroup Inc.(corporate bond)                           $     250,854
                                   Citigroup Inc.(corporate bond)                           $     102,673
                                   Citigroup Inc.(corporate bond)                           $     249,132
                                   Credit Suisse First Boston USA, Inc. (corporate bond)    $     120,819
                                   Credit Suisse First Boston USA, Inc. (corporate bond)    $     239,783
                                   Credit Suisse First Boston USA, Inc. (corporate bond)    $      98,680
                                   Credit Suisse First Boston USA, Inc. (corporate bond)    $     266,932
                                   Credit Suisse First Boston USA, Inc. (time deposit)      $   2,960,435
                                   Goldman Sachs Group, Inc. (The) (corporate bond)         $     239,781
                                   Goldman Sachs Group, Inc. (The) (corporate bond)         $     613,642
                                   Goldman Sachs Group, Inc. (The) (corporate bond)         $     459,641
                                   JPMorgan Chase & Co. (corporate bond)                    $     241,568
                                   JPMorgan Chase & Co. (corporate bond)                    $     487,148
                                   JPMorgan Chase & Co. (corporate bond)                    $     205,447
                                   JPMorgan Chase & Co. (corporate bond)                    $     534,647
                                   Lehman Brothers Holdings, Inc. (corporate bond)          $     193,469
                                   Lehman Brothers Holdings, Inc. (corporate bond)          $     251,359
                                   Lehman Brothers Holdings, Inc. (corporate bond)          $     261,028
                                   Mellon Funding Corp. (corporate bond)                    $     246,688
                                   Merrill Lynch & Co. (corporate bond)                     $     248,622
                                   Merrill Lynch & Co. (corporate bond)                     $     257,813
                                   Morgan Stanley & Co., Inc. (corporate bond)              $     242,896
                                   Morgan Stanley & Co., Inc. (corporate bond)              $     334,706
                                   Morgan Stanley & Co., Inc. (corporate bond)              $     172,734
                                   Morgan Stanley & Co., Inc. (corporate bond)              $     251,613
                                   Morgan Stanley & Co., Inc. (corporate bond)              $     187,642

                                   Morgan Stanley & Co., Inc. (corporate bond)                       $     188,212
                                   Wachovia Bank National  Association (corporate bond)              $     500,207
                                   Wachovia Bank National  Association (corporate bond)              $     242,248

MainStay Intermediate Bond Fund    American Express Credit Corp. (commercial paper)                  $   4,781,156
                                   Bank of America Inc. (mortgage-backed securities)                 $     205,836
                                   Bank of America Inc. (mortgage-backed securities)                 $     744,354
                                   Bear Stearns Cos., Inc. (corporate bond)                          $     441,986
                                   Citibank Global Markets (foreign corporate bonds)                 $     360,125
                                   Citigroup Commercial Mortgage Trust(mortgage backed securities)   $     731,354
                                   Citigroup/Deutsche Bank (mortgage backed securities)              $     540,140
                                   Credit Suisse First Boston Corp. (time deposit)                   $     133,317
                                   Goldman Sachs Group, Inc. (corporate bond)                        $     501,384
                                   Goldman Sachs Group, Inc. (corporate bond)                        $     439,020
                                   Merrill Lynch, Mortgage Trust (mortgage-backed securities)        $     853,349
                                   Merrill Lynch, Mortgage Trust (mortgage-backed securities)        $   1,371,298
                                   Merrill Lynch & Co. (commercial paper)                            $     149,792
                                   Merrill Lynch Funds (investment companies)                        $   1,940,594
                                   Morgan Stanley & Co., Inc. (mortgage-backed securities)           $     520,238
                                   Morgan Stanley & Co., Inc. (commercial paper)                     $     194,875
                                   Wachovia Bank National  Association (mortgage-backed securities)  $     324,474

MainStay Short Term Bond Fund      Bank of America (mortgage-backed securities)                      $     136,278
                                   Citigroup (mortgage backed securities)                            $     702,265
                                   Credit Suisse First Boston Corp. (time deposit)                   $     191,926
                                   JPMorgan Chase & Co. (mortgage-backed securities)                 $   1,337,408
                                   Merrill Lynch Mortgage Trust (mortgage-backed securities)         $   1,256,320
                                   Morgan Stanley Capital I (mortgage -backed securities)            $     376,114
                                   UBS AG (time deposit)                                             $     127,951
                                   Wachovia Bank National  Association (mortgage-backed securities)  $     907,755

MainStay Income Manager Fund       AG Edwards, Inc.(common stock)                                    $     359,297
                                   Bank of America Corp. (corporate bond)                            $     513,996
                                   Bear Stearns Cos.,Inc. (corporate bond)                           $     252,418
                                   Citibank Credit Card (corporate bond)                             $     996,501
                                   Citigroup Inc. (corporate bond)                                   $     486,035
                                   Citigroup Inc. (corporate bond)                                   $     249,132
                                   Credit Suisse First Boston USA, Inc.(corporate bond)              $     248,837
                                   Credit Suisse First Boston Corp. (time deposit)                   $   1,548,833
                                   Goldman Sachs Group, Inc. (corporate bond)                        $     153,214
                                   Goldman Sachs Group, Inc. (corporate bond)                        $     100,945
                                   Goldman Sachs Group, Inc. (common stock)                          $     289,514
                                   JPMorgan Chase & Co. (corporate bond)                             $     256,809
                                   Lehman Brothers Holdings, Inc. ( corporate bond)                  $      96,735
                                   Lehman Brothers Holdings, Inc. ( corporate bond)                  $     156,617
                                   Lehman Brothers Holdings, Inc. ( common stock)                    $     278,113
                                   Merrill Lynch & Co. (common stock)                                $     944,816

                                   Merrill Lynch & Co. (corporate bond)                  $      246,462
                                   Morgan Stanley & Co., Inc. (corporate bond)           $      134,030
                                   Morgan Stanley & Co., Inc. (corporate bond)           $      134,437
                                   Morgan Stanley & Co., Inc. (common stock)             $    1,103,761
                                   Wachovia Bank National  Association (corporate bond)  $      250,104
                                   Wachovia Corp.(corporate bond)                        $      103,233

MainStay Balanced Fund             AG Edwards, Inc.(common stock)                        $    4,912,294
                                   American Express Credit Corp. (corporate bond)        $    1,006,604
                                   Bank of America Corp. (corporate bond)                $    1,103,919
                                   Bank of America Corp. (corporate bond)                $    1,656,132
                                   Bear Stearns Cos.,Inc. (corporate bond)               $    1,072,553
                                   Bear Stearns Cos.,Inc. (corporate bond)               $    3,551,938
                                   Bear Stearns Cos.,Inc. (corporate bond)               $    2,101,944
                                   Bear Stearns Cos.,Inc. (common stock)                 $    7,519,418
                                   Citigroup Inc. (corporate bond)                       $      657,237
                                   Citigroup Inc. (corporate bond)                       $    1,570,958
                                   Credit Suisse First Boston (corporate bond)           $    5,720,882
                                   Credit Suisse First Boston (corporate bond)           $    4,651,619
                                   Credit Suisse First Boston (time deposit)             $    5,203,603
                                   Deutsche Bank Financial (corporate bond)              $    1,336,655
                                   Deutsche Bank (time deposit)                          $    3,469,068
                                   Goldman Sachs Group, Inc. (The) (corporate bond)      $      892,725
                                   Goldman Sachs Group, Inc. (The) (corporate bond)      $    2,554,445
                                   Goldman Sachs Group, Inc. (The) (corporate bond)      $    8,251,948
                                   JPMorgan & Co. (corporate bond)                       $      275,261
                                   JPMorgan Chase &Co. (corporate bond)                  $    1,470,082
                                   JPMorgan Chase &Co. (corporate bond)                  $    1,055,547
                                   Lehman Brothers Inc. Holdings, Inc. (corporate bond)  $    1,985,660
                                   Lehman Brothers Inc. Holdings, Inc. (corporate bond)  $      503,723
                                   Lehman Brothers Inc. Holdings, Inc. (corporate bond)  $    1,408,496
                                   Lehman Brothers Inc. Holdings, Inc. (corporate bond)  $    4,325,752
                                   Lehman Brothers Inc. Holdings, Inc. (corporate bond)  $    1,049,963
                                   Lehman Brothers Inc.(corporate bond)                  $    1,657,616
                                   Lehman Brothers Inc.(corporate bond)                  $      310,640
                                   Lehman Brothers Inc. Holdings, Inc. (common stock)    $   10,087,583
                                   Merrill Lynch & Co. (corporate bond)                  $      996,410
                                   Merrill Lynch & Co. (corporate bond)                  $      427,412
                                   Merrill Lynch & Co. (corporate bond)                  $    8,597,548
                                   Merrill Lynch & Co. (corporate bond)                  $    1,155,686
                                   Merrill Lynch & Co. (corporate bond)                  $    1,802,705
                                   Merrill Lynch & Co. (common stock)                    $   12,950,395
                                   Morgan Stanley & Co., Inc. (corporate bond)           $      884,649
                                   Morgan Stanley & Co., Inc. (corporate bond)           $    3,014,069
                                   Morgan Stanley & Co., Inc. (corporate bond)           $    3,687,462
                                   Morgan Stanley & Co., Inc. (common stock)             $   12,042,293
                                   UBS AG (time deposit)                                 $    3,469,069
                                   Wachovia Corp. (corporate bond)                       $      437,423

                                   Wachovia Corp. (corporate bond)                       $    1,992,338
                                   Wachovia Corp. (corporate bond)                       $    2,391,920
                                   Wachovia Corp. (corporate bond)                       $    1,809,738

      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, Class C and Class R2 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class R1 shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Class A shares. As compared to Class R1 shares, the Class R2 shares have higher class specific expenses, including a distribution and service fee payable pursuant to a Rule 12b-1 plan. The investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1 and Class R2 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase. As the conversion feature was established on October 24, 1997, the first conversion from Class B to Class A shares occurred on December 31, 2005. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $499.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds.

BY TELEPHONE

      For all Funds, other than the Cash Reserves Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

      STATE STREET BANK AND TRUST COMPANY

      ABA NO. 011-0000-28
      ATTN: CUSTODY AND SHAREHOLDER SERVICES
      FOR CREDIT: MAINSTAY FUND-CLASS
      SHAREHOLDER NAME _______________________________
      SHAREHOLDER ACCOUNT NO. _____________________________
      DDA ACCOUNT NUMBER 99029415
      AN APPLICATION MUST BE RECEIVED BY MAINSTAY INVESTMENTS WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

      Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Cash Reserves Fund.

      The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund and Small Cap Opportunity Fund will be determined according to the following table:

                      SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE
                                  OF:                    OF OFFERING PRICE:
                      ----------------------------  ----------------------------
                                                                     RETAINED BY
     AMOUNT OF        OFFERING          NET AMOUNT  RETAINED BY          THE
     PURCHASE           PRICE            INVESTED     DEALER         DISTRIBUTOR
--------------------  --------          ----------  -----------      -----------
Less than $50,000         5.50%               5.82%        4.75%            0.75%
$50,000 to $99,999        4.50%               4.71%        4.00%            0.50%
$100,000 to $249,999      3.50%               3.63%        3.00%            0.50%

                      SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE
                                  OF:                    OF OFFERING PRICE:
                      ----------------------------  ----------------------------
                                                                     RETAINED BY
     AMOUNT OF        OFFERING          NET AMOUNT  RETAINED BY          THE
     PURCHASE           PRICE            INVESTED     DEALER         DISTRIBUTOR
--------------------  --------          ----------  -----------      -----------
$250,000 to $499,999      2.50%               2.56%        2.00%            0.50%
$500,000 to $999,999      2.00%               2.04%        1.75%            0.25%
$1,000,000 or more*       None                None    See Below*            None

      The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be determined according to the following table:

                      SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE
                                  OF:                    OF OFFERING PRICE:
                      ----------------------------  ----------------------------
                                                                     RETAINED BY
     AMOUNT OF        OFFERING          NET AMOUNT  RETAINED BY          THE
     PURCHASE           PRICE            INVESTED     DEALER         DISTRIBUTOR
--------------------  --------          ----------  -----------      -----------
Less than $100,000        4.50%               4.71%        4.00%            0.50%
$100,000 to $249,999      3.50%               3.63%        3.00%            0.50%
$250,000 to $499,999      2.50%               2.56%        2.00%            0.50%
$500,000 to $999,999      2.00%               2.04%        1.75%            0.25%
$1,000,000 or more*       None                None    See Below*            None

      The sales charge for Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond will be determined according to the following table:

                      SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE
                                  OF:                    OF OFFERING PRICE:
                      ----------------------------  ----------------------------
                                                                     RETAINED BY
     AMOUNT OF        OFFERING          NET AMOUNT  RETAINED BY          THE
     PURCHASE           PRICE            INVESTED     DEALER         DISTRIBUTOR
--------------------  --------          ----------  -----------      -----------
Less than $100,000        3.00%               3.09%        2.75%            0.25%
$100,000 to $249,999      2.50%               2.56%        2.25%            0.25%
$250,000 to $499,999      2.00%               2.04%        1.75%            0.25%
$500,000 to $999,999      1.50%               1.52%        1.25%            0.25%
$1,000,000 or more*       None                None    See Below*            None

      The sales charge for Class A Shares of the Floating Rate Fund will be determined according to the following table:

                      SALES CHARGE AS A PERCENTAGE  SALES CHARGE AS A PERCENTAGE
                                  OF:                    OF OFFERING PRICE:
                      ----------------------------  ----------------------------
                                                                     RETAINED BY
     AMOUNT OF        OFFERING          NET AMOUNT  RETAINED BY          THE
     PURCHASE           PRICE            INVESTED     DEALER         DISTRIBUTOR
--------------------  --------          ----------  -----------      -----------
$100,000 or less          3.00%               3.09%        2.75%            0.25%
$100,000 to $249,999      2.00%               2.04%        1.75%            0.25%
$250,000 to $499,999      1.50%               1.52%        1.25%            0.25%
$500,000 or more*         None*               None*        1.00%+           None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ 1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,00 for the Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See the section entitled "Purchases At Net Asset Value" below for more information.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      The sales charge applicable to an investment in Class A shares of the Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the Intermediate Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the Intermediate Term Bond Fund on October 31, 2005.

NAV per Class A Share at October 31, 2005                                      $  9.72
Per Share Sales Charge - 4.50% of offering price (4.71% of NAV per share)      $  0.46
Class A Per Share Offering Price to the Public                                 $ 10.18

      The sales charge applicable to an investment in Class A shares of the All Cap Growth Fund, All Cap Value Fund, Income Manager Fund, Balanced Fund, Growth Equity Fund, Large Cap Opportunity Fund, Mid Cap Opportunity Fund, and Small Cap Opportunity Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the All Cap Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the All Cap Growth Fund on October 31, 2005. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                      $  21.84
Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share)      $   1.27
Class A Per Share Offering Price to the Public                                 $  23.11

      The sales charge applicable to an investment in Class A shares of the Indexed Bond Fund, S&P 500 Index Fund and Short Term Bond Fund will be 3.00% of the offering price per share (3.09% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the S&P 500 Index Fund on October 31, 2005. The offering price of shares of the Indexed Bond Fund and Short Term Bond Fund can be calculated using the same method.

NAV per Class A Share at October 31, 2005                                      $  27.86
Per Share Sales Charge - 3.00% of offering price (3.09% of NAV per share)      $   0.86
Class A Per Share Offering Price to the Public                                 $  28.72

PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services,

NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors.

      Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, excluding the MainStay Cash Reserves Fund, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to
$4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day backdated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

            The following table sets forth the rates of the contingent deferred sales charge for all Funds except the Floating Rate Fund:

                                           CONTINGENT DEFERRED SALES CHARGE AS A
                                        PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                           CHARGE
                                        --------------------------------------------
First                                                       5.0%
Second                                                      4.0%
Third                                                       3.0%
Fourth                                                      2.0%
Fifth                                                       2.0%
Sixth                                                       1.0%
Thereafter                                                 None

      The following table sets forth the rates of the contingent deferred sales charge for the Floating Rate Fund:

                                           CONTINGENT DEFERRED SALES CHARGE AS A
                                        PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE
YEAR SINCE PURCHASE PAYMENT MADE                           CHARGE
                                        --------------------------------------------
First                                                       3.0%
Second                                                      2.0%
Third                                                       2.0%
Fourth                                                      1.0%
Thereafter                                                 None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;
(ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTION FEE

      The MainStay Floating Rate Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact MainStay Investments at 1-800-MAINSTAY (1-800-624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

NET ASSET VALUE

      The Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund (except the MainStay Cash Reserves Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Cash Reserves Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Cash Reserves Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities of each of the other Funds are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Floating Rate Loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

      Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

TAX INFORMATION

TAXATION OF THE FUNDS

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer , or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

      If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund (other than the MainStay Cash Reserves Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

            A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2005, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

                                                CAPITAL LOSS
                                    AVAILABLE      AMOUNT
                                     THROUGH      (000'S)
All Cap Growth Fund                      2009   $     13,987
                                         2010         17,488
                                         2011          2,904
                                         2012          8,299

                                                $     42,678

All Cap Value Fund                       2010   $        897
                                         2011          6,872

                                                $      7,769

S&P 500 Index Fund                       2010   $     26,182
                                         2013          5,335

                                                $     31,517

Cash Reserves Fund                       2012   $          3
                                         2013              1
                                                $          4

Floating Rate Fund                       2012   $        229
                                         2013          3,166

                                                $      3,395

                                                CAPITAL LOSS
                                    AVAILABLE      AMOUNT
                                     THROUGH      (000'S)
Indexed Bond Fund                        2007   $      1,410
                                         2008          1,793
                                         2009            105

                                                $      3,308

Intermediate Term Bond Fund              2007   $      4,032
                                         2008          3,661
                                         2010            898

                                                $      8,591

Short Term Bond Fund                     2006   $         63
                                         2007            572
                                         2008            758
                                         2009            159
                                         2010             35
                                         2011              -(a)
                                         2012            296
                                         2013          1,183

                                                $      3,066

Income Manager Fund                      2011   $     34,183

(a) Less than one thousand.

The All Cap Growth, All Cap Value, Indexed Bond, Intermediate Term Bond and Income Manager Funds utilized $10,156,504, $10,989,463, $210,127, $894,519 and
$19,969,747, respectively, of capital loss carryforwards during the year ended October 31, 2005. In addition, the Short Term Bond Fund had $192,144 of capital loss carryforwards that expired.

The Balanced Fund acquired $131,759 in capital loss carryforwards as a result of acquisition of Strategic Value Fund. There is no limitation to the utilization of this capital loss carryover.

The MainStay Short Term Bond Fund (formerly the Eclipse Short Term Bond Fund) acquired $420,163 in capital loss carryforwards as a result of the acquisition of the Eclipse Ultra Short Duration Fund. There were no capital loss carryforwards acquired by the MainStay Intermediate Term Bond Fund (formerly the Eclipse Bond Fund) as a result of the acquisition of the Eclipse Core Bond Plus Fund.

DISPOSITIONS OF FUND SHARES

      Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

      A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

      Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

      In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

      Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

      Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

      Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

      The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

FOREIGN TAXES

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, none of the Funds are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. In the event that such an election were made, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and would be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to various limitations, including a holding period requirement for Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

      Certain of the Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

      Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

      All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

      Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

      Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund), except in the case of certain exempt shareholders.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions

      Under the backup withholding provisions of the Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

    Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

FOREIGN INVESTORS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

CAPITALIZATION

      The Funds are separate portfolios of the Company and the Trust. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C (which include, for certain of the Funds, L Class shares that were redesignated as Class C shares as of January 1, 2004), Class I (which, prior to January 1, 2004, was named the No-load Class), Class R1 and Class R2 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

      Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      The following tables set forth information concerning beneficial and record ownership as of January 31, 2006, of each class of shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

MAINSTAY CASH RESERVE FUND CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------          --------------          ----------------
NEW YORK LIFE TRUST COMPANY              70.53%              164,012,434.8340
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY SHORT-TERM BOND FUND CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------          --------------          --------------
NEW YORK LIFE INSURANCE CO                9.69%                905,397.6200
LIFESTYLES SA# 20
ATTN: CAROL MEYER
C/O DARREL THOMPSON
101 BARCLAY ST, 8 EAST FL
NEW YORK NY  10286-0001

NEW YORK LIFE INS CO                     57.23%              5,344,511.8210
RICHARD SCHWARTZ SENIOR

MANAGING DIRECTOR
51 MADISON AVE
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY              6.15%                 574,353.5010
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

NEW YORK LIFE  PROGRESS-SHARING          11.01%              1,027,861.5420
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

MAINSTAY INTERMEDIATE TERM BOND CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE                            11.28%               1,408,028.3650
SEPARATE ACCOUNTS
ATTN: CAROL MEYER
C/O DARREL THOMPSON
101 BARCLAY ST, 8 EAST FL
NEW YORK NY  10286-0001

NEW YORK LIFE INSURANCE CO               20.57%               2,568,389.0580
C/O RICHARD SCHWARTZ
51 MADISON AVE RM 201
NEW YORK NY  10010-1603

NEW YORK LIFE INS. CO. EMPLOYEES'        13.73%               1,713,595.0660
HEALTH AND LIFE BENEFIT
TRUST LIFE BENEFITS
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY              15.26%               1,905,137.0540
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

NEW YORK LIFE INS. CO. AGENTS'           15.36%               1,917,377.2080
HEALTH AND LIFE BENEFIT
TRUST LIFE BENEFITS
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

MAINSTAY INDEXED BOND FUND CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------          ----------------
MAINSTAY MODERATE ALLOCATION FUND         6.30%               1,689,317.2240
C/O TONY ELAVIA
470 PARK AVE S RM VM
NEW YORK NY  10016-6819

NEW YORK LIFE TRUST COMPANY              48.43%              12,983,876.6050
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

NEW YORK LIFE FOUNDATION                 19.49%               5,225,311.4040
C/O MR. CHARLES HOLEK
51 MADISON AVE RM 504
NEW YORK NY  10010-1603

MAINSTAY INCOME MANAGER FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           --------------
NEW YORK LIFE TRUST COMPANY              49.62%               8,480,191.0410
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

NEW YORK LIFE  PROGRESS-SHARING          26.06%               4,452,827.5390
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

MAINSTAY ALL CAP VALUE FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           --------------
GIBBS & COX PENSION                       5.32%                 436,449.8190
PLAN TRUST
C/O MR KEVIN WHITE
3 W 35TH ST
NEW YORK NY  10001-2204

NEW YORK LIFE  PROGRESS-SHARING          35.86%               2,940,464.5460
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY              36.81%               3,018,285.8170
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY ALL CAP GROWTH FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           --------------
NEW YORK LIFE  PROGRESS-SHARING          68.91%               8,683,935.5380
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY              12.01%               1,513,041.0730
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY S&P 500 INDEX FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------          ---------------
NEW YORK LIFE  PROGRESS-SHARING           8.57%               3,770,623.2610
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY              77.69%              34,192,263.0150
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY INCOME MANAGER FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              33.70%               1,995,532.9960
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY BALANCED FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              8.09%                1,167,171.9070
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY BALANCED FUND CLASS B

Registration                         % of Fund Held           Share Balance
----------------------------         --------------           -------------
CITIGROUP GLOBAL MARKETS INC             5.13%                 309,998.0480
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &           6.52%                394,204.2130
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY SMALL CAP OPPORTUNITY FUND A

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           --------------
CHARLES  SCHWAB & CO INC                  5.43%                 916,649.6390
SPECIAL CUSTODY ACCT FOR BENEFIT
CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

MERRILL LYNCH  PIERCE  FENNER &          17.43%               2,944,398.9640
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY SHORT TERM BOND FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           -------------
NFS LLC FEBO                              5.43%                26,968.7160
JUDITH FREIDENBERG
9A RIDGE RD
GREENBELT MD  20770-1750

NEW YORK LIFE TRUST COMPANY              12.63%                62,788.6310

CLIENT ACCOUNTS
51 MADISON AVE RM 117
NEW YORK NY  10010-1603

MAINSTAY MID CAP OPPORTUNITY FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
MERRILL LYNCH  PIERCE  FENNER &          7.73%                 161,605.6240
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY FLOATING RATE FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           --------------
MERRILL LYNCH  PIERCE  FENNER &         12.35%                6,280,532.3490
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY FLOATING RATE FUND CLASS B

Registration                         % of Fund Held           Share Balance
----------------------------         --------------           --------------
CITIGROUP GLOBAL MARKETS INC              5.07%                232,398.1000
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MAINSTAY FLOATING RATE FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           --------------
CITIGROUP GLOBAL MARKETS INC              7.90%               1,387,104.4420
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &          20.35%               3,574,878.0590
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98

4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY ALL CAP VALUE FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           -------------
NEW YORK LIFE TRUST COMPANY              28.61%                323,734.1530
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY ALL CAP VALUE FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
MERRILL LYNCH  PIERCE  FENNER &           6.15%                7,744.7470
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY INDEXED BOND FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              70.07%               3,398,553.7660
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY BALANCED FUND CLASS R1

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              100.00%              3,597,414.7670
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY BALANCED FUND CLASS R2

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              85.09%               2,539,190.2790
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY INTERMEDIATE TERM BOND FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           -------------
NEW YORK LIFE TRUST COMPANY              42.62%                395,670.9220
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY INTERMEDIATE TERM BOND FUND CLASS B

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
CITIGROUP GLOBAL MARKETS INC             10.25%                35,452.1920
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &           5.81%                20,098.7530
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY INTERMEDIATE TERM BOND FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
CITIGROUP GLOBAL MARKETS INC              7.36%                11,278.2390
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &          14.69%                22,509.3570
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY ALL CAP GROWTH FUND CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------          --------------           --------------
NEW YORK LIFE TRUST COMPANY              16.64%                167,695.2630

CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY S&P 500 INDEX FUND CLASS A

Registration                             % of Fund Held           Share Balance
-----------------------------------      --------------           --------------
NEW YORK LIFE TRUST COMPANY                  48.77%               5,220,896.8160
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

SUPPLEMENTAL INCOME PLAN TRUST FUND          19.32%               2,068,188.7870
PO BOX 8338
BOSTON MA  02266-8338

MAINSTAY FLOATING RATE FUND CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           --------------
MAINSTAY MODERATE GROWTH ALLOC FD         10.18%                354,210.1290
C/O TONY ELAVIA
470 PARK AVE S RM VM
NEW YORK NY  10016-6819

MAINSTAY CONSERV ALLOCATION FUND           7.62%                265,179.6190
C/O TONY ELAVIA
470 PARK AVE S RM VM
NEW YORK NY  10016-6819

MAINSTAY MODERATE ALLOCATION FUND         10.49%                365,118.0610
C/O TONY ELAVIA
470 PARK AVE S RM VM
NEW YORK NY  10016-6819

RAYMOND JAMES & ASSOC INC                 50.84%              1,769,161.6670
FBO HELIOS EDUCATIO
BIN# 86628760
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

NATIONAL INVESTOR SERVICES FBO            12.23%                425,449.0810
097-50000-19
55 WATER STREET,32ND FLOOR
NEW YORK NY  10041

MAINSTAY BALANCED FUND CLASS I

Registration                         % of Fund Held           Share Balance
------------------------------       --------------           --------------
RAYMOND JAMES & ASSOC INC                10.52%               1,154,323.9550
FBO HELIOS EDUCATIO
BIN# 86628760
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

NEW YORK LIFE TRUST COMPANY              31.75%               3,484,817.5340
CLIENT ACCOUNTS
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

CITI STREET CORE MARKET                   7.61%                 834,777.5470
STATE STREET BANK TTEE
1 HERITAGE DR
QUINCY MA  02171-2105

CHARLES SCHWAB & COMPANY INC             26.55%               2,913,406.1020
ATTN  MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

MAINSTAY MID CAP OPPORTUNITY FUND CLASS I

Registration                         % of Fund Held           Share Balance
----------------------------------   --------------           --------------
JUPITER & CO                               7.97%                77,750.6450
C/O INVESTORS BANK & TRUST
PO BOX 9130
BOSTON MA  02117-9130

UNION BANK TR CONST LABORERS H & W         6.77%                66,000.4310
MCMORGAN
PO BOX 85484
SAN DIEGO CA  92186-5484

CHARLES SCHWAB & COMPANY INC              32.18%               313,948.9320
ATTN  MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

MID-CONTINENT MINERALS CORPORATION         5.04%                49,129.4230
PENSION PLAN
C/O ROBERT DELANEY
1317 GRAND AVE STE 228
GLENWOOD SPGS CO  81601-3841

BODINE HOURLY-TCM                         12.84%               125,206.9910
NYLIFE INVESTMENT MANAGEMENT
51 MADISON AVE LBBY 2
NEW YORK NY  10010-1609

MAINSTAY SMALL CAP OPPORTUNITY FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           --------------
NEW YORK LIFE TRUST COMPANY              12.41%               2,949,977.5690
51 MADISON AVE RM 117A
NEW YORK NY  10010-1603

CHARLES SCHWAB & COMPANY INC             17.49%               4,158,003.9730
ATTN  MUTUAL FUND DEPT
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

NEW YORK LIFE  PROGRESS-SHARING          16.67%               3,964,194.5150
INVESTMENT PLAN PROGRAM
C/O ANNE POLLACK
51 MADISON AVE RM 1305
NEW YORK NY  10010-1603

MAINSTAY BALANCED FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           --------------
CITIGROUP GLOBAL MARKETS INC             10.69%                 635,215.7910
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST
NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &          24.09%               1,431,590.6150
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY SMALL CAP OPPORTUNITY FUND CLASS C

Registration                         % of Fund Held           Share Balance
----------------------------         --------------           --------------
CITIGROUP GLOBAL MARKETS INC              5.91%                 256,829.5520
HOUSE ACCOUNT
00109801250
ATTN PETER BOOTH 7TH FLOOR
333 W 34TH ST

NEW YORK NY  10001-2402

MERRILL LYNCH  PIERCE  FENNER &          40.50%               1,759,516.1990
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY MID CAP OPPORTUNITY FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
MERRILL LYNCH  PIERCE  FENNER &          12.28%                134,722.7020
SMITH  INC - FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION 97T98
4800 DEER LAKE DRIVE EAST  3RD FL
JACKSONVILLE FL  32246-6484

MAINSTAY LARGE CAP OPPORTUNITY CLASS A

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
NEW YORK LIFE INVESTMENT MGMT LLC       100.00%                 5,031.3480
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON    TRA
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY LARGE CAP OPPORTUNITY CLASS I

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
NEW YORK LIFE INVESTMENT MGMT LLC        100.00%               416,107.6960
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON    TRA
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY LARGE CAP OPPORTUNITY FUND CLASS B

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
NFS LLC FEBO                              6.46%                  346.4170
NFS/FMTC ROLLOVER IRA
FBO JOHN K HENKER
2741 LAPIERRE CANYON DR
KENNEWICK WA  99338-7307

NEW YORK LIFE INVESTMENT MGMT LLC        93.54%                5,016.0100

CHRISTINE DEMPSEY TRA
WILLIAM GIBSON    TRA
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY LARGE CAP OPPORTUNITY FUND CLASS C

Registration                         % of Fund Held           Share Balance
---------------------------------    --------------           -------------
NFS LLC FEBO                              5.87%                   312.5230
FRANK JAMES
6204 23RD AVE
BROOKLYN NY  11204-3303

NEW YORK LIFE INVESTMENT MGMT LLC        94.13%                 5,016.0100
CHRISTINE DEMPSEY TRA
WILLIAM GIBSON    TRA
169 LACKAWANNA AVE
PARSIPPANY NJ  07054-1007

MAINSTAY GROWTH EQUITY FUND CLASS A

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           -------------
NEW YORK LIFE INSURANCE COMPANY         100.00%                5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY  10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS B

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           -------------
NEW YORK LIFE INSURANCE COMPANY          100.00%                5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY  10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS C

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           -------------
NEW YORK LIFE INSURANCE COMPANY          100.00%                5,000.0000
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY  10010-1603

MAINSTAY GROWTH EQUITY FUND CLASS I

Registration                         % of Fund Held           Share Balance
-------------------------------      --------------           -------------
NEW YORK LIFE INSURANCE COMPANY          100.00%               776,509.0790
ATTN THOMAS MAHON ROOM 201
51 MADISON AVENUE
NEW YORK NY  10010-1603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Company and the Trust. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

      MainStay Shareholder Services ("MainStay Investments"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MainStay Investments, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MainStay Investments provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MainStay Investments is paid per account fee and out-of-pocket expenses by the Funds. MainStay Investments has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117, is custodian of cash and securities of the Funds of the Company and Trust and has subcustodial agreements for holding the Funds' foreign assets.

REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

      Under certain circumstances, shareholders of the Funds of the Trust may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

      In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds that are rated Ca represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or
(d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con. (Baa).

      MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG: 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG: 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG: 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG: 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      CORPORATE SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations, which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

      CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      INVESTMENT GRADE

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      SHORT-TERM RATING DEFINITIONS

      A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH INVESTORS SERVICES, INC.

      TAX-EXEMPT BONDS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

      TAX EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                 MAINSTAY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                      MAINSTAY CONSERVATIVE ALLOCATION FUND
                        MAINSTAY MODERATE ALLOCATION FUND
                    MAINSTAY MODERATE GROWTH ALLOCATION FUND
                         MAINSTAY GROWTH ALLOCATION FUND

                  CLASS A, CLASS B, CLASS C, AND CLASS I SHARES

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                                  MARCH 1, 2006

      Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2006, for the Class A, Class B, Class C, and Class I shares of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, each a separate investment series (collectively, the "Funds" or "MainStay Funds") of Eclipse Funds Inc., a Maryland corporation (the "Company"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-800-MAINSTAY (1-800-624-6782).

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


      Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling tool free 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.


      The financial statements of the Company, including the Financial Highlights for the period presented in the 2005 Annual Report to Shareholders and the Report to Shareholders thereon of KPMG LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ECLIPSE FUNDS INC........................................................................    5
         The Manager.....................................................................    5
ADDITIONAL INFORMATION ABOUT THE FUNDS...................................................    5
         The Underlying Funds............................................................    7
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE FUNDS AND UNDERLYING
 FUNDS ..................................................................................

         ARBITRAGE.......................................................................     8
         BANK OBLIGATIONS................................................................     8
         BORROWING.......................................................................     8
         BRADY BONDS.....................................................................     9
         COMMERCIAL PAPER................................................................     9
         CONVERTIBLE SECURITIES..........................................................     9
         DEBT SECURITIES.................................................................    10
         DEPOSITARY RECEIPTS.............................................................    12
         DOLLAR-WEIGHTED AVERAGE MATURITY................................................    12
         EXCHANGE TRADED FUNDS...........................................................    12
         FIRM OR STANDBY COMMITMENTS - OBLIGATIONS WITH PUTS ATTACHED....................    13
         FLOATING AND VARIABLE RATE SECURITIES...........................................    14
         FLOATING RATE LOANS.............................................................    14
         FOREIGN CURRENCY TRANSACTIONS...................................................    16
         FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES..........................    19
         FOREIGN INDEX-LINKED INSTRUMENTS................................................    19
         FOREIGN SECURITIES..............................................................    20
         FUTURES TRANSACTIONS............................................................    21
         ILLIQUID SECURITIES.............................................................    27
         INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS..............................    27
         LENDING OF PORTFOLIO SECURITIES.................................................    28
         LOAN PARTICIPATION INTERESTS....................................................    28
         MORTAGE DOLLAR ROLLS............................................................    30
         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES..............................    30
         MUNICIPAL SECURITIES............................................................    36
         OPTIONS ON FOREIGN CURRENCIES...................................................    38
         OPTIONS ON SECURITIES...........................................................    39
         REAL ESTATE INVESTMENT TRUSTS ("REITs").........................................    43
         REPURCHASE AGREEMENTS...........................................................    44
         RESTRICTED SECURITIES -............ ............................................    44
         RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER .........................    44
         REVERSE REPURCHASE AGREEMENTS...................................................    45
         RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")......................    45
         SECURITIES INDEX OPTIONS........................................................    46
         SECURITIES OF OTHER INVESTMENT COMPANIES........................................    47
         SHORT SALES AGAINST THE BOX.....................................................    47
         SOURCES OF LIQUIDITY OR CREDIT SUPPORT..........................................    48
         STRIPPED SECURITIES.............................................................    48
         SWAP AGREEMENTS.................................................................    48
         TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS..................................    49
         UNFUNDED LOAN COMMITMENTS.......................................................    50
         U.S. GOVERNMENT SECURITIES......................................................    50
         VARIABLE RATE DEMAND NOTES ("VRDNs")............................................
         WARRANTS........................................................................    51
         WHEN-ISSUED SECURITIES..........................................................    51
         ZERO COUPON BONDS...............................................................    52
         SPECIAL CONSIDERATIONS FOR CERTAIN UNDERLYING FUNDS.............................    52
         FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO THE COMPANY ..................    54
BOARD MEMBERS AND OFFICERS...............................................................    55
   Board Members.........................................................................    55

         Officers........................................................................    55
         Compensation....................................................................    61
         Approval of Management Agreement................................................    61
         Code of Ethics..................................................................    61
THE MANAGER AND THE DISTRIBUTOR..........................................................    61
         Management Agreement............................................................    61
         Distribution Agreement..........................................................    62
         Distribution Plans..............................................................    63
PURCHASES AND REDEMPTIONS................................................................    66
PROXY VOTING POLICIES AND PROCEDURES.....................................................    66
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................................    68
PORTFOLIO MANAGERS.......................................................................    69
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................    70
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE...........................................    73
         How to Purchase Shares of the Funds.............................................    73
         General Information.............................................................    73
         By Mail.........................................................................    73
         By Telephone....................................................................    73
         By Wire.........................................................................    75
         Additional Investments..........................................................    75
         Systematic Investment Plans.....................................................    75
         Other Information...............................................................    75
ALTERNATIVE SALES ARRANGEMENTS...........................................................    76
         Initial Sales Charge Alternative Class A Shares.................................    76
         Purchases At Net Asset Value....................................................    77
         Reduced Sales Charges On Class A Shares.........................................    78
         Special Incentive Compensation Arrangements.....................................    78
         Letter Of Intent (LOI)..........................................................    78
         Contingent Deferred Sales Charge, Class A.......................................    79
         Contingent Deferred Sales Charge, Class B.......................................    79
         Contingent Deferred Sales Charge, Class C.......................................    80
NET ASSET VALUE..........................................................................    82
         How Portfolio Securities are Valued.............................................    82
TAX INFORMATION..........................................................................    83
         Character of Distributions to Shareholders......................................    85
         Disposition of Fund Shares......................................................    87
         Foreign Taxes...................................................................    88
         Passive Foreign Investment Companies............................................    88
         DISCOUNT........................................................................    88
TAXATION OF OPTIONS, FUTURES CONTRACTS,
         AND SIMILAR INSTRUMENTS.........................................................    89
         BACKUP WITHHOLDING..............................................................    90
         STATE AND LOCAL TAXES...........................................................    90
         FOREIGN INVESTORS...............................................................    90
PERFORMANCE INFORMATION..................................................................    77
OTHER INFORMATION........................................................................    90
         Capitalization..................................................................    90
         Effective Maturity..............................................................    90
         Control Persons and Beneficial Share Ownership of the Funds.....................    77
         Independent Registered Public Accounting Firm...................................    91
         Legal Counsel...................................................................    91
         Transfer Agent..................................................................    92
         Custodian.......................................................................    92
         Registration Statement..........................................................    92
APPENDIX A...............................................................................   A-1

      ECLIPSE FUNDS INC. (THE "COMPANY")

      The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "portfolios" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

      Shares of the Company are currently offered in fifteen separate portfolios, four of which are discussed in this SAI: the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, and MainStay Moderate Growth Allocation Fund.

      THE MANAGER

      New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds.

      ADDITIONAL INFORMATION ABOUT THE FUNDS

      The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager may, in its discretion, at any time, employ such practice, technique or instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.


      The Funds invest all of their assets in certain series of The MainStay Funds, Eclipse Funds and the Company. These series in which the Funds invest are referred to in this Statement as the "Underlying Funds." Each Underlying Fund is advised by NYLIM and considered to be "affiliates" of the Funds. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the portfolios of those Underlying Funds. The Underlying Funds, in which the Funds may invest, as set forth in the Funds' prospectus, are described below. The Manager may change the Underlying Funds from time to time without prior approval from shareholders. By investing in the Underlying Funds, the Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to the Underlying Funds," below, depending upon how their assets are allocated among the Underlying Funds. The Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and Statements of Additional Information. Those Prospectuses and Statements of Additional Information are available upon request, free of charge, by calling MainStay Investments at 1-800-624-6782.


      THE UNDERLYING FUNDS


      The Funds may choose to invest in certain series of the Company, as described herein, each of which, except Floating Rate Fund, is diversified.


      Eclipse Funds (the "Trust"), a Massachusetts business trust, was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act. Shares of the Trust are currently offered in three separate, diversified portfolios, any of which the Fund may choose to invest in.

      The MainStay Funds (the "MainStay Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 19 separate portfolios, any of which the Fund may choose to invest in. Each of these Underlying Funds, other than Global High Income Fund, is a diversified fund as defined by the 1940 Act.

      The Company, Trust and the MainStay Trust may be collectively referred to as "MainStay Funds" or the "MainStay Family of Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

      The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ANTICIPATED USE OF INVESTMENTS

The following chart indicates the types of investments that each Fund may typically utilize. The presence of an indication on the chart does not mean that a Fund will always use the indicated investment/technique in its portfolio nor does the absence of an indication mean that a Fund is restricted from using the investment/technique.

                                                                                         Moderate
                                  Conservative        Growth           Moderate           Growth
                                  Allocation        Allocation        Allocation        Allocation
                                     Fund              Fund              Fund              Fund
                                  ------------      ----------        ----------        -----------
Arbitrage
Bank Obligations                       -                 -                 -                 -
Borrowing
Brady Bonds
Commercial Paper                       -                 -                 -                 -
Common Stock
Convertible Securities
Debt Securities
Depositary Receipts
Exchange Traded Funds
Floating and Variable Rate
  Securities
Floating Rate Loans
Foreign Currency Transactions
Foreign Government and

                                                                                         Moderate
                                  Conservative        Growth           Moderate           Growth
                                   Allocation       Allocation        Allocation        Allocation
                                      Fund             Fund              Fund              Fund
                                  -------------     ----------        ----------        -----------
Supranational Entity
 Securities
Foreign Index-Linked
 Instruments
Foreign Securities
Futures Transactions
High Yield Securities ("Junk
 Bonds")
Illiquid Securities
Lending of Portfolio
 Securities
Loan Participation Interests
Mortgage Dollar Rolls
Mortgage-Related and Other
 Asset-Backed Securities
Municipals
Options on Foreign Currencies
Options on Securities
Preferred Stock
Real Estate Investment Trusts
 ("REITS")
Repurchase Agreements
Restricted Securities
Reverse Repurchase Agreements
Securities Index Options
Securities of Other
 Investment Companies                 -                 -                 -                 -
Short Sales Against the Box
Sources of Liquidity or
 Credit Support
Stripped Securities
Swap Agreements
Temporary Defensive Positions;
 Cash Equivalents
U.S. Government Securities
Warrants
When-Issued Securities
Zero Coupon Bonds

      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE FUNDS AND UNDERLYING FUNDS

      The Funds invest substantially all of their assets in the Underlying Funds. By investing in the Underlying Funds, each Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. The Underlying Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the applicable Prospectus and SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the portfolio manager of an Underlying Fund may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. The Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds which are not described below. A complete description of the Underlying Funds and their attendant risks is contained in the current Prospectuses and Statements of Additional Information, which are included in the registration statements (File Nos. 033-02610 and 811-04550 for The MainStay Funds, File Nos. 033-08865 and 811-04847 for Eclipse Funds, and File Nos. 033-36962 and 811-06175 for the Company) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The Prospectuses and Statements of Additional Information of the Underlying Funds may be obtained free of charge by calling MainStay Investments at 1-800-624-6782.

UNLESS OTHERWISE INDICATED ABOVE, EACH FUND MAY INVEST IN THE FOLLOWING SECURITIES AND ENGAGE IN THESE PARTICULAR INVESTMENT PRACTICES OR TECHNIQUES:

ARBITRAGE

Underlying Funds may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Underlying Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Underlying Fund at the time of the transaction, thus eliminating any risk to the assets of an Underlying Fund. Such transactions, which involve costs to an Underlying Fund, may be limited by the policy of each Underlying Fund to qualify as a "regulated investment company" under the Code.

BANK OBLIGATIONS

Funds and Underlying Funds may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. Funds and Underlying Funds may invest in CDs, time deposits, and other short-term obligations issued by S&Ls.

CDs are certificates evidencing the obligation of a bank or S&L to repay Fund and Underlying Funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Underlying Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Underlying Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. An Underlying Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have a capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

BORROWING

An Underlying Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires an Underlying Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, an Underlying Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the

Underlying Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of an Underlying Fund's borrowings, the Underlying Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on an Underlying Fund's NAV per share of any increase or decrease in the market value of the Underlying Fund's portfolio securities. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. An Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of an Underlying Fund's shares.

BRADY BONDS

Underlying Funds may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund or Underlying Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's or Underlying Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund or Underlying Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's or Underlying Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

CONVERTIBLE SECURITIES

An Underlying Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Underlying Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

An Underlying Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that an Underlying Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by an Underlying Fund, and thus the NAV of the shares of an Underlying Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of an Underlying Fund's investments, changes in relative values of the currencies in which an Underlying Fund's investments are denominated relative to the U.S. dollar, and the extent to which an Underlying Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by an Underlying Fund, and a decline in interest rates will increase the value of fixed income securities held by an Underlying Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

An Underlying Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Underlying Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Underlying Funds represent an investment in securities with fluctuating market prices, the value of shares of each Underlying Fund will vary as the aggregate value of the Underlying Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that an Underlying Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Underlying Funds but will be reflected in the NAV of the Underlying Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Underlying Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Underlying Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Underlying Funds to a degree comparable to that of rated securities which are consistent with the Underlying Funds' objective and policies.

Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by an Underlying Fund, the Underlying Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Underlying Fund's shareholders.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

An Underlying Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

DOLLAR-WEIGHTED AVERAGE MATURITY

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of an Underlying Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, reUnderlying Funding, or redemption provision, the date on which the instrument will probably be called, reUnderlying Funded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

EXCHANGE TRADED FUNDS

To the extent an Underlying Fund may invest in securities of other investment companies, the Underlying Fund may invest in shares of exchange traded Funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Underlying Fund could result in losses on the Underlying Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Underlying Fund. (See also "Securities of Other Investment Companies.")

Among other types of ETFs, an Underlying Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by an Underlying Fund. Moreover, an Underlying Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for an Underlying Fund due to transaction costs and other Underlying Fund expenses.

FIRM OR STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

A Fund or Underlying Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund or Underlying Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund or Underlying Fund will maintain liquid assets in an amount at least equal in value to the Fund's or Underlying Fund's commitments to purchase securities on a firm commitment basis and will designate which assets are being so maintained on its books and records. The Fund or Underlying Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time a firm commitment is entered into or closed to reflect a change in the Fund's or Underlying Fund's aggregate obligations to firm commitments.

An Underlying Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Underlying Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisor understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Underlying Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to an Underlying Fund, nor will an Underlying Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect an Underlying Fund's valuation of the security underlying the commitment. Any consideration paid by an Underlying Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Underlying Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to an Underlying Fund and not for purposes of leveraging the Underlying Fund's assets. However, an Underlying Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom an Underlying Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Underlying Fund.

The Underlying Funds do not believe that an Underlying Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Trust makes the commitment on behalf of an Underlying Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Underlying Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that an Underlying Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Underlying Fund will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such liquid assets either will mature or, if necessary, be sold on or before the settlement date.

FLOATING AND VARIABLE RATE SECURITIES

The Underlying Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide an Underlying Fund with a certain degree of protection against rises in interest rates, an Underlying Fund will participate in any declines in interest rates as well.

Certain Underlying Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of an Underlying Fund's limitation on investments in such securities.

FLOATING RATE LOANS

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which an Underlying Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual Underlying Funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

An Underlying Fund may invest in a Floating Rate Loan in one of three ways. (1) It may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. An Underlying Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, an Underlying Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

An Underlying Fund may make a direct investment in floating rate loans pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a Floating Rate Loan's "par" value, which is its face value. From time to time, Lenders in the primary market will receive an up-front fee for committing to purchase a Floating Rate Loan that is being originated. In such instances, the fee received is reflected on the books of the Underlying Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield an Underlying Fund receives on the investment. If an Underlying Fund purchases an existing assignment of a Floating Rate Loan, or purchases a participation interest in a Floating Rate Loan, it is said to be purchasing in the "secondary" market. Purchases of Floating Rate Loans in the secondary market may take place at, above, or below the par value of a Floating Rate Loan. Purchases above par will effectively reduce the amount of interest being received by the Underlying Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Underlying Fund through the amortization of the purchase price discount. An Underlying Fund may be able to invest in Floating Rate Loans only through participation interests or assignments at certain times when reduced primary investment opportunities in Floating Rate Loans may exist.

If an Underlying Fund purchases an assignment from a lender, the Underlying Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if an Underlying Fund purchases a participation interest either from a lender or a participant, the Underlying Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Underlying Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Underlying Fund, in addition to the usual credit risk of the borrower. Therefore, when an Underlying Fund invests in Floating Rate Loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Underlying Fund and a borrower.

Typically, Floating Rate Loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Floating Rate Loan must comply with various restrictive covenants contained in any Floating Rate Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Floating Rate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Floating Rate Loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Floating Rate Loan.

The Manager must determine that the investment is suitable for each Underlying Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Underlying Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Underlying Fund's NAV may be affected. Investment in Floating Rate Loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in an Underlying Fund's NAV as a result of changes in interest rates. However, the Underlying Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

An Underlying Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Underlying Funds' assets. However, an Underlying Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that an Underlying Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. An Underlying Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, an Underlying Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which an Underlying Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

While an Underlying Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Underlying Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between an Underlying Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Underlying Fund. Such imperfect correlation may prevent the Underlying Fund from achieving the intended hedge or expose the Underlying Fund to the risk of currency exchange loss.

An Underlying Fund will maintain liquid assets in an amount at least equal in value to the Underlying Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Underlying Fund will make appropriate changes to the liquid assets designated
(1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Underlying Fund's aggregate obligations under these contracts. At the maturity of a forward contract, an Underlying Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. An Underlying Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Underlying Fund may suffer a loss.

Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of an Underlying Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which an Underlying Fund might employ a foreign currency transaction. When an Underlying Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, an Underlying Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although an Underlying Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Underlying Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), an Underlying Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

An Underlying Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Underlying Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Underlying Fund to assume the risk of fluctuations in the value of the currency it purchases.

An Underlying Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, an Underlying Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If an Underlying Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Underlying Fund into such currency. If an Underlying Fund engages in an offsetting transaction, the Underlying Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

When an Underlying Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, an Underlying Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. An Underlying Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, an Underlying Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Underlying Fund's commitments under these contracts and will designate which assets are being so maintained on its books and records. The Underlying Fund will make appropriate changes to the liquid assets designated (1) on a daily basis to reflect changes in the value of the liquid assets designated and (2) as of the time these contracts are entered into or closed to reflect a change in the Underlying Fund's aggregate obligations under these contracts. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Underlying Fund will maintain liquid assets as described above

It should be realized that the use of forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.

The Underlying Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter an Underlying Fund's exposure to currencies and could result in losses to the Underlying Fund if currencies do not perform as the Manager or Subadvisor anticipates. An Underlying Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain that might be realized by an Underlying Fund if the value of the hedged currency increases.

An Underlying Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

To different degrees, certain Underlying Funds are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). An Underlying Fund's portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited legal recourse in the event of default.

The Underlying Fund's Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Underlying Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of Underlying Fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Certain Underlying Funds' portfolios may also include debt securities denominated in European Currency Units of an issuer in a country in which the Underlying Funds may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect an Underlying Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Underlying Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause an Underlying Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

An Underlying Fund may invest, subject to compliance with each Underlying Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, an Underlying Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Underlying Funds" ability to invest in foreign index-linked instruments

FOREIGN SECURITIES

An Underlying Fund may invest in U.S. dollar-denominated and non-U.S.-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Underlying Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Underlying Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Certain securities are issued by companies domiciled outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar-denominated securities traded in U.S. securities markets.

Certain Underlying Funds may invest in countries with emerging markets. Countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

An Underlying Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Underlying Fund's securities. An Underlying Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Underlying Fund's portfolio and for other appropriate risk management and investment purposes. For example, an Underlying Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of an Underlying Fund's portfolio of fixed-income securities.

An Underlying Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. An Underlying Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Underlying Fund's ability to invest in foreign currencies, each Underlying Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. An Underlying Fund may also purchase and write put and call options on futures contracts of the type into which such Underlying Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Underlying Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject an Underlying Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of an Underlying Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Underlying Fund than might later be available in the market when the Underlying Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Underlying Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by an Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Underlying Fund will mark-to-market its open futures positions. Moreover, each Underlying Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by an Underlying Fund will usually be liquidated in this manner, the Fund or Underlying Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Underlying Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Consistent with applicable law, Underlying Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--an Underlying Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. An Underlying Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Underlying Fund (or securities having characteristics similar to those held by the Underlying Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Underlying Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, an Underlying Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Underlying Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Underlying Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. An Underlying Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Underlying Fund's portfolio.

An Underlying Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge an Underlying Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Underlying Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when an Underlying Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of an Underlying Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Underlying Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Underlying Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, an Underlying Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, an Underlying Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. An Underlying Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Underlying Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Currency Futures. A sale of a currency futures contract creates an obligation by an Underlying Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by an Underlying Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. An Underlying Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Underlying Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Underlying Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Underlying Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by an Underlying Fund, the Underlying Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Underlying Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Underlying Fund, the Underlying Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Underlying Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Underlying Fund realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of an Underlying Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Underlying Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by an Underlying Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Underlying Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging an Underlying Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Underlying Fund is not fully invested or of lengthening the average maturity or duration of an Underlying Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Underlying Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If an Underlying Fund writes options on futures contracts, the Underlying Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Underlying Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Underlying Fund. If the option is exercised, the Underlying Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Underlying Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Underlying Fund writes a put option on a futures contract on debt securities related to securities that the Underlying Fund expects to acquire and the market price of such securities increases, the net cost to an Underlying Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Underlying Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, an Underlying Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Underlying Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. An Underlying Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Underlying Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Underlying Fund's net assets.

A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Underlying Fund.

When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the Underlying Fund's custodian).

When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund.

When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Underlying Fund's securities being hedged, even if the hedging vehicle closely correlates with an Underlying Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Underlying Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when an Underlying Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Underlying Fund's portfolio might decline. If this were to occur, the Underlying Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Underlying Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Underlying Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that an Underlying Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

ILLIQUID SECURITIES

An Underlying Fund may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Underlying Fund's net assets (15% for certain Underlying Funds) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to an Underlying Fund.

Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of an Underlying Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

LENDING OF PORTFOLIO SECURITIES

A Fund or Underlying Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. With respect to the Company, the total market value of securities loaned will not exceed one-third or 33 1/3% of the total assets of the Funds and Underlying Funds (lower limits apply for certain Underlying Funds as set forth in the applicable Prospectus). The Fund or Underlying Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund or Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund or Underlying Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund or Underlying Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, and the Underlying Funds have entered into an agency agreement with Investors Bank & Trust Company, which act as the Funds' and Underlying Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund or Underlying Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the total market value of the securities loaned will not exceed one third of the value of the total assets of the lending Underlying Fund. Under the guidelines adopted by the Boards, the agent is not permitted to lend more than 5% of a Fund's or Underlying Fund's total assets to any one counterparty.

Subject to exemptive relief granted by the SEC to the Funds and Underlying Funds from certain provisions of the 1940 Act, the Funds and Underlying Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds and Underlying Funds.

LOAN PARTICIPATION INTERESTS

An Underlying Fund may invest in participation interests in loans. An Underlying Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, an Underlying Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, an Underlying Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which

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case, the Underlying Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

An Underlying Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Underlying Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Underlying Fund must rely on the lending institution for that purpose. An Underlying Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. An Underlying Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement an Underlying Fund has direct recourse against the borrower (which is unlikely), an Underlying Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and Underlying Funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of an Underlying Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When an Underlying Fund acts as co-lender in connection with Participation Interests or when an Underlying Fund acquires a Participation Interest the terms of which provide that the Underlying Fund will be in privity of contract with the corporate borrower, the Underlying Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Underlying Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests an Underlying Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Underlying Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in an Underlying Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When an Underlying Fund is required to rely upon a lending institution to pay the Underlying Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Underlying Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Underlying Fund's portfolio.

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The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. An Underlying Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Underlying Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Underlying Fund and the co-lender.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which an Underlying Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. An Underlying Fund will maintain liquid assets having a value not less than the repurchase price and will designate which assets are being so maintained on its books and records. MDR transactions involve certain risks, including the risk that the MBS returned to the Underlying Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Underlying Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Underlying Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Underlying Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

An Underlying Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Underlying Fund's investment adviser. In addition, if any such security is determined to be illiquid, an Underlying Fund will limit its investments in these and other illiquid instruments subject to an Underlying Fund's limitation on investments in illiquid securities.

Mortgage Pass-Through Securities. The Underlying Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of

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

the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Underlying Funds reserve the right to invest in them.

Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in

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determining whether a mortgage-related security meets an Underlying Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Underlying Fund's Manager or Subadvisor determines that the securities meet the Underlying Fund's quality standards.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Underlying Fund's Manager or Subadvisor determines that the securities meet the Underlying Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. An Underlying Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Underlying Fund's Manager or Subadvisor, are illiquid, subject to an Underlying Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The eligible Underlying Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of an Underlying Fund's net assets would be invested in any one such CMO, more than 10% of the Underlying Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Underlying Fund would hold more than 3% of any outstanding issue of such CMOs.

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FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking Underlying Fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking Underlying Fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking Underlying Fund obligation for any payment date are paid to the holders of the CMOs as additional sinking Underlying Fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking Underlying Fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking Underlying Fund obligation on the next sinking Underlying Fund payment date, FHLMC agrees to make up the deficiency from its general Underlying Funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Underlying Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, an Underlying Fund's Manager or Subadvisor will, consistent with the Underlying Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the

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index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities. Certain of the the Underlying Funds limit their investment in CMO residuals to less than 5% of its net assets.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, an Underlying Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Underlying Fund to be deemed to have taxable income in addition to their Underlying Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Underlying Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by an Underlying Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Underlying Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Underlying Funds that hold such interests. The Underlying Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater

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than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Underlying Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Underlying Funds, the ability of an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Underlying Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and an Underlying Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that an Underlying Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Other Asset-Backed Securities. The Underlying Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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If consistent with a Fund's investment objective and policies, and in the case of an Underlying Fund that is a money market fund, the requirements of Rule 2a-7, an Underlying Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.


MUNICIPAL SECURITIES

An Underlying Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain Underlying Funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain Underlying Funds for privately operated facilities and are, in most cases, revenue bonds that do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide Underlying Funds for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

Project Notes are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to Underlying Fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and

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interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve Underlying Fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve Underlying Fund.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

There may be other types of municipal securities that become available that are similar to the foregoing described municipal securities in which each Underlying Fund may invest.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire Underlying Funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Underlying Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of Underlying Funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Underlying Funds will be determined pursuant to guidelines approved by the Board of Trustees/Directors. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Income Level and Credit Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any,

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which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Underlying Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.

Tax Considerations. The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Underlying Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS ON FOREIGN CURRENCIES

To the extent that it invests in foreign currencies, an Underlying Fund may purchase and write options on foreign currencies. An Underlying Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. An Underlying Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. An Underlying Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Underlying Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Underlying Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Underlying Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Underlying Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Underlying Fund intends to acquire. As in the case of other types of options transactions, however, the benefit an Underlying Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may also write options on foreign currencies for hedging purposes. For example, if an Underlying Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Underlying Fund.

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

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Underlying Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and an Underlying Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, an Underlying Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by an Underlying Fund is "covered" if that Underlying Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration designated by the Underlying Fund and being maintained on its books and records) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if an Underlying Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Underlying Fund maintains and designates on its books and records the difference in liquid assets.

Options on foreign currencies to be written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to an Underlying Fund's position, an Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

An Underlying Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Underlying Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

An Underlying Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

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

The Underlying Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When an Underlying Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If an Underlying Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Underlying Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of an Underlying Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

Writing Call Options. An Underlying Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by an Underlying Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund or Underlying Fund maintains and designates on its books and records the difference in liquid assets.

An Underlying Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Underlying Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Underlying Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. An Underlying Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

An Underlying Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Underlying Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Underlying Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Underlying Fund. When a security is to be sold from the Underlying Fund's portfolio, the Underlying Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If an

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Underlying Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Underlying Fund will not sell the underlying security until the option expires, or the Underlying Fund otherwise covers the existing option portion or the Underlying Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Underlying Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in an Underlying Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Underlying Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. An Underlying Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by an Underlying Fund are agreements by an Underlying Fund, for a premium received by the Underlying Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by an Underlying Fund is "covered" if the Underlying Fund maintains and designates on its books and records, liquid assets with a value equal to the exercise price. A put option is also "covered" if the Underlying Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Underlying Fund maintains and designates on its books and records the difference in liquid assets.

The premium that the Underlying Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Underlying Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Underlying Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Underlying Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If an Underlying Fund is able to enter into a closing purchase transaction, the Underlying Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Underlying Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Underlying Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Underlying Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code

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for qualification as a regulated investment company and the Underlying Funds'
intention that each Underlying Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Underlying Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Purchasing Options. Each Underlying Fund, as specified for the Underlying Fund in the Prospectus, may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Underlying Funds will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Underlying Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable an Underlying Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Underlying Fund will continue to receive interest or dividend income on the security. The put options purchased by the Underlying Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Underlying Fund or to a security that the Underlying Fund has the right to purchase. In the case of a purchased call option, the Underlying Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Underlying Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Underlying Funds may also purchase call options on securities the Underlying Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Underlying Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Underlying Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Underlying Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Underlying Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Married Puts. An Underlying Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Underlying Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Underlying Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Underlying Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Underlying Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Underlying Fund. The writer of the put option may require that the Underlying Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase

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above the strike or exercise price of the option, the Underlying Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. An Underlying Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. An Underlying Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Underlying Fund. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Underlying Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

An Underlying Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Underlying Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of an Underlying Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

An Underlying Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The Underlying Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that an Underlying Fund invests in REITs, the Underlying Fund is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Underlying Funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Underlying Fund's shares may change at different rates compared to the value of shares of a mutual Underlying Fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

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REPURCHASE AGREEMENTS

A Fund or an Underlying Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy pursuant to guidelines adopted by the Trustees.

A repurchase agreement, which provides a means for a Fund or Underlying Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund or Underlying Fund. The Fund or Underlying Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund or Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund or Underlying Fund together with the repurchase price upon repurchase. In either case, the income to the Fund or Underlying Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund or Underlying Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund or Underlying Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund or Underlying Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund or Underlying Fund has not perfected a security interest in the Obligation, the Fund or Underlying Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund or Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund or Underlying Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund or Underlying Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Directors/Trustees have delegated to each Fund and Underlying Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Funds' and Underlying Funds' use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds and Underlying Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds or Underlying Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund or Underlying Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund or Underlying Fund subject to a repurchase agreement as being owned by the Fund or Underlying Fund or as being collateral for a loan by the Fund or Underlying Fund to the seller.

RESTRICTED SECURITIES

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees/Directors). Difficulty in selling securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Underlying Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

REVERSE REPURCHASE AGREEMENTS

A Fund or Underlying Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund or Underlying Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund or Underlying Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund or Underlying Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund or Underlying Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Fund or Underlying Fund will maintain liquid assets in an amount at least equal in value to the Fund's or Underlying Fund's commitments to cover their obligations under the agreement and will designate which assets are being so maintained on its books and records.

The use of reverse repurchase agreements by a Fund or Underlying Fund creates leverage that increases a Fund's or Underlying Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's or Underlying Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Underlying Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Underlying Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on Underlying Fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

If the issuer of high yield/high risk bonds defaults, an Underlying Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Underlying Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Underlying Fund, the Underlying Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Underlying Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on an Underlying Fund's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. An Underlying Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Underlying Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Underlying Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

SECURITIES INDEX OPTIONS

An Underlying Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of an Underlying Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment

Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by an Underlying Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by an Underlying Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on an Underlying Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by an Underlying Fund.

An Underlying Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. An Underlying Fund may also allow options to expire unexercised.

SECURITIES OF OTHER INVESTMENT COMPANIES

An Underlying Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Underlying Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit an Underlying Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Underlying Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Underlying Fund's total assets in securities of all investment companies. Each Underlying Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Underlying Fund invests in addition to the fees and expenses the Underlying Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles, investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Underlying Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

SHORT SALES AGAINST THE BOX

An Underlying Fund may engage in short sales, which are transactions in which an Underlying Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Underlying Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of an Underlying Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, an Underlying Fund owns or has the right to obtain securities equivalent in kind and amount. An Underlying Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Underlying Fund. If the value of a security sold short against the box increases, the Underlying Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Underlying Fund may maintain liquid assets, equal in value to 50% of the value of the short sale, and will designate which assets are being so maintained on its books and records. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Underlying Fund has open short sales, were to become bankrupt, an Underlying Fund could experience losses or delays in recovering gains on short sales. An Underlying Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.

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SOURCES OF LIQUIDITY OR CREDIT SUPPORT

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or an Underlying Fund's share price.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

An Underlying Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Underlying Fund than if the Underlying Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Underlying Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, an Underlying Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying

Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets, which have been designated by the Underlying Fund and are being maintained on its books and records for this purpose, to avoid any potential leveraging of the Underlying Fund's portfolio.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift an Underlying Fund's investment exposure from one type of investment to another. For example, if an Underlying Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Underlying Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Underlying Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from an Underlying Fund. If a swap agreement calls for payments by an Underlying Fund, the Underlying Fund must be prepared to make such payments when due.

Whether an Underlying Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then an Underlying Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause an Underlying Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Fund's repurchase agreement guidelines. Certain restrictions imposed on the Underlying Funds by the Code may limit the Underlying Funds' ability to use swap agreements. An Underlying Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Underlying Fund, may invest outside the scope of its principal investment focus. Under such conditions, an Underlying Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Underlying Fund will achieve its investment objective. Under such conditions, an Underlying Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Income Underlying Fund and International Equity Underlying Fund may hold foreign cash and cash equivalents.

In addition, a portion of each Underlying Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

UNFUNDED LOAN COMMITMENTS

The Underlying Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as an Underlying Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Underlying Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

      Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk -- the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

      Since an Underlying Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitment and will designate which assets are being so maintained on its books and records. The Underlying Fund will make appropriate changes to the liquid assets designated on a daily basis to reflect changes in the value of the liquid assets designated or the amount of the unfunded commitment.

      The Underlying Fund records an investment when the borrower draws down the money and records interest as earned. Unfunded loan commitments are considered as having no value for purposes of determining the Underlying Funds' net asset values.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

WARRANTS

To the extent that an Underlying Fund invests in equity securities, the Underlying Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Underlying Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by an Underlying Fund and no interest accrues to the Underlying Fund. To the extent that assets of an Underlying Fund are held in cash pending the settlement of a purchase of securities, that Underlying Fund would earn no income; however, it is the Underlying Funds' intention that each Underlying Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Underlying Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to an Underlying Fund and not for purposes of leveraging the Underlying Fund's assets. However, an Underlying Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom an Underlying Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Underlying Fund.

The Underlying Funds do not believe that an Underlying Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time an Underlying Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Underlying Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to an Underlying Fund and not for purposes of leveraging the Underlying Fund's assets. However, an Underlying Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom an Underlying Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Underlying Fund. An Underlying Fund will maintain liquid assets in an amount at least equal in value to any commitments to purchase securities on a when-issued basis and will designate which assets are being so maintained on their books and records. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Underlying Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Underlying Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which an Underlying Fund must accrue and distribute every year even though the Underlying Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

SPECIAL CONSIDERATIONS FOR CERTAIN UNDERLYING FUNDS

"Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, an Underlying Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or Underlyying Funds or represent the advisability of investing in any of these Funds.

The MainStay All Cap Growth Fund, MainStay All Cap Value Fund, MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, MainStay Indexed Bond Fund and the other MainStay Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.

The Underlying Funds that are managed as index funds (MainStay S&P 500 Index Fund and MainStay Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The MainStay S&P 500 Index Fund is managed to parallel the performance of the S&P 500(R) Index. The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). Because of market-value weighting, as of December 31, 2004, the 10 largest companies in the S&P 500(R) Index accounted for approximately 21.2282% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of market capitalization accounted for approximately 15% of the market capitalization of the entire S&P 500(R) Index.

In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500(R) Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500(R) Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500(R) Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of shareholder redemptions, if any.

      The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $340 million to $9.4 billion.

      The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2004 the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $70 million to $4.9 billion.

      The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

      The Citigroup Broad Investment Grade Bond Index ("BIG Index") is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

      - The stocks to be included in the index sample are selected according to the following procedures:

      - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

      - The same ratio is calculated for the entire market called "market alpha."

      - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

      - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

      The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

      Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

      -     a delisting of the stock,

      -     suspensions from trading for more than 10 trading sessions, and

      - other events, which make it reasonably certain that the stock has lost liquidity and/or market value.

      In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO THE COMPANY

      The investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

      Each of the Company's Funds may not:

      (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

      (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

      (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

      For the purposes of fundamental investment restriction (1) above, the Funds may use the industry classifications provided by Bloomberg, L.P, the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system approved by the Board. As of the date of this SAI, the Funds relied on the GICS classifications. A Fund's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval. Notwithstanding any other fundamental investment restriction or policy and in accordance with Section 12(d)(1)(G) of the 1940 Act, each Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

      The investment objective of each Fund is non-fundamental and may be changed by the Board without shareholder approval.

      BOARD MEMBERS AND OFFICERS

      The Board Members oversee the Funds and the Manager. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                  BOARD MEMBERS

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                                                                                                COMPLEX             OTHER
                                    TERM OF OFFICE                   PRINCIPAL                  OVERSEEN        DIRECTORSHIPS
     NAME AND       POSITION(S)       AND LENGTH                   OCCUPATION(S)              BY DIRECTOR/         HELD BY
   DATE OF BIRTH    WITH COMPANY      OF SERVICE                 DURING PAST 5 YEARS            TRUSTEE       DIRECTOR/ TRUSTEE
------------------- ------------ -------------------- --------------------------------------- ------------ -----------------------
LAWRENCE GLACKEN    Director     Indefinite; Director Retired.                                   18        Trustee, Eclipse Funds.
10/22/27                         since 1991

PETER MEENAN (1)    Director     Indefinite; Director Consultant; President and Chief            18        Trustee, Eclipse
12/5/41                          since 2002           Executive Officer of Babson-United,                  Funds; Trustee, The
                                                      Inc. (2000-2004); Head of Global Funds,              Vantagepoint Funds.
                                                      Citicorp (1995 to 1999).

ROBERT P. MULHEARN  Director     Indefinite; Director Retired.                                   19        Trustee, Eclipse Funds.
3/11/47                          since 1991

SUSAN B. KERLEY (2) Director     Indefinite; Director President, Strategic Management            18        Trustee, Eclipse
8/12/51                          since 1991           Advisors LLC.                                        Funds; Director,
                                                                                                           SSB/Citi Mutual Funds.


(1)   Mr. Meenan has been appointed Chairman of the Audit Committee.

(2)   Ms. Kerley has been designated the Lead Independent Director/Trustee.

                                                              OFFICERS*

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND           OTHER
                                    TERM OF OFFICE                  PRINCIPAL                   COMPLEX       DIRECTORSHIPS
     NAME AND       POSITION(S)       AND LENGTH                  OCCUPATION(S)                 OVERSEEN         HELD BY
   DATE OF BIRTH   WITH COMPANY       OF SERVICE                DURING PAST 5 YEARS            BY OFFICER        OFFICER
----------------- --------------- ----------------- ----------------------------------------- ------------ -------------------
GARY E. WENDLANDT Chief Executive Indefinite; since Chief Executive Officer, Chairman, and    58           None
10/8/50           Officer         2005              Manager, New York Life Investment
                                                    Management LLC (including predecessor
                                                    advisory organizations) and New York
                                                    Life Investment Management Holdings LLC;
                                                    Executive Vice President, New York Life
                                                    Insurance Company; Executive Vice
                                                    President and Manager, NYLIFE LLC;
                                                    Chairman, McMorgan & Company LLC,
                                                    Madison Capital Funding LLC, and NYLCAP
                                                    Manager LLC; Manager, MacKay Shields
                                                    LLC; Executive Vice President, New York
                                                    Life Insurance and Annuity Corporation;
                                                    Chairman, Chief Executive Officer, and
                                                    Director, MainStay VP Series Fund, Inc.
                                                    (Chairman and Chief Executive Officer
                                                    since January 2002, and Director since
                                                    November 2001); Chairman, Chief
                                                    Executive Officer, and Trustee, The
                                                    MainStay Funds (Chairman since 2002,
                                                    Chief Executive Officer since 2004, and
                                                    Trustee since 2000); Chief Executive
                                                    Officer, Eclipse Funds (since 2005);
                                                    Executive Vice President and Chief
                                                    Investment Officer, MassMutual Life
                                                    Insurance Company (1993 to 1999).

ROBERT A. ANSELMI Chief Legal     Indefinite; since Senior Managing Director, General         64           None
10/19/46          Officer         2003              Counsel and Secretary, New York Life
                                                    Investment Management LLC (including
                                                    predecessor advisory organizations);
                                                    General Counsel and Secretary, New York
                                                    Life Investment Management Holdings LLC;
                                                    Senior Vice President, New York Life
                                                    Insurance Company; Vice President and
                                                    Secretary, McMorgan & Company LLC;
                                                    Secretary, NYLIM Service Company LLC,
                                                    NYLCAP Manager LLC, and Madison Capital
                                                    Funding LLC; Chief Legal Officer,
                                                    Eclipse Funds, The MainStay Funds and
                                                    MainStay VP Series Fund, Inc.; Managing
                                                    Director and Senior Counsel, Lehman
                                                    Brothers Inc. (October 1998 to December
                                                    1999); General Counsel and Managing
                                                    Director, JP Morgan Investment
                                                    Management Inc. (1986 to September 1998).

PATRICK G. BOYLE  Executive Vice  Indefinite; since Executive Vice President, New York Life   18           New York Life Trust
11/24/53          President       2003              Investment Management LLC (including                   Company; Madison
                                                    predecessor advisory                                   Capital Funding LLC

                                                     organizations) (2002 to present); Senior
                                                     Managing Director, New York Life Investment
                                                     Management LLC, (including predecessor
                                                     advisory organizations) (2000 to 2002);
                                                     Senior Vice President, Pension
                                                     Department, New York Life Insurance
                                                     Company (1991 to 2000); Director,
                                                     Eclipse Funds Inc. (1990 to 2003);
                                                     Executive Vice President, Eclipse Funds
                                                     (since 2003); Trustee, New York Life
                                                     Investment Management Institutional
                                                     Funds (2002 to 2003).

CHRISTOPHER O.     President       Indefinite; since Executive Vice President, New York Life     37           None
BLUNT                              2005              Investment Management LLC and New York
5/13/62                                              Life Investment Management Holdings LLC;
                                                     Manager and Executive Vice President,
                                                     NYLIM Product Distribution, NYLIFE
                                                     Distributors LLC; Chairman, NYLIM
                                                     Service Company LLC; Chairman and Class
                                                     C Director, New York Life Trust Company,
                                                     FSB; Chairman, New York Life Trust
                                                     Company; President, The MainStay Funds;
                                                     Chairman and Chief Executive Officer,
                                                     Giving Capital, Inc. (2001 to June
                                                     2004); Chief Marketing Officer --
                                                     Americas, Merrill Lynch Investment
                                                     Managers (1999 to 2001); President,
                                                     Mercury Funds Distributors (1999 to
                                                     2001).


ARPHIELA ARIZMENDI Treasurer,      Indefinite; since Director of Fund Accounting and             64           None
10/26/56           and Principal   2005              Administration, New York Life Investment
                   Financial and                     Management LLC (since ); Treasurer, and
                   Accounting                        Principal Financial and Accounting
                   Officer                           Officer, Eclipse Funds, The MainStay
                                                     Funds, McMorgan Funds and MainStay VP
                                                     Series Fund, Inc. (since December 2005);
                                                     Assistant Treasurer, The MainStay Funds,
                                                     Eclipse Funds, Eclipse Funds Inc.,
                                                     McMorgan Funds and MainStay VP Series
                                                     Fund, Inc. (1992-2005).


TONY ELAVIA        Senior Vice     Since 2005        Senior Managing Director, New York Life     18           None
1/11/56            President                         Investment Management LLC; Chief
                                                     Investment Officer of NYLIM Equity
                                                     Investors Group; Senior Vice President,
                                                     Eclipse Funds (since 2005); Managing
                                                     Director and Senior Portfolio Manager of
                                                     the Large Cap Growth Team of Putnam
                                                     Investments (1998 to 2004).

SCOTT T.           Vice President- Since 2005        Director, New York Life Investment          58           None
HARRINGTON         Administration                    Management LLC (including predecessor
2/8/59                                               advisory organizations); Vice President
                                                     - Administration, Eclipse Funds,
                                                     MainStay VP Series Fund, Inc., The
                                                     MainStay Funds (since June 2005).

ALISON H. MICUCCI  Vice President- Since 2004        Managing Director and Chief Compliance      58           None
12/16/65           Compliance                        Officer, New York Life Investment
                                                     Management LLC (June 2003 to present);
                                                     Chief Compliance

                                                     Officer, New York Life
                                                     Investment Management Holdings LLC (June
                                                     2003 to present); Managing Director,
                                                     Compliance, NYLIFE Distributors LLC;
                                                     Vice President - Compliance, Eclipse
                                                     Funds, The MainStay Funds and MainStay
                                                     VP Series Fund, Inc.; Deputy Chief
                                                     Compliance Officer, New York Life
                                                     Investment Management LLC (September
                                                     2002 to June 2003); Vice President and
                                                     Compliance Officer, Goldman Sachs Asset
                                                     Management (November 1999 to August
                                                     2002).

MARGUERITE E.H.    Secretary       Since 2004        Managing Director and Associate General  58           None
MORRISON                                             Counsel, New York Life Investment
3/26/56                                              Management LLC (since June 2004);
                                                     Managing Director and Secretary, NYLIFE
                                                     Distributors LLC; Secretary, Eclipse
                                                     Funds, The MainStay Funds and MainStay
                                                     VP Series Fund, Inc.; Chief Legal
                                                     Officer - Mutual Funds and Vice
                                                     President and Corporate Counsel, The
                                                     Prudential Insurance Company of America
                                                     (2000 to June 2004).

RICHARD W. ZUCCARO Vice President - Since 1991       Vice President, New York Life Insurance  58           None
12/12/49           Tax                               Company; Vice President, New York Life
                                                     Insurance and Annuity Corporation, New
                                                     York Life Trust Company, FSB, NYLIFE
                                                     Insurance Company of Arizona, NYLIFE
                                                     LLC, and NYLIFE Securities Inc.; Vice
                                                     President, Tax, NYLIFE Distributors LLC;
                                                     Tax Vice President, New York Life
                                                     International, LLC, New York Life Trust
                                                     Company, and NYLIM Service Company LLC;
                                                     Vice President - Tax, Eclipse Funds, The
                                                     MainStay Funds and MainStay VP Series
                                                     Fund, Inc.

      * The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, Eclipse Funds, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."


      The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were four Audit Committee meetings held during the fiscal year ended October 31, 2005.


      The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board Members: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were no Nominating Committee meetings held during the fiscal year ended October 31, 2005.



      The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include: Gary
E. Wendlandt, Arphiela Arizmendi, Alison Micucci, Marguerite E. H. Morrison, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2005.


      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Alison Miccuci, Marguerite E. H. Morrison, Ravi Akhoury, Gary E. Wendlandt and Arphiela Arizmendi. There were no Subcommittee meetings held during the fiscal year ended October 31, 2005.

      As of December 31, 2005, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:

      NON-INTERESTED BOARD MEMBERS OF THE COMPANY


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                                                                        INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF
   BOARD MEMBER    DOLLAR RANGE OF EQUITY SECURITIES IN THE COMPANY                        INVESTMENT COMPANIES
------------------ ------------------------------------------------ -------------------------------------------------------------
Lawrence Glacken   Over $100,000 (All Cap Growth Fund)              Over $100,000
Peter Meenan       $10,001 - $50,000 (Floating Date Fund)           $10,001 - $50,000
Robert P. Mulhearn Over $100,000 (MainStay Floating Rate Fund)      Over $100,000
Susan B. Kerley    $50,001 - $100,000 (Cash Reserves Fund)          Over $100,000
                   $10,001 - $50,000 (Floating Rate Fund)
                   $10,001 - $50,000 (Moderate Asset Allocation)


      As of December 31, 2005, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

      NON-INTERESTED BOARD MEMBERS

                        NAME OF OWNERS AND RELATIONSHIP TO BOARD            TITLE OF                         PERCENT OF
NAME OF BOARD MEMBER                      MEMBER                  COMPANY     CLASS   VALUE OF SECURITIES**     CLASS
--------------------    ----------------------------------------  -------   --------  ---------------------  ----------
Lawrence Glacken        N/A                                       --        --        None                   --
Peter Meenan            N/A                                       --        --        None                   --
Robert P. Mulhearn      N/A                                       --        --        None                   --
Susan B. Kerley         N/A                                       --        --        None                   --

      COMPENSATION

      The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2005, from the Company and from certain other investment companies that have the same investment adviser as the Company or an investment adviser that is an affiliated person of the Manager. Directors, other than those affiliated with the Manager, New York Life, or the Distributor, are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. The Lead Director and the Audit Committee Chair each receive an additional retainer of $10,000. The retainers are paid in the aggregate for the Company and Eclipse Funds.

      COMPENSATION TABLE FOR THE NON-INTERESTED BOARD MEMBERS OF THE COMPANY

                                                               PENSION OR RETIREMENT ESTIMATED ANNUAL TOTAL COMPENSATION FROM
                 AGGREGATE COMPENSATION AGGREGATE COMPENSATION  BENEFITS ACCRUED AS    BENEFITS UPON  COMPANY AND FUND COMPLEX
  BOARD MEMBER      FROM THE COMPANY      FROM ECLIPSE FUNDS   PART OF FUND EXPENSES    RETIREMENT      PAID TO BOARD MEMBER
---------------- ---------------------- ---------------------- --------------------- ---------------- ------------------------
Lawrence Glacken       $50,782.46             $ 9,117.54                 None             None                $59,900.00
Susan B. Kerley        $57,287.68             $10,112.32                 None             None                $67,400.00
Peter Meenan           $57,287.68             $10,112.32                 None             None                $67,400.00
Robert P.              $50,782.46             $ 9,117.54                 None             None                $59,900.00
Mulhearn

      As of January 31, 2006, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.

      The Funds have agreed to reimburse NYLIM for a portion of the compensation of the Funds' Chief Compliance Officer.

      CODE OF ETHICS

      The Company, Manager, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER AND THE DISTRIBUTOR

      MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement entered into by the Company dated March 30, 2005 with respect to the Funds, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.


      The Board Members, including the Independent Board Members, initially approved a Management Agreement for the Funds at in-person meetings held on March 30, 2005. The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Manager.

      The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

      Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

      (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company.

      The Funds do not pay any fees to the Manager in return for these services under the Management Agreement. The Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.

      Effective July 7, 2005 Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

      DISTRIBUTION AGREEMENT

      NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994, as amended with respect to the Funds. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

      The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

      The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on February 23, 2005.

      DISTRIBUTION PLANS


      The Board has adopted with respect to each of the Funds separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B, and Class C and shares of each Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and, collectively, the "12b-1 Plan"). Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.


      The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

      In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

      If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

      12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

      Under the Class A Plan, Class A shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

      Under the current Class B Plan, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

      Under the Class C Plan, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plan, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

      Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board's quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

      Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

      For the seven-month fiscal period ended October 31, 2005, the Funds paid distribution and service fees pursuant to the Class A, Class B, and Class C Plans as follows:

                FUND                       A           B         C
-----------------------------------     -------     -------    ------
MainStay Conservative Allocation        $ 8,826     $25,997    $6,693
MainStay Growth Allocation              $ 7,821     $22,096    $1,653
MainStay Moderate Allocation            $17,878     $51,387    $5,573
MainStay Moderate Growth Allocation     $15,513     $44,067    $7,384

      For the seven-month fiscal period ended October 31, 2005, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

MainStay Conservative Allocation        $45,824
MainStay Growth Allocation              $23,786
MainStay Moderate Allocation            $71,782
MainStay Moderate Growth Allocation     $70,522

      For the seven-month fiscal period ended October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund , as follows:

MainStay Conservative Allocation                        $1,553
MainStay Growth Allocation                              $1,452
MainStay Moderate Allocation                            $2,229
MainStay Moderate Growth Allocation                     $1,454

      For the seven-month fiscal period ended October 31, 2005, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund , as follows:

MainStay Conservative Allocation                        $490
MainStay Growth Allocation                              $538
MainStay Moderate Allocation                            $142
MainStay Moderate Growth Allocation                     $ 19

      For the seven-month fiscal period ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:


                                                                                                                         APPROXIMATE
                                                                                                                            TOTAL
                                                                                                                            AMOUNT
                                                                                                                           SPENT BY
                                                                                                                            NYLIFE
                                     PRINTING AND MAILING                                                                DISTRIBUTOR
                                    PROSPECTUSES TO OTHER                                                                   WITH
                    SALES MATERIAL       THAN CURRENT        COMPENSATION TO     COMPENSATION TO COMPENSATION TO         RESPECT TO
                    AND ADVERTISING      SHAREHOLDERS     DISTRIBUTION PERSONNEL SALES PERSONNEL BROKER DEALERS  OTHER*     FUND
                    --------------- --------------------- ---------------------- --------------- --------------- ------- -----------
Conservative
 Allocation                849                 896               111,249              209,027          81,117     80,587   483,726

Growth Allocation          594                 794                77,819              127,004          46,645     56,370   309,225

Moderate Allocation      1,278               1,813               167,579              322,629         131,541    121,391   746,232

Moderate Growth
 Allocation              1,270               1,573               166,555              280,020         188,066    120,650   758,135


      For the seven-month fiscal period ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:


                                                                                                                         APPROXIMATE
                                                                                                                            TOTAL
                                                                                                                            AMOUNT
                                                                                                                           SPENT BY
                                                                                                                            NYLIFE
                                     PRINTING AND MAILING                                                                DISTRIBUTOR
                                    PROSPECTUSES TO OTHER                                                                   WITH
                    SALES MATERIAL       THAN CURRENT        COMPENSATION TO     COMPENSATION TO COMPENSATION TO         RESPECT TO
                    AND ADVERTISING      SHAREHOLDERS     DISTRIBUTION PERSONNEL SALES PERSONNEL BROKER DEALERS  OTHER*     FUND
                    --------------- --------------------- ---------------------- --------------- --------------- ------- -----------
Conservative
 Allocation                114                659                     14,967            98,297        13,247      10,842   138,126

Growth Allocation          124                562                     16,220            57,636         9,982      11,750    96,273

Moderate Allocation        216              1,304                     28,314           104,830        16,910      20,511   172,085

Moderate Growth
 Allocation                297              1,118                     38,888           136,911        25,057      28,169   230,439


      For the seven-month fiscal period ended October 31, 2005, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

                                                                                                                 APPROXIMATE
                                            PRINTING AND                                                         TOTAL AMOUNT
                                              MAILING                                                              SPENT BY
                                            PROSPECTUSES   COMPENSATION                                             NYLIFE
                                SALES        TO OTHER           TO        COMPENSATION   COMPENSATION            DISTRIBUTOR
                             MATERIAL AND   THAN CURRENT   DISTRIBUTION     TO SALES      TO BROKER              WITH RESPECT
                             ADVERTISING    SHAREHOLDERS     PERSONNEL     PERSONNEL       DEALERS      OTHER*     TO FUND
                             -----------    ------------     ---------     ---------       -------      ------     -------
Conservative Allocation          188            170           24,641         21,281         5,859       17,849     69,989

Growth Allocation                 35             42            4,557          2,480         2,527        3,301     12,943

Moderate Allocation              172            142           22,539          9,515        13,561       16,327     62,256

Moderate Growth Allocation       205            188           26,892         15,003        11,461       19,480     73,229


      PURCHASES AND REDEMPTIONS

      Purchases and redemptions for Class A, Class B, Class C, and Class I shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

      Certain clients of the Manager may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

      The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

      The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

      For shares of the Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

      Certain of the Funds have entered into a committed line of credit with Investors Bank and Trust Company,, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

      PROXY VOTING POLICIES AND PROCEDURES

     It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board of Directors/ Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investment Management LLC (the "Manager"), subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

GUIDELINES EXAMPLES

     The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes ISS these Guidelines apply to the Subadvisor.

- Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size. However, the Manager will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager supports proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manger generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

- Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manger generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

- Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manger will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

- Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation. The Manager will support withholding votes from Compensation Committee members if the company has poor compensation practices.

     FUND'S PROXY VOTING RECORD. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available on the Funds' website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

      DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the Funds at 1-800-MAINSTAY (1-800-624-6782).

      In addition, the Manager may share the Funds' non-public portfolio holdings information with pricing services and other service providers to the Funds, including Investors Bank and Trust Company, who require access to such information in order to fulfill their contractual duties to the Funds; as of the date of this SAI, those service providers are Investors Bank and Trust Company, KPMG LLP, Russell Mellon, ISS, IDC, Princeton Financial Systems and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis; as of the date of this SAI, those entities are: Bloomberg, Morningstar, Standard & Poor's,

Thompson Financial, and Lipper. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

      All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Funds, will promptly return or destroy the information.

      Generally, employees of the Manager who have access to non-public information regarding the Funds' or Underlying Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

      Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Funds and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

      PORTFOLIO MANAGERS

      As of December 31, 2005, the number of other accounts and the total assets of other accounts managed within the following categories: (a) Registered Investment Companies, (b) other pooled investment vehicles; and (c) other accounts is set forth below:





                         NUMBER OF OTHER ACCOUNTS            NUMBER OF ACCOUNTS AND ASSETS FOR
                       MANAGED AND ASSETS BY ACCOUNT         WHICH THE ADVISORY FEE IS BASED ON
                                   TYPE                                  PERFORMANCE
                       -----------------------------         ----------------------------------
                                   OTHER                                   OTHER
                    REGISTERED     POOLED                   REGISTERED     POOLED
PORTFOLIO           INVESTMENT   INVESTMENT     OTHER       INVESTMENT   INVESTMENT     OTHER
 MANAGER            COMPANIES     VEHICLES     ACCOUNTS     COMPANIES     VEHICLES     ACCOUNTS
-------             ---------     --------     --------     ---------     --------     --------
Tony Elavia             0            0           0            0            0            0
Devon McCormick         0            0           0            0            0            0

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a high yield component).

      A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

            - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

            - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

            - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

            - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

      To address potential conflicts of interest, NYLIM and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, NYLIM has adopted a Code of Ethics that recognizes the manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

      Portfolio Manager Compensation Structure. In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

      NLYIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

      NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

      As of December 31, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

      None.

      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Because the Funds invest substantially all of their assets in Class I shares of Underlying Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which the Funds invest.

      To the extent that the Funds or the Underlying Funds invest in other securities, purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities, and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of a Fund or Underlying Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Boards of the Fund and the Underlying Funds have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

      NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds or the Underlying Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      No payments to Affiliated Brokers were made in the seven-month fiscal period ended October 31, 2005.

      Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

      Certain of the Underlying Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, an Underlying Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Underlying Funds.

      In certain instances there may be securities that are suitable for a Fund's or Underlying Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The management fees paid by the Company, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Underlying Funds, to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.


      Brokerage commissions paid by the Funds for the seven-month fiscal period ended October 31, 2005 to entities that are not affiliated with the Funds, the Manager, or the Distributor: N/A. Brokerage commissions paid to brokers that provided research services during the seven-month fiscal period ended October 31, 2005: N/A.


      As October 31, 2005, the following Funds held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

      None.

      A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

      The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income). Because the Manager does not expect to reallocate the Funds' assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for each Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

      PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

      HOW TO PURCHASE SHARES OF THE FUNDS

      GENERAL INFORMATION

      Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, and Class C shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

      BY MAIL

      Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of any Fund, except the Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge.

      BY TELEPHONE

      For all Funds, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by

MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

      BY WIRE

      An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

      STATE STREET BANK AND TRUST COMPANY

      ABA NO. 011-0000-28 ATTN: CUSTODY AND SHAREHOLDER SERVICES
      FOR CREDIT: MAINSTAY ________________ FUND-CLASS______
      SHAREHOLDER NAME _______________________________
      SHAREHOLDER ACCOUNT NO. _____________________________
      DDA ACCOUNT NUMBER 99029415
      AN APPLICATION MUST BE RECEIVED BY MainStay Investments WITHIN THREE BUSINESS DAYS.

      The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon eastern time, and federal funds must be received by MainStay Investments before 4:00 pm eastern time.

      Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

      ADDITIONAL INVESTMENTS

      Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

      The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

      SYSTEMATIC INVESTMENT PLANS

      Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStayInvestments, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

      OTHER INFORMATION

      Investors may, subject to the approval of the MainStay Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Fund reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

      ALTERNATIVE SALES ARRANGEMENTS

      INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

      The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

      The sales charge applicable to an investment in Class A shares of the Funds will be determined according to the following table:

                                 SALES CHARGE AS A        SALES CHARGE AS A PERCENTAGE OF
                                   PERCENTAGE OF:                OFFERING PRICE:
                                 ------------------       -------------------------------
AMOUNT OF                     OFFERING     NET AMOUNT     RETAINED BY     RETAINED BY THE
PURCHASE                       PRICE        INVESTED        DEALER          DISTRIBUTOR
---------                     --------     ----------     -----------     ---------------
Less than $50,000               5.50%        5.82%          4.75%            0.75%
$50,000 to $99,999              4.50%        4.71%          4.00%            0.50%
$100,000 to $249,999            3.50%        3.63%          3.00%            0.50%
$250,000 to $499,999            2.50%        2.56%          2.00%            0.50%
$500,000 to $999,999            2.00%        2.04%          1.75%            0.25%
$1,000,000 or more*             None         None           See Below*       None


* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares -- Contingent Deferred Sales Charge, Class A."

+ Up to a 1% finder's fee on sales from $500,000 to $3 million, up to 0.50% on portion from $3 million to $5 million and up to 0.40% on portion of $5 million or more.

      Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to
0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

      The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

      The sales charge applicable to an investment in Class A shares of the Funds will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of a Fund aggregating less than $50,000 at a hypothetical NAV per share of the Fund of $10.00. The offering price of the Class A shares of each of the Funds can be calculated using the same method.

NAV per Class A Share                                                                $  10.00
Per Share Sales Charge - .50% of offering price (5.82% of NAV per share)             $   0.58
Class A Per Share Offering Price to the Public                                       $  10.58

      PURCHASES AT NET ASSET VALUE

      Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      A Fund's Class A shares may be purchased at NAV, without payment of any sales charge A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Board Members; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

      In addition, Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

      Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or Eclipse Funds Inc. as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

      Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, NYLIFE Distributors LLC, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with NYLIFE Distributors LLC or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors.

      Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in the Funds, the dealer will receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more.
Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

      REDUCED SALES CHARGES ON CLASS A SHARES

      Under a right of accumulation, purchases of one or more Funds by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

      CLASS B SHARE CONVERSION

      The Funds' Class B share conversion feature provides that Class B shares will convert to Class A shares at the end of the calendar quarter eight years after purchase. As the conversion feature was established on October 24, 1997, the first conversion from Class B to Class A shares occurred on December 31, 2005.


      If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to convert, the shareholder may hold both Class A shares of the Fund (acquired as a result of conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial conversion of a shareholder's Class B shares to Class A shares of a Fund results in a shareholder holding Class B shares with an aggregate value of $499.99 or less, the Fund will automatically convert the remaining Class B shares to Class A shares. Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will the shareholder pay any contingent deferred sales charge that normally would be assessed as a result of a redemption of the Class B shares prior to the completion of the full holding period.


      SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

      The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

      LETTER OF INTENT (LOI)

      Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

      On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will process an LOI adjustment.

      CONTINGENT DEFERRED SALES CHARGE, CLASS A

      In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

      Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

      For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

      CONTINGENT DEFERRED SALES CHARGE, CLASS B

      A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

      The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the contingent deferred sales charge for each Fund:

YEAR SINCE PURCHASE PAYMENT MADE        CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
--------------------------------        -----------------------------------------------------------------------------------------
First                                                                        5.0%
Second                                                                       4.0%
Third                                                                        3.0%
Fourth                                                                       2.0%
Fifth                                                                        2.0%
Sixth                                                                        1.0%
Thereafter                                                                   None

      In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

      The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

      Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

      CONTINGENT DEFERRED SALES CHARGE, CLASS C

      A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund;
(viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

      Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

      NET ASSET VALUE

      The Funds determine the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of each Fund, by dividing the current market value of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

      HOW PORTFOLIO SECURITIES ARE VALUED

      Portfolio securities of the Funds are valued:

      (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

      (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

      (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager, or if the prices are deemed by the Manager not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

      (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager to be representative of market values at the close of the NYSE;

      (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

      (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

      (g) securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

      Floating Rate Loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

      Typically Floating Rate Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

      Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

      A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the times their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

      The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

      TAX INFORMATION

      The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

      TAXATION OF THE FUNDS

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

      The Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such a Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Funds could therefore affect the amount, timing and character of distributions to shareholders.

      Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

      To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer , or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

      If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

      CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

      Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

      The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

      For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and provided that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate.

      For corporate shareholders, a portion of the dividends received from Funds may qualify for the corporate dividends received deduction if applicable holding period requirements are met. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

      A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds. Depending on a Fund's percentage ownership in an Underlying Fund both before and after a redemption, the Fund's redemption of shares of such Underlying Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. As a result of these factors, the use of the fund-of-funds structure by the Funds could therefore affect the amount, timing and character of distributions to shareholders.

      A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

      A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

      DISPOSITIONS OF FUND SHARES

      Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.

In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time an Underlying Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time an Underlying Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of an Underlying Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that an Underlying Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, an Underlying Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

      FOREIGN TAXES

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country.

      Such foreign income and similar taxes generally will reduce investment company taxable income. Although an Underlying Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund, the Fund will not be able to pass any such credit or deduction through to its own shareholders.

      PASSIVE FOREIGN INVESTMENT COMPANIES

      An Underlying Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject an Underlying Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

      DISCOUNT

      Some of the debt securities that may be acquired by an Underlying Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Underlying Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by an Underlying Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by an Underlying Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of an Underlying Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      If an Underlying Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Underlying Fund.

      TAXATION OF OPTIONS, FUTURES CONTRACTS, AND SIMILAR INSTRUMENTS

      Certain of the options, futures contracts, and forward contracts in which the Underlying Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by an Underlying Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

      The transactions undertaken by the Underlying Funds involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an Underlying Fund. In addition, losses realized by an Underlying Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Underlying Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by an Underlying Fund which is taxed as ordinary income when distributed to shareholders.

      The Underlying Funds may make one or more of the elections available under the Code which is applicable to straddles. If an Underlying Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

      Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Underlying Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Underlying Funds intend to monitor developments in this area.

      Certain requirements that must be met under the Code in order for an Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

      Recently enacted rules may affect the timing and character of gain if an Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Code.

      BACKUP WITHHOLDING

      Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      STATE AND LOCAL TAXES

      Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

      FOREIGN INVESTORS

      The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that all or a portion of distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

      OTHER INFORMATION

      CAPITALIZATION

      The Funds are separate portfolios of the Company. The Funds are authorized to offer shares in one or more of the following classes: Class A, Class B, Class C, and Class I. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

      EFFECTIVE MATURITY

      Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

      CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

      As of January 31, 2006, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Funds.

      The following table sets forth information concerning beneficial and record ownership, as of January 31, 2006, of each class of shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund.



MAINSTAY MODERATE ALLOCATION FUND CLASS C

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         NFS LLC FEBO                                                           5.80%                     38,694.5850
         GEORGE MARK CRETEKOS
         40 CEDAR WALK- UNIT 2217
         LONG BEACH CA  90802


MAINSTAY MODERATE ALLOCATION FUND CLASS I

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         NEW YORK LIFE TRUST CO                                                 78.64%                    3,732.6990
         CUST FOR THE SEP IRA
         SUSAN KERLEY
         PO BOX 9572
         NEW HAVEN CT  06535-0572

         NEW YORK LIFE INVESTMENT MGMT                                          21.36%                    1,013.6860
         ATTN AL LEIER
         169 LACKAWANNA AVE
         PARSIPPANY NJ  07054-1007


MAINSTAY MODERATE GROWTH ALLOCATION FUND CLASS I

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         NEW YORK LIFE INVESTMENT MGMT                                          100.00%                   1,009.8110
         ATTN AL LEIER
         169 LACKAWANNA AVE
         PARSIPPANY NJ  07054-1007


MAINSTAY GROWTH ALLOCATION FUND CLASS C

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         NFS LLC FEBO                                                           7.70%                     29,873.5950
         NFS/FMTC ROLLOVER IRA
         FBO DEANNA FANGUY
         305 MALIBU BLVD
         HOUMA LA  70364-2529

         NFS LLC FEBO                                                           5.24%                     20,343.8500
         NFS/FMTC IRA
         FBO PEGGY H TYCER
         P O BOX 159
         NATALBANY LA  70451-0159

         MERRILL LYNCH  PIERCE  FENNER &                                        6.93%                     26,880.1640
         SMITH  INC - FOR THE SOLE BENEFIT
         OF ITS CUSTOMERS
         ATTN: FUND ADMINISTRATION 97YK8
         4800 DEER LAKE DRIVE EAST  3RD FL
         JACKSONVILLE FL  32246-6484


MAINSTAY GROWTH ALLOCATION FUND CLASS I

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         JAMES W HAWES                                                          20.98%                    269.3860
         17 HERSEY ST
         HINGHAM MA  02043-4603

         NEW YORK LIFE INVESTMENT MGMT                                          79.02%                    1,014.4080
         ATTN AL LEIER
         169 LACKAWANNA AVE
         PARSIPPANY NJ  07054-1007


MAINSTAY CONSERVATIVE ALLOCATION CLASS C

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         JAMES CREIGHTON HART & MARGARET                                        8.53%                     29,367.3280
         HART REVOCABLE TRUST UA DTD
         CARE/OF JAMES C HART JR TTEE
         05/06/1992
         916 THISTLEGATE RD
         OAK PARK CA  91377-3917


MAINSTAY CONSERVATIVE ALLOCATION CLASS I

         Registration                                                           % of Fund Held            Share Balance
         ------------                                                           --------------            -------------
         NEW YORK LIFE INVESTMENT MGMT                                          100.00%                   1,016.6890
         ATTN AL LEIER
         169 LACKAWANNA AVE
         PARSIPPANY NJ  07054-1007



      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Company. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

      LEGAL COUNSEL

      Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

      TRANSFER AGENT

      NYLIM Service Company LLC ("NYLIM SC" or "MainStay Investments"), and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MainStay Investments, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MainStay Investments provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MainStay Investments is paid per account fee and out-of-pocket expenses by the Funds. MainStay Investments has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.


      CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street,
P.O. Box 9130, Boston, Massachusetts 02117, is custodian of cash and securities of the Funds of the Company and has subcustodial agreements for holding such Funds' foreign assets.


      REGISTRATION STATEMENT

      This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

      APPENDIX A

      DESCRIPTION OF SECURITIES RATINGS

      MOODY'S INVESTORS SERVICE, INC.

      Corporate and Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.
(Baa).

      Municipal Short-Term Loan Ratings

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      Corporate Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      STANDARD & Poor's

      Corporate and Municipal Lont-Term Debt Ratings

      Investment Grade

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Speculative Grade

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Short-Term Rating Definitions

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B:A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C:A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D:A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      FITCH INVESTORS SERVICES, INC.

      Tax-Exempt Bonds

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

      Tax-Exempt Notes and Commercial Paper

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   Charter Documents

     I.   Eclipse Funds Inc. ("Company")

          (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

          (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

          (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

          (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

          (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

          (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 7, 2002.*

          (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (15) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

          (16) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

          (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

          (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

          (19) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

          (20) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 25, 2005.*

          (21) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     II.  Eclipse Funds ("Trust")

          (1) Agreement and Declaration of Trust of Eclipse Funds. -- Previously filed with the Trust's Initial Registration Statement No. 33-08865 on September 19, 1986.*

          (2)  Amendment to Agreement and Declaration of Trust of Eclipse Funds.
               - Previously filed with the Trust's Pre-Effective Amendment No. 1 to Registration Statement No. 33-08865 on January 9, 1987.*

          (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-08865 on February 27, 1998.*

          (4) Certificate of Designation for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-08865 on October 13, 1994.*

          (5) Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund) for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-08865 on April 30, 1999.*

          (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-08865 on February 25, 2002.*

          (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

          (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (11) Establishment Designation of Additional Shares of Beneficial Interest -- to be filed by amendment.

b.   By-Laws

     (1) By-Laws of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     (2) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-08865 on September 19, 1986.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

d.   Investment Advisory Contracts

     I.   Eclipse Funds Inc.

     (1) (a) Form of (composite) Amended and Restated Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc. and MainStay Management LLC previously filed on July 26, 2005.*

          (b) Form of (composite) Amended and Restated Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc. and New York Life Investment Management LLC previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

               (i) Amended and Restated Schedule A to Amended and Restated Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc. and New York Life Investment Management LLC -- filed herewith

          (c) Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC on behalf of MainStay Growth Equity Fund previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

          (d) Expense Limitation Agreement Between Eclipse Funds Inc. and New York Life Investment Management LLC -- filed herewith

          (e) Form of Expense Limitation Agreement Between Eclipse Funds Inc. and New York Life Investment Management LLC on Behalf of MainStay Income Manager Fund -- filed herewith

          (f) Form of Expense Limitation Agreement Between Eclipse Funds Inc. and New York Life Investment Management LLC on Behalf of
               MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund -- filed herewith

     (2) (a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Intermediate Term Bond Fund, All Cap Growth Fund, Short Term Bond Fund and All Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.*

          (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Indexed Bond Fund, S&P 500 Index Fund and Income Manager Fund, and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

          (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund and New York Life Insurance Company -- Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

II.  Eclipse Funds

     (1) (a) Management Agreement between Eclipse Funds and New York Life Investment Management LLC with respect to Mid Cap Opportunity Fund, Small Cap Opportunity Fund, and Balanced Fund. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (b) Expense Limitation Agreement between Eclipse Funds and New York Life Investment Management LLC -- filed herewith

e.   Underwriting Contracts

     (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

     (2) Form of Distribution Agreement between Eclipse Funds and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

f.   Not Applicable.

g.   Custody Agreements

     I.   Eclipse Funds Inc.

          (1) Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank & Trust Company -- filed herewith

     II.  Eclipse Funds

          (1) Master Custodian Agreement between Eclipse Funds and Investors Bank & Trust Company filed with Post-Effective Amendment No. 34 on February 6, 2006.*

h.   Other Material Contracts

     I.   Eclipse Funds Inc.

          (1) (a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

               (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post- Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (c) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and NYLIM Shareholder Services LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

          (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. -- Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

          (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on April 30, 1997.*

          (5) (i) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

               (ii) Amended Fee Schedule to Sub-Transfer Agency and Service
                    Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

          (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

          (7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

               (i) Amended and Restated Schedule A to Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) -- filed herewith

          (8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

               (i) Amended and Restated Schedule A to Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) -- filed herewith

          (9) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company previously filed with Post-Effective Amendment No. 48 on July 26, 2005.*

               (i) Amended and Restated Appendix A to the Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment

                    Management LLC and Investors Bank & Trust Company -- filed herewith

          (10) Form of Indemnification Agreement -- filed herewith

II.  Eclipse Funds

          (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-08865 on April 30, 1990.*

          (2) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC). - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-08865 on April 30, 1991.*

          (4) (a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

               (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC(formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

          (5) Shareholder Services Plan for Eclipse Funds (Class R1 shares)- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (6) Shareholder Services Plan for Eclipse Funds (Class R2 shares)- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (7) Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company filed with Post-Effective Amendment No. 34 to the Trust's Registration Statement No. 33-08865 on February 6, 2006.*

          (8) Shareholder Services Plan for Eclipse Funds (Class R3 shares) to be filed by amendment.

          (9)  Form of Indemnification Agreement -- filed herewith

i.   Legal Opinions

I.   Eclipse Funds Inc.

     (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 31, 2002.*

     (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

     (3) Opinion of Counsel related to the offering of Floating Rate Fund shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement No. 33-36962 on April 15, 2004.*

     (4) Opinion of Counsel related to the offering of the Conservative Allocation Fund, Moderate Allocation Fund, Moderate Growth Allocation Fund, Growth Allocation Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

     (5) Opinion of Counsel related to the offering of MainStay Large Cap Opportunity Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 46 to the Company's Registration Statement No. 33-36962 on July 25, 2005.*

     (6) Opinion of Counsel related to the offering of MainStay Growth Equity Fund shares of Common Stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

II.  Eclipse Funds

     (1) Opinion of Counsel related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-08865 on December 27, 2002.*

     (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

     (3) Opinion of Counsel related to the offering of Class R3 shares of beneficial interest of Eclipse Funds (Massachusetts) - to be filed by amendment.

j.   Other Opinions

     (1) Auditor's Consent related to Eclipse Funds Inc. and Eclipse Funds - filed herewith.

k.   Not Applicable.

l.   Initial Capital Agreements

     (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

     (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-08865 on January 9, 1987.*

m.   Rule 12b-1 Plans

     I.   Eclipse Funds Inc.

          (1) Form of Account Application for Eclipse Funds Inc. -- Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

          (2) Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

               (i) Amended and Restated Schedule A to Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. -- filed herewith.

          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

               (i) Amended and Restated Schedule A to Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. -- filed herewith.

          (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

               (i) Amended and Restated Schedule A to Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc. -- filed herewith.

          (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

               (i) Amended and Restated Schedule A to Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. -- filed herewith.

     II.  Eclipse Funds

          (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

          (5) Plan of Distribution pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds - to be filed by amendment.


n.   Rule 18f-3 Plans

     I.   Eclipse Funds Inc.

          (1) Form of Amended and Restated Multiple Class Plan - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

               (i) Amended and Restated Exhibit A to Form of Amended and Restated Multiple Class Plan -- filed herewith

     II.  Eclipse Funds

          (1) Form of Amended and Restated Multiple Class Plan -- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*.

o.   Reserved

p.   Codes of Ethics

I.   Eclipse Funds Inc.

     (1) Form of Code of Ethics for Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

     (2) Form of Code of Ethics for New York Life Investment Management Holdings LLC (applicable to New York Life Investment Management LLC, NYLIFE Distributors LLC and MacKay Shields LLC)- Previously filed with Post-Effective Amendment No. 49 to the Company's Registration Statement No. 33-36962 on October 26, 2005.*

II.  Eclipse Funds

     (1) Form of Code of Ethics for Eclipse Funds -- Previously filed with Post-Effective Amendment No. 34 to the Trust's Registration Statement No. 33-08865 on February 6, 2006.*

     (2) Form of Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 34 to the Trust's Registration Statement No. 33-08865 on February 6, 2006.*

----------
* Incorporated herein by reference.

ITEM 24.

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

       MainStay VP Series Fund, Inc.(2) (Maryland)
       The MainStay Funds (2) (Massachusetts)
       McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
       MacKay Shields LLC (Delaware)
       MacKay Shields General Partner (L/S) LLC (Delaware)
       Madison Capital Funding LLC (Delaware)
       McMorgan & Company LLC (Delaware)
       NYLCAP Manager LLC (Delaware)
                 New York Life Capital Partners, L.L.C. (Delaware)
                 New York Life Capital Partners II, L.L.C. (Delaware)
                 NYLIM Mezzanine GenPar GP, LLC (Delaware)
                 New York Life Capital Partners III Gen Par GP, LLC (Delaware) NYLIM - JB Asset Management Co. (Mauritius) LLC (25.1%) (Mauritius)
       NYLIM Service Company LLC (Delaware)
       New York Life Investment Management LLC (Delaware)
                 NYLIM GP, LLC (Delaware)
                 NYLIM Fund II GP, LLC (Delaware)
                 New York Life Investment Management (U.K.) Limited (United Kingdom)

       NYLIFE Distributors LLC (Delaware)
       NYLIM Real Estate Inc. (Delaware)
       NYLCAP Holdings (Mauritius) (Mauritius)
New York Life Insurance and Annuity Corporation (Delaware)
New York Life International, LLC (Delaware)
       New York Life Insurance Taiwan Corporation (Taiwan)
       NYLI Holdings S.R.L. Argentina (Argentina)
                 HSBC New York Life Seguros do Vida (Argentina) S.A. (3) (40%) (Argentina)
                 HSBD New York Life Seguros de Retiro (Argentina) S.A. (3) (40%) (Argentina)
                 Maxima S.A. AFJP (3) (40%) (Argentina)
       New York Life Insurance Limited (South Korea)
       New York Life Insurance Worldwide Limited (Bermuda)
       New York Life International Holdings Limited (25% owned by Segura Monterrey New York Life, S.A. de C.V.) (Mauritius)
                 Max New York Life Insurance Company Limited(4) (26%)(India)
       New York Life International India Fund (Mauritius) LLC
       (90%)(Mauritius)
       New York Life Insurance (Philippines), Inc. (75%) (Philippines)
       New York Life Worldwide Capital, Inc. (Delaware)
                 Fianzas Monterrey, S.A. (99.95%) Mexico
                     Operada FMA, S.A. de C.V. (995) (Mexico)
       New York Life Securities Investment Consulting Co., Ltd. (Taiwan)
       NYLIFE Thailand, Inc. (Delaware)
                 PMCC Ltd. (49%)
                     Siam Commercial New York Life Insurance Public Company Limited (47.33%) (Thailand) (4) (23.88% owned by New York Life International, LLC)
                     NYL Data Center Limited (99.97%)
       NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
                 Seguros Monterrey New York Life, S.A. de C.V.(99.996%)
                     (Mexico)
                     Centro de Capacitacion Monterrey, A.C. (99.791%)(Mexico) NYLIFE LLC (Delaware)
       Eagle Strategies Corp. (Arizona)
       Express Scripts, Inc.(5)  (16.44%) (Delaware)
       New York Life Capital Corporation (Delaware)
       New York Life International Investment Inc. (Delaware)
                 Monetary Research Limited (Bermuda)
                 NYL Management Limited (United Kingdom)
       New York Life Trust Company (New York)
       New York Life Trust Company, FSB (United States)
       NYL Executive Benefits LLC (Delaware)
       NYLIFE Securities Inc. (New York)
       NYLINK Insurance Agency Incorporated (Delaware)
                 NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)

       NYLUK I Company (United Kingdom)
       NYLUK II Company (United Kingdom)
                 Gresham Mortgage (United Kingdom)
       W Construction Company (United Kingdom)
       WUT (United Kingdom)
       WIM (AIM) (United Kingdom)
       WIM (United Kingdom)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
Haier New York Life Insurance Company Limited (PRC) (50%)

Silver Spring, LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of November 30, 2004.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(5) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

ITEM 25. INDEMNIFICATION

            New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Fund Inc. and Eclipse Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

In addition, each Director/Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director/Trustee to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC also acts as the principal underwriter for:

     The MainStay Funds (File No. 33-2610)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account



            NAME AND                     BUSINESS                 POSITION(S) AND              POSITION(S) AND
           PRINCIPAL                  POSITION(S) AND             OFFICE(S) WITH                OFFICE(S) WITH
           ADDRESS(1)                 OFFICE(S) WITH               ECLIPSE FUNDS                ECLIPSE FUNDS,
                                           NYLIFE                                                    INC.
                                       DISTRIBUTORS,
                                            INC.
       Brian A. Murdock          Chairman of the Board and              None                         None
                                         President
     Christopher O. Blunt       Manager and Executive Vice              None                         None
                                 President, NYLIM Product
                                       Distribution
       Robert J. Hebron         Manager and Executive Vice              None                         None
                                President COLI Distribution
        John R. Meyer           Manager and Executive Vice              None                         None
                                    President, Variable
                                 Annuity and Agency Mutual
                                    Funds Distribution
       Scott L. Berlin          Manager and Executive Vice              None                         None
                                    President, Non-COLI
                                Variable Life Distribution
        John A. Cullen                    Manager                       None                         None
        Barry A. Schub                    Manager                       None                         None
      Stephen P. Fischer         Senior Managing Director,              None                         None
                                 NYLIM Products Marketing
      William F. Gibson          Senior Managing Director               None                         None
                                    and Chief Financial
                                          Officer


      Barbara McInerney          Senior Managing Director,              None                         None
                                        Compliance
      Alison H. Micucci             Managing Director,            Vice President -             Vice President -
                                        Compliance                  Compliance                    Compliance
       Robert E. Brady             Manager and Managing                 None                         None
                                    Director Operations
      Stephen P. Fisher             Managing Director -                 None                         None
                                         Marketing
       Thomas A. Clough             Managing Director,                  None                         None
                                    Retirement Services
      Joseph J. Henehan             Managing Director,                  None                         None
                                    Retirement Services
       Edward P. Linder             Managing Director,                  None                         None
                                   Variable Annuity and
                                    Agency Mutual Funds
                                       Distribution
       Beverly J. Moore             Managing Director,                  None                         None
                                 Marketing Communications
        Gary L. Warren            Managing Director, COLI               None                         None
                                       Distribution
       Wendy K. Fishler             Managing Director -                 None                         None
                                     National Accounts
        Mark A. Gomez              Managing Director and                None                         None
                                 Chief Compliance Officer
       Julia D. Holland           Managing Director - SMA               None                         None
                                       Distribution
  Marguerite E. H. Morrison        Managing Director and              Secretary                    Secretary
                                         Secretary
       Gary M. O'Neill          Managing Director - Agency              None                         None
                                       Distribution


c.   Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by Investors Bank and Trust Company, 200 Clarendon St, Boston, MA 02117. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29. MANAGEMENT SERVICES.
Not Applicable.

ITEM 30. UNDERTAKINGS.
None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the ____ day of February, 2006.

                                ECLIPSE FUNDS INC.
                                /s/ Christopher O. Blunt
                                -------------------------------
                                Christopher O. Blunt
                                President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 17, 2006.

SIGNATURE                                                    TITLE
---------------------------------------------------------    Director
/s/ Lawrence Glacken*
-------------------------------
Lawrence Glacken
---------------------------------------------------------    Director
/s/ Robert P. Mulhearn*
--------------------------------
Robert P. Mulhearn
---------------------------------------------------------    Director
/s/ Susan B. Kerley*
---------------------------------------------------------
Susan B. Kerley
---------------------------------------------------------    Director
/s/ Peter Meenan*
---------------------------------------------------------
Peter Meenan
---------------------------------------------------------    Treasurer and Principal Financial
/s/ Arphiela Arizmendi                                       and Accounting Officer
---------------------------------------------------------
Arphiela Arizmendi

By: /s/ Marguerite E.H. Morrison
---------------------------------------------------------
Marguerite E.H. Morrison
As Attorney-in-Fact*


* Pursuant to Powers of Attorney filed on March 1, 2005 as a part of Post-Effective Amendment No. 43 to the Company's Registration Statement.

                                  EXHIBIT INDEX


Item Number                  Item
----------                   ----
(d)(I)(1)(b)(i)              Amended and Restated Schedule A to Amended and Restated
                             Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc. and New York Life
                             Investment Management LLC

(d)(I)(1)(d)                 Expense Limitation Agreement Between Eclipse Funds Inc. and
                             New York Life Investment Management LLC

(d)(II)(1)(b)                Expense Limitation Agreement Between Eclipse Funds and New
                             York Life Investment Management LLC

(d)(I)(1)(e)                 Form of Expense Limitation Agreement Between Eclipse Funds
                             Inc. and New York Life Investment Management LLC on behalf of MainStay Income Manager Fund

(d)(I)(1)(f)                 Form of Expense Limitation Agreement Between Eclipse Funds
                             Inc. and New York Life Investment Management LLC on behalf of MainStay Conservative Allocation Fund, MainStay Growth
                             Allocation Fund, MainStay Moderate Allocation Fund and
                             MainStay Moderate Growth Allocation Fund

(g)(I)(1)                    Master Custodian Agreement between Eclipse Funds Inc. and
                             Investors Bank & Trust Company

(h)(I)(7)(i)                 Amended and Restated Schedule A to Shareholder Services Plan
                             for Eclipse Funds Inc. (Class R1 Shares)

(h)(I)(8)(i)                 Amended and Restated Schedule A to Shareholder Services Plan
                             for Eclipse Funds Inc. (Class R2 Shares)

(h)(I)(9)(i)                 Amended and Restated Appendix A to the Master Fund
                             Sub-Accounting and Sub-Administration Agreement between New
                             York Life Investment Management LLC and Investors Bank &
                             Trust Company

(h)(I)(10)                   Form of Indemnification Agreement

(h)(II)(9)                   Form of Indemnification Agreement

(j)(1)                       Consent of Independent Registered Public Accounting Firm

(m)(I)(3)(i)                 Amended and Restated Schedule A to Form of Plan of
                             Distribution Pursuant to Rule 12b-1 for Class A
                             shares of Eclipse Funds Inc.

(m)(I)(4)(i)                 Amended and Restated Schedule A to Form of Plan of
                             Distribution Pursuant to Rule 12b-1 for

(p)(I)(3)                    Form of Code Ethics for MacKay Shields LLC

(p)(II)(3)                   Form of Code Ethics for MacKay Shields LLC
